American General

Life Companies

Separate Account D

American General Life Insurance Company

2021

Annual Report

December 31, 2021

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Separate Account D.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Separate Account D indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Separate Account D as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares
BNY Mellon VIF Quality Bond Portfolio Initial Shares (6)(7)	Fidelity VIP Asset Manager Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class
Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP High Income Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2
FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares
Invesco Comstock Fund Class A	Invesco Corporate Bond Fund Class A (1)
Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A
Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I
Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Comstock Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. Core Plus Bond Fund Series I
Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I
Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I
Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Global Research Portfolio Service Shares
Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1
MFS VIT Growth Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class
MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT Utilities Series Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Global Strategist Portfolio Class I
Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	PIMCO Real Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
Putnam VT Focused International Equity Fund Class IB	Putnam VT International Value Fund Class IB
Putnam VT Large Cap Value Fund Class IB	PVC Core Plus Bond Account Class 1
PVC Diversified International Account Class 1	PVC Equity Income Account Class 1
PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1
PVC Principal Capital Appreciation Account Class 1	PVC SAM Balanced Portfolio Class 1
PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC SAM Flexible Income Portfolio Class 1	PVC SAM Strategic Growth Portfolio Class 1
PVC Short-Term Income Account Class 1	PVC SmallCap Account Class 1
Royce Small-Cap Portfolio Investment Class	VALIC Company I Asset Allocation Fund (1)
VALIC Company I Blue Chip Growth Fund	VALIC Company I Capital Conservation Fund (1)(2)
VALIC Company I Core Bond Fund (2)	VALIC Company I Dividend Value Fund (1)
VALIC Company I Government Money Market I Fund	VALIC Company I Government Securities Fund
VALIC Company I Health Sciences Fund (4) (6)	VALIC Company I High Yield Bond Fund (5)
VALIC Company I International Equities Index Fund	VALIC Company I International Socially Responsible Fund (1)
VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Value Fund (3)
VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund
VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
VALIC Company I Systematic Core Fund	VALIC Company II Strategic Bond Fund (2)(6)

(1)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(2)	The VALIC Company I Capital Conservation Fund and the VALIC Company II Strategic Bond Fund, in operation for the periods January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(3)	The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(4)	The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.
(5)	The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.
(6)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(7)	For the period January 1, 2020 to April 30, 2020 (cessation of operations).

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account D based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account D in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

We have served as the auditor of one or more of the sub-accounts of American General Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

3

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Century VP Value Fund Class I	$270,415	$-	$270,415	$-	$270,415	$270,415

BNY Mellon IP MidCap Stock Portfolio Initial Shares	81,984	-	81,984	-	81,984	81,984

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	303,562	-	303,562	-	303,562	303,562

BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	175,516	-	175,516	-	175,516	175,516

Fidelity VIP Asset Manager Portfolio Initial Class	412,140	-	412,140	-	412,140	412,140

Fidelity VIP Asset Manager Portfolio Service Class 2	82,322	-	82,322	-	82,322	82,322

Fidelity VIP Contrafund Portfolio Initial Class	1,682,662	-	1,682,662	-	1,682,662	1,682,662

Fidelity VIP Contrafund Portfolio Service Class 2	742,514	-	742,514	-	742,514	742,514

Fidelity VIP Equity-Income Portfolio Initial Class	979,700	-	979,700	-	979,700	979,700

Fidelity VIP Equity-Income Portfolio Service Class 2	260,816	-	260,816	-	260,816	260,816

Fidelity VIP Government Money Market Portfolio Initial Class	749,354	-	749,354	-	749,354	749,354

Fidelity VIP Growth Portfolio Initial Class	1,777,639	-	1,777,639	-	1,777,639	1,777,639

Fidelity VIP Growth Portfolio Service Class 2	392,700	-	392,700	-	392,700	392,700

Fidelity VIP High Income Portfolio Initial Class	47,936	-	47,936	-	47,936	47,936

Fidelity VIP Index 500 Portfolio Initial Class	2,382,932	-	2,382,932	-	2,382,932	2,382,932

Fidelity VIP Investment Grade Bond Portfolio Initial Class	105,192	-	105,192	-	105,192	105,192

Fidelity VIP Overseas Portfolio Initial Class	79,503	-	79,503	-	79,503	79,503

FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	1,046,796	-	1,046,796	-	1,046,796	1,046,796

FTVIP Templeton Developing Markets VIP Fund Class 2	362,098	-	362,098	-	362,098	362,098

FTVIP Templeton Foreign VIP Fund Class 2	248,161	-	248,161	-	248,161	248,161

Goldman Sachs VIT Strategic Growth Fund Institutional Shares	49,205	-	49,205	-	49,205	49,205

Invesco Comstock Fund Class A	2,005,773	(1,323)	2,004,450	-	2,004,450	2,004,450

Invesco Government Money Market Fund Class AX	35,489	(984)	34,505	-	34,505	34,505

Invesco High Yield Fund Class A	366,782	-	366,782	-	366,782	366,782

Invesco V.I. American Franchise Fund Series I	13,272,852	14,034	13,286,886	1,118,464	12,168,422	13,286,886

Invesco V.I. American Value Fund Series I	2,262,917	-	2,262,917	-	2,262,917	2,262,917

Invesco V.I. Capital Appreciation Fund Series I	3,327,148	-	3,327,148	-	3,327,148	3,327,148

Invesco V.I. Comstock Fund Series I	1,467,086	-	1,467,086	-	1,467,086	1,467,086

Invesco V.I. Core Equity Fund Series I	2,892,880	-	2,892,880	-	2,892,880	2,892,880

Invesco V.I. Core Plus Bond Fund Series I	174,454	-	174,454	-	174,454	174,454

Invesco V.I. Global Core Equity Fund Series I	748,313	-	748,313	-	748,313	748,313

Invesco V.I. Global Strategic Income Fund Series I	174,707	-	174,707	-	174,707	174,707

Invesco V.I. Government Securities Fund Series I	608,182	-	608,182	-	608,182	608,182

Invesco V.I. Growth and Income Fund Series I	8,011,921	-	8,011,921	-	8,011,921	8,011,921

Invesco V.I. High Yield Fund Series I	298,265	-	298,265	-	298,265	298,265

Invesco V.I. International Growth Fund Series I	1,211,945	-	1,211,945	-	1,211,945	1,211,945

Invesco V.I. Main Street Fund Series I	4,283,777	-	4,283,777	-	4,283,777	4,283,777

Invesco V.I. Main Street Small Cap Fund Series I	1,196,828	-	1,196,828	-	1,196,828	1,196,828

Janus Henderson Enterprise Portfolio Service Shares	113,782	-	113,782	-	113,782	113,782

Janus Henderson Global Research Portfolio Service Shares	9,751	-	9,751	-	9,751	9,751

Janus Henderson Overseas Portfolio Service Shares	328,266	-	328,266	-	328,266	328,266

Janus Henderson Research Portfolio Service Shares	331,239	-	331,239	-	331,239	331,239

JPMorgan Insurance Trust Core Bond Portfolio Class 1	2,863,545	-	2,863,545	-	2,863,545	2,863,545

JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	1,963,968	-	1,963,968	-	1,963,968	1,963,968

JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	31,972	-	31,972	-	31,972	31,972

JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	2,925,721	-	2,925,721	-	2,925,721	2,925,721

MFS VIT Growth Series Initial Class	1,906,094	-	1,906,094	-	1,906,094	1,906,094

MFS VIT Investors Trust Series Initial Class	549,902	-	549,902	-	549,902	549,902

MFS VIT New Discovery Series Initial Class	155,541	-	155,541	-	155,541	155,541

MFS VIT Research Series Initial Class	774,340	-	774,340	-	774,340	774,340

MFS VIT Total Return Series Initial Class	640,166	-	640,166	-	640,166	640,166

MFS VIT Utilities Series Initial Class	923,248	-	923,248	-	923,248	923,248

MFS VIT II Core Equity Portfolio Initial Class	2,184,128	-	2,184,128	-	2,184,128	2,184,128

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	776,766	-	776,766	-	776,766	776,766

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	868,045	-	868,045	-	868,045	868,045

Morgan Stanley VIF Global Strategist Portfolio Class I	349,014	-	349,014	-	349,014	349,014

Morgan Stanley VIF Growth Portfolio Class I	3,829,016	-	3,829,016	-	3,829,016	3,829,016

Morgan Stanley VIF U.S. Real Estate Portfolio Class I	358,159	-	358,159	-	358,159	358,159

Neuberger Berman AMT Mid Cap Growth Portfolio Class I	77,752	-	77,752	-	77,752	77,752

PIMCO Real Return Portfolio Administrative Class	164,060	-	164,060	-	164,060	164,060

PIMCO Short-Term Portfolio Administrative Class	29,513	-	29,513	-	29,513	29,513

PIMCO Total Return Portfolio Administrative Class	281,522	-	281,522	-	281,522	281,522

Pioneer Fund VCT Portfolio Class I	209,688	-	209,688	-	209,688	209,688

Pioneer Select Mid Cap Growth VCT Portfolio Class I	326,662	-	326,662	-	326,662	326,662

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
PVC Core Plus Bond Account Class 1	$1,455,361	$-	$1,455,361	$-	$1,455,361	$1,455,361
PVC Diversified International Account Class 1	1,517,847	-	1,517,847	-	1,517,847	1,517,847
PVC Equity Income Account Class 1	3,199,875	-	3,199,875	-	3,199,875	3,199,875
PVC Government & High Quality Bond Account Class 1	730,765	-	730,765	-	730,765	730,765
PVC Large Cap Growth Account I Class 1	12,647,036	-	12,647,036	-	12,647,036	12,647,036
PVC Principal Capital Appreciation Account Class 1	12,282,474	-	12,282,474	-	12,282,474	12,282,474
PVC SAM Balanced Portfolio Class 1	14,268,453	-	14,268,453	-	14,268,453	14,268,453
PVC SAM Conservative Balanced Portfolio Class 1	505,300	-	505,300	-	505,300	505,300
PVC SAM Conservative Growth Portfolio Class 1	16,948,988	-	16,948,988	-	16,948,988	16,948,988
PVC SAM Flexible Income Portfolio Class 1	1,464,250	-	1,464,250	-	1,464,250	1,464,250
PVC SAM Strategic Growth Portfolio Class 1	6,863,122	-	6,863,122	-	6,863,122	6,863,122
PVC Short-Term Income Account Class 1	348,940	-	348,940	-	348,940	348,940
PVC SmallCap Account Class 1	3,751,323	-	3,751,323	-	3,751,323	3,751,323
Putnam VT Focused International Equity Fund Class IB	146,471	-	146,471	-	146,471	146,471
Putnam VT International Value Fund Class IB	52,700	-	52,700	-	52,700	52,700
Putnam VT Large Cap Value Fund Class IB	458,896	-	458,896	-	458,896	458,896
VALIC Company I Blue Chip Growth Fund	74,312	-	74,312	-	74,312	74,312
VALIC Company I Core Bond Fund	205,720	-	205,720	-	205,720	205,720
VALIC Company I Government Money Market I Fund	4,025,707	-	4,025,707	-	4,025,707	4,025,707
VALIC Company I Government Securities Fund	484,843	-	484,843	-	484,843	484,843
VALIC Company I High Yield Bond Fund	62,187	-	62,187	-	62,187	62,187
VALIC Company I International Equities Index Fund	651,806	-	651,806	-	651,806	651,806
VALIC Company I Mid Cap Index Fund	985,425	-	985,425	-	985,425	985,425
VALIC Company I Mid Cap Value Fund	2,168,140	-	2,168,140	-	2,168,140	2,168,140
VALIC Company I Nasdaq-100 Index Fund	225,004	-	225,004	-	225,004	225,004
VALIC Company I Science & Technology Fund	406,948	-	406,948	-	406,948	406,948
VALIC Company I Small Cap Index Fund	157,512	-	157,512	-	157,512	157,512
VALIC Company I Stock Index Fund	21,512,794	(570,128)	20,942,666	479,355	20,463,311	20,942,666
VALIC Company I Systematic Core Fund	3,256,194	-	3,256,194	-	3,256,194	3,256,194

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Century VP Value Fund Class I	19,782	$13.67	$270,415	$140,544	1
BNY Mellon IP MidCap Stock Portfolio Initial Shares	3,310	24.77	81,984	62,120	1
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	5,227	58.08	303,562	187,049	1
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	3,038	57.77	175,516	125,541	1
Fidelity VIP Asset Manager Portfolio Initial Class	22,484	18.33	412,140	341,541	1
Fidelity VIP Asset Manager Portfolio Service Class 2	4,622	17.81	82,322	67,938	1
Fidelity VIP Contrafund Portfolio Initial Class	30,960	54.35	1,682,662	1,075,028	1
Fidelity VIP Contrafund Portfolio Service Class 2	14,140	52.51	742,514	468,851	1
Fidelity VIP Equity-Income Portfolio Initial Class	37,465	26.15	979,700	831,524	1
Fidelity VIP Equity-Income Portfolio Service Class 2	10,321	25.27	260,816	218,140	1
Fidelity VIP Government Money Market Portfolio Initial Class	749,354	1.00	749,354	749,354	1
Fidelity VIP Growth Portfolio Initial Class	17,355	102.43	1,777,639	1,348,813	1
Fidelity VIP Growth Portfolio Service Class 2	3,950	99.42	392,700	279,853	1
Fidelity VIP High Income Portfolio Initial Class	9,131	5.25	47,936	47,987	1
Fidelity VIP Index 500 Portfolio Initial Class	5,089	468.27	2,382,932	978,485	1
Fidelity VIP Investment Grade Bond Portfolio Initial Class	7,880	13.35	105,192	101,233	1
Fidelity VIP Overseas Portfolio Initial Class	2,715	29.28	79,503	57,104	1
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	46,753	22.39	1,046,796	858,282	1
FTVIP Templeton Developing Markets VIP Fund Class 2	33,936	10.67	362,098	289,881	1
FTVIP Templeton Foreign VIP Fund Class 2	18,261	13.59	248,161	253,454	1
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	2,959	16.63	49,205	36,225	1
Invesco Comstock Fund Class A	67,648	29.65	2,005,773	1,318,130	1
Invesco Government Money Market Fund Class AX	35,489	1.00	35,489	35,489	1
Invesco High Yield Fund Class A	92,389	3.97	366,782	384,648	1
Invesco V.I. American Franchise Fund Series I	149,756	88.63	13,272,852	9,288,902	1
Invesco V.I. American Value Fund Series I	112,415	20.13	2,262,917	1,803,768	1
Invesco V.I. Capital Appreciation Fund Series I	40,644	81.86	3,327,148	2,253,669	1
Invesco V.I. Comstock Fund Series I	69,399	21.14	1,467,086	1,212,529	1
Invesco V.I. Core Equity Fund Series I	76,551	37.79	2,892,880	2,471,137	1
Invesco V.I. Core Plus Bond Fund Series I	26,634	6.55	174,454	169,943	1
Invesco V.I. Global Core Equity Fund Series I	67,234	11.13	748,313	598,842	1
Invesco V.I. Global Strategic Income Fund Series I	39,260	4.45	174,707	195,291	1
Invesco V.I. Government Securities Fund Series I	52,978	11.48	608,182	624,476	1
Invesco V.I. Growth and Income Fund Series I	338,056	23.70	8,011,921	6,664,216	1
Invesco V.I. High Yield Fund Series I	57,030	5.23	298,265	306,803	1
Invesco V.I. International Growth Fund Series I	29,267	41.41	1,211,945	1,000,971	1
Invesco V.I. Main Street Fund Series I	119,558	35.83	4,283,777	3,407,742	1
Invesco V.I. Main Street Small Cap Fund Series I	38,031	31.47	1,196,828	891,953	1
Janus Henderson Enterprise Portfolio Service Shares	1,230	92.49	113,782	79,408	1
Janus Henderson Global Research Portfolio Service Shares	141	69.31	9,751	7,405	1
Janus Henderson Overseas Portfolio Service Shares	8,003	41.02	328,266	250,045	1
Janus Henderson Research Portfolio Service Shares	6,096	54.34	331,239	201,714	1
JPMorgan Insurance Trust Core Bond Portfolio Class 1	252,517	11.34	2,863,545	2,811,160	1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	147,224	13.34	1,963,968	1,595,380	1
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	1,126	28.40	31,972	23,877	1
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	63,797	45.86	2,925,721	1,738,554	1
MFS VIT Growth Series Initial Class	24,018	79.36	1,906,094	1,283,936	1
MFS VIT Investors Trust Series Initial Class	12,297	44.72	549,902	341,406	1
MFS VIT New Discovery Series Initial Class	6,676	23.30	155,541	125,821	1
MFS VIT Research Series Initial Class	20,066	38.59	774,340	565,902	1
MFS VIT Total Return Series Initial Class	23,044	27.78	640,166	538,938	1
MFS VIT Utilities Series Initial Class	24,099	38.31	923,248	764,582	1
MFS VIT II Core Equity Portfolio Initial Class	67,557	32.33	2,184,128	1,634,881	1
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	74,190	10.47	776,766	798,158	1
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	47,932	18.11	868,045	724,205	1
Morgan Stanley VIF Global Strategist Portfolio Class I	30,886	11.30	349,014	326,614	1
Morgan Stanley VIF Growth Portfolio Class I	71,277	53.72	3,829,016	3,184,249	1
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	15,260	23.47	358,159	297,070	1
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	1,927	40.34	77,752	51,117	1
PIMCO Real Return Portfolio Administrative Class	11,727	13.99	164,060	156,201	1
PIMCO Short-Term Portfolio Administrative Class	2,865	10.30	29,513	29,454	1
PIMCO Total Return Portfolio Administrative Class	26,164	10.76	281,522	292,990	1
Pioneer Fund VCT Portfolio Class I	10,590	19.80	209,688	166,423	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2021

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,360	$34.90	$326,662	$263,609	1
PVC Core Plus Bond Account Class 1	126,774	11.48	1,455,361	1,457,514	1
PVC Diversified International Account Class 1	79,178	19.17	1,517,847	1,084,313	1
PVC Equity Income Account Class 1	93,427	34.25	3,199,875	2,071,148	1
PVC Government & High Quality Bond Account Class 1	77,085	9.48	730,765	782,074	1
PVC Large Cap Growth Account I Class 1	240,988	52.48	12,647,036	9,181,933	1
PVC Principal Capital Appreciation Account Class 1	293,348	41.87	12,282,474	7,652,244	1
PVC SAM Balanced Portfolio Class 1	787,877	18.11	14,268,453	12,055,329	1
PVC SAM Conservative Balanced Portfolio Class 1	37,127	13.61	505,300	444,225	1
PVC SAM Conservative Growth Portfolio Class 1	682,876	24.82	16,948,988	12,344,501	1
PVC SAM Flexible Income Portfolio Class 1	111,181	13.17	1,464,250	1,406,133	1
PVC SAM Strategic Growth Portfolio Class 1	244,326	28.09	6,863,122	5,141,009	1
PVC Short-Term Income Account Class 1	137,921	2.53	348,940	352,347	1
PVC SmallCap Account Class 1	187,098	20.05	3,751,323	2,821,456	1
Putnam VT Focused International Equity Fund Class IB	6,330	23.14	146,471	97,508	1
Putnam VT International Value Fund Class IB	4,635	11.37	52,700	41,693	1
Putnam VT Large Cap Value Fund Class IB	14,890	30.82	458,896	344,602	1
VALIC Company I Blue Chip Growth Fund	2,692	27.61	74,312	44,786	1
VALIC Company I Core Bond Fund	17,920	11.48	205,720	203,247	1
VALIC Company I Government Money Market I Fund	4,025,707	1.00	4,025,707	4,025,710	1
VALIC Company I Government Securities Fund	45,018	10.77	484,843	484,096	1
VALIC Company I High Yield Bond Fund	7,902	7.87	62,187	58,059	1
VALIC Company I International Equities Index Fund	77,046	8.46	651,806	484,480	1
VALIC Company I Mid Cap Index Fund	30,154	32.68	985,425	718,497	1
VALIC Company I Mid Cap Value Fund	92,735	23.38	2,168,140	1,755,805	1
VALIC Company I Nasdaq-100 Index Fund	7,854	28.65	225,004	135,113	1
VALIC Company I Science & Technology Fund	9,689	42.00	406,948	312,539	1
VALIC Company I Small Cap Index Fund	6,749	23.34	157,512	122,537	1
VALIC Company I Stock Index Fund	358,069	60.08	21,512,794	12,362,617	1
VALIC Company I Systematic Core Fund	109,489	29.74	3,256,194	1,971,267	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Century VP Value Fund Class I	BNY Mellon IP MidCap Stock Portfolio Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares
For the Year Ended December 31, 2021
From operations:
Dividends	$4,698	$536	$2,135	$229	$-
Mortality and expense risk and administrative charges	(3,662)	(1,188)	(3,855)	(2,655)	-
Net investment income (loss)	1,036	(652)	(1,720)	(2,426)	-
Net realized gain (loss)	16,021	10,327	19,533	22,280	-
Capital gain distribution from mutual funds	-	543	6,278	-	-
Change in unrealized appreciation (depreciation) of investments	36,667	9,065	40,206	8,261	-
Increase (decrease) in net assets from operations	53,724	19,283	64,297	28,115	-

From contract transactions:
Payments for contract benefits or terminations	(23,621)	(20,679)	(40,113)	(38,268)	-
Transfers between sub-accounts (including fixed account), net	2,490	1	123	(2,231)	-
Increase (decrease) in net assets from contract transactions	(21,131)	(20,678)	(39,990)	(40,499)	-

Increase (decrease) in net assets	32,593	(1,395)	24,307	(12,384)	-
Net assets at beginning of period	237,822	83,379	279,255	187,900	-
Net assets at end of period	$270,415	$81,984	$303,562	$175,516	$-

Beginning units	6,684	2,742	11,502	6,696	-
Units issued	58	-	-	-	-
Units redeemed	(555)	(572)	(1,523)	(1,252)	-
Ending units	6,187	2,170	9,979	5,444	-

For the Year Ended December 31, 2020
From operations:
Dividends	$4,804	$567	$2,658	$1,036	$1,053
Mortality and expense risk and administrative charges	(2,805)	(931)	(3,271)	(2,045)	(697)
Net investment income (loss)	1,999	(364)	(613)	(1,009)	356
Net realized gain (loss)	3,637	222	4,057	2,966	7,271
Capital gain distribution from mutual funds	5,518	-	2,884	-	-
Change in unrealized appreciation (depreciation) of investments	(13,739)	5,346	44,520	23,767	(3,043)
Increase (decrease) in net assets from operations	(2,585)	5,204	50,848	25,724	4,584

From contract transactions:
Payments for contract benefits or terminations	(6,221)	-	(12,686)	(11,290)	(11,158)
Transfers between sub-accounts (including fixed account), net	1	-	1	(2,677)	(171,938)
Increase (decrease) in net assets from contract transactions	(6,220)	-	(12,685)	(13,967)	(183,096)

Increase (decrease) in net assets	(8,805)	5,204	38,163	11,757	(178,512)
Net assets at beginning of period	246,627	78,175	241,092	176,143	178,512
Net assets at end of period	$237,822	$83,379	$279,255	$187,900	$-

Beginning units	6,906	2,742	12,163	7,425	9,640
Units issued	-	-	-	-	-
Units redeemed	(222)	-	(661)	(729)	(9,640)
Ending units	6,684	2,742	11,502	6,696	-

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity-Income Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$6,581	$1,138	$1,141	$191	$17,928
Mortality and expense risk and administrative charges	(6,262)	(1,078)	(23,043)	(9,313)	(13,704)
Net investment income (loss)	319	60	(21,902)	(9,122)	4,224
Net realized gain (loss)	12,259	215	230,164	36,637	49,710
Capital gain distribution from mutual funds	2,245	462	205,797	87,429	106,657
Change in unrealized appreciation (depreciation) of investments	20,580	5,510	(29,456)	43,117	45,999
Increase (decrease) in net assets from operations	35,403	6,247	384,603	158,061	206,590

From contract transactions:
Payments received from contract owners	-	-	230	-	50
Payments for contract benefits or terminations	(102,524)	(85)	(382,215)	(56,354)	(183,698)
Transfers between sub-accounts (including fixed account), net	9,287	-	(4,371)	(2)	(344)
Increase (decrease) in net assets from contract transactions	(93,237)	(85)	(386,356)	(56,356)	(183,992)

Increase (decrease) in net assets	(57,834)	6,162	(1,753)	101,705	22,598
Net assets at beginning of period	469,974	76,160	1,684,415	640,809	957,102
Net assets at end of period	$412,140	$82,322	$1,682,662	$742,514	$979,700

Beginning units	41,385	3,600	43,908	15,637	50,140
Units issued	500	-	67	-	77
Units redeemed	(6,234)	(4)	(9,180)	(1,235)	(8,544)
Ending units	35,651	3,596	34,795	14,402	41,673

For the Year Ended December 31, 2020
From operations:
Dividends	$6,436	$895	$3,633	$450	$15,615
Mortality and expense risk and administrative charges	(5,999)	(919)	(20,509)	(7,667)	(11,886)
Net investment income (loss)	437	(24)	(16,876)	(7,217)	3,729
Net realized gain (loss)	383	103	34,590	25,232	6,357
Capital gain distribution from mutual funds	5,550	928	7,386	3,053	38,853
Change in unrealized appreciation (depreciation) of investments	47,648	7,773	356,671	123,072	(3,383)
Increase (decrease) in net assets from operations	54,018	8,780	381,771	144,140	45,556

From contract transactions:
Payments received from contract owners	-	-	230	-	50
Payments for contract benefits or terminations	(8,859)	(954)	(35,763)	(43,639)	(34,254)
Transfers between sub-accounts (including fixed account), net	4,541	(1)	(18,468)	2,733	3,960
Increase (decrease) in net assets from contract transactions	(4,318)	(955)	(54,001)	(40,906)	(30,244)

Increase (decrease) in net assets	49,700	7,825	327,770	103,234	15,312
Net assets at beginning of period	420,274	68,335	1,356,645	537,575	941,790
Net assets at end of period	$469,974	$76,160	$1,684,415	$640,809	$957,102

Beginning units	41,770	3,650	45,532	16,855	51,908
Units issued	551	-	45	387	379
Units redeemed	(936)	(50)	(1,669)	(1,605)	(2,147)
Ending units	41,385	3,600	43,908	15,637	50,140

The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class 2	Fidelity VIP High Income Portfolio Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$4,298	$80	$-	$-	$2,577
Mortality and expense risk and administrative charges	(4,152)	(11,109)	(24,053)	(6,546)	(706)
Net investment income (loss)	146	(11,029)	(24,053)	(6,546)	1,871
Net realized gain (loss)	17,093	-	264,694	115,410	(72)
Capital gain distribution from mutual funds	30,500	-	337,219	94,118	-
Change in unrealized appreciation (depreciation) of investments	14,135	-	(242,181)	(110,494)	(287)
Increase (decrease) in net assets from operations	61,874	(11,029)	335,679	92,488	1,512

From contract transactions:
Payments received from contract owners	-	-	6,150	-	-
Payments for contract benefits or terminations	(96,404)	(16,908)	(229,071)	(172,112)	(4,919)
Transfers between sub-accounts (including fixed account), net	2,496	(69,578)	196,851	(1)	-
Increase (decrease) in net assets from contract transactions	(93,908)	(86,486)	(26,070)	(172,113)	(4,919)

Increase (decrease) in net assets	(32,034)	(97,515)	309,609	(79,625)	(3,407)
Net assets at beginning of period	292,850	846,869	1,468,030	472,325	51,343
Net assets at end of period	$260,816	$749,354	$1,777,639	$392,700	$47,936

Beginning units	11,903	88,883	43,697	15,526	4,736
Units issued	87	173	9,919	-	-
Units redeemed	(3,367)	(9,133)	(10,068)	(4,880)	(442)
Ending units	8,623	79,923	43,548	10,646	4,294

For the Year Ended December 31, 2020
From operations:
Dividends	$4,373	$2,579	$896	$155	$2,671
Mortality and expense risk and administrative charges	(3,603)	(12,457)	(17,189)	(5,241)	(801)
Net investment income (loss)	770	(9,878)	(16,293)	(5,086)	1,870
Net realized gain (loss)	737	-	56,630	9,797	(3,181)
Capital gain distribution from mutual funds	12,886	-	114,370	35,945	-
Change in unrealized appreciation (depreciation) of investments	(2,905)	-	289,106	100,284	775
Increase (decrease) in net assets from operations	11,488	(9,878)	443,813	140,940	(536)

From contract transactions:
Payments received from contract owners	-	-	10,417	-	-
Payments for contract benefits or terminations	(14,799)	(7,238)	(71,146)	(11,203)	(20,589)
Transfers between sub-accounts (including fixed account), net	807	62,832	(7,812)	(1)	(5,876)
Increase (decrease) in net assets from contract transactions	(13,992)	55,594	(68,541)	(11,204)	(26,465)

Increase (decrease) in net assets	(2,504)	45,716	375,272	129,736	(27,001)
Net assets at beginning of period	295,354	801,153	1,092,758	342,589	78,344
Net assets at end of period	$292,850	$846,869	$1,468,030	$472,325	$51,343

Beginning units	12,607	84,148	46,153	15,949	7,321
Units issued	444	61,706	365	-	-
Units redeemed	(1,148)	(56,971)	(2,821)	(423)	(2,585)
Ending units	11,903	88,883	43,697	15,526	4,736

The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Overseas Portfolio Initial Class	FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Developing Markets VIP Fund Class 2
For the Year Ended December 31, 2021
From operations:
Dividends	$28,045	$2,518	$397	$-	$3,615
Mortality and expense risk and administrative charges	(32,588)	(2,161)	(1,155)	(12,087)	(5,379)
Net investment income (loss)	(4,543)	357	(758)	(12,087)	(1,764)
Net realized gain (loss)	340,382	6,203	17,099	938	6,599
Capital gain distribution from mutual funds	17,612	3,851	6,825	120,841	8,284
Change in unrealized appreciation (depreciation) of investments	200,139	(13,885)	(10,804)	(24,644)	(39,445)
Increase (decrease) in net assets from operations	553,590	(3,474)	12,362	85,048	(26,326)

From contract transactions:
Payments received from contract owners	4,733	-	-	-	-
Payments for contract benefits or terminations	(272,878)	(90,157)	(42,285)	(7,909)	(20,151)
Transfers between sub-accounts (including fixed account), net	(107,237)	(1)	7	(32,360)	(7,852)
Contract maintenance charges	-	-	-	-	(59)
Increase (decrease) in net assets from contract transactions	(375,382)	(90,158)	(42,278)	(40,269)	(28,062)

Increase (decrease) in net assets	178,208	(93,632)	(29,916)	44,779	(54,388)
Net assets at beginning of period	2,204,724	198,824	109,419	1,002,017	416,486
Net assets at end of period	$2,382,932	$105,192	$79,503	$1,046,796	$362,098

Beginning units	86,814	15,916	7,939	22,450	11,525
Units issued	2,751	-	1	-	53
Units redeemed	(14,981)	(7,324)	(3,053)	(883)	(813)
Ending units	74,584	8,592	4,887	21,567	10,765

For the Year Ended December 31, 2020
From operations:
Dividends	$33,931	$4,294	$425	$-	$16,167
Mortality and expense risk and administrative charges	(26,973)	(2,785)	(1,316)	(9,141)	(5,093)
Net investment income (loss)	6,958	1,509	(891)	(9,141)	11,074
Net realized gain (loss)	66,809	905	609	(11,264)	26,080
Capital gain distribution from mutual funds	6,294	73	417	103,929	10,146
Change in unrealized appreciation (depreciation) of investments	234,440	12,691	13,311	276,529	15,591
Increase (decrease) in net assets from operations	314,501	15,178	13,446	360,053	62,891

From contract transactions:
Payments received from contract owners	6,866	-	-	4,000	-
Payments for contract benefits or terminations	(74,268)	(4,274)	(733)	(54,438)	(12,539)
Transfers between sub-accounts (including fixed account), net	2,724	(6,089)	35	5,390	(2,126)
Contract maintenance charges	-	-	-	-	(71)
Increase (decrease) in net assets from contract transactions	(64,678)	(10,363)	(698)	(45,048)	(14,736)

Increase (decrease) in net assets	249,823	4,815	12,748	315,005	48,155
Net assets at beginning of period	1,954,901	194,009	96,671	687,012	368,331
Net assets at end of period	$2,204,724	$198,824	$109,419	$1,002,017	$416,486

Beginning units	89,618	16,754	7,996	23,598	13,144
Units issued	1,019	-	3	399	237
Units redeemed	(3,823)	(838)	(60)	(1,547)	(1,856)
Ending units	86,814	15,916	7,939	22,450	11,525

The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	FTVIP Templeton Foreign VIP Fund Class 2	Goldman Sachs VIT Strategic Growth Fund Institutional Shares	Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX	Invesco High Yield Fund Class A
For the Year Ended December 31, 2021
From operations:
Dividends	$5,016	$-	$28,585	$2	$18,446
Mortality and expense risk and administrative charges	(3,813)	(641)	(14,914)	(267)	(3,018)
Net investment income (loss)	1,203	(641)	13,671	(265)	15,428
Net realized gain (loss)	4,563	389	92,954	-	5,294
Capital gain distribution from mutual funds	-	5,787	145,472	-	-
Change in unrealized appreciation (depreciation) of investments	4,188	3,212	276,321	-	(6,467)
Increase (decrease) in net assets from operations	9,954	8,747	528,418	(265)	14,255

From contract transactions:
Payments for contract benefits or terminations	(57,172)	(6,526)	(44,619)	-	(101,280)
Transfers between sub-accounts (including fixed account), net	(6,338)	(1)	(130,484)	8	(37)
Contract maintenance charges	(32)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(63,542)	(6,527)	(175,103)	8	(101,317)

Increase (decrease) in net assets	(53,588)	2,220	353,315	(257)	(87,062)
Net assets at beginning of period	301,749	46,985	1,651,135	34,762	453,844
Net assets at end of period	$248,161	$49,205	$2,004,450	$34,505	$366,782

Beginning units	18,791	1,207	22,542	3,724	30,578
Units issued	829	-	-	-	-
Units redeemed	(4,601)	(156)	(1,860)	-	(6,671)
Ending units	15,019	1,051	20,682	3,724	23,907

For the Year Ended December 31, 2020
From operations:
Dividends	$8,984	$36	$35,613	$122	$29,839
Mortality and expense risk and administrative charges	(3,748)	(546)	(11,337)	(364)	(3,580)
Net investment income (loss)	5,236	(510)	24,276	(242)	26,259
Net realized gain (loss)	(621)	(840)	8,436	-	(2,236)
Capital gain distribution from mutual funds	-	3,501	-	-	-
Change in unrealized appreciation (depreciation) of investments	(12,755)	10,809	(62,667)	-	(19,122)
Increase (decrease) in net assets from operations	(8,140)	12,960	(29,955)	(242)	4,901

From contract transactions:
Payments for contract benefits or terminations	(5,948)	(7,840)	(22,420)	-	(115,242)
Transfers between sub-accounts (including fixed account), net	1,076	-	(4,240)	8	(694)
Contract maintenance charges	(44)	-	-	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	5,751	60	-
Increase (decrease) in net assets from contract transactions	(4,916)	(7,840)	(20,909)	68	(115,936)

Increase (decrease) in net assets	(13,056)	5,120	(50,864)	(174)	(111,035)
Net assets at beginning of period	314,805	41,865	1,701,999	34,936	564,879
Net assets at end of period	$301,749	$46,985	$1,651,135	$34,762	$453,844

Beginning units	19,090	1,491	24,210	5,044	39,141
Units issued	127	-	-	-	-
Units redeemed	(426)	(284)	(1,668)	(1,320)	(8,563)
Ending units	18,791	1,207	22,542	3,724	30,578

The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. American Franchise Fund Series I	Invesco V.I. American Value Fund Series I	Invesco V.I. Capital Appreciation Fund Series I	Invesco V.I. Comstock Fund Series I	Invesco V.I. Core Equity Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$-	$9,830	$-	$26,148	$17,759
Mortality and expense risk and administrative charges	(186,583)	(33,133)	(44,977)	(20,749)	(32,051)
Net investment income (loss)	(186,583)	(23,303)	(44,977)	5,399	(14,292)
Net realized gain (loss)	1,093,363	(11,862)	174,490	39,053	70,271
Capital gain distribution from mutual funds	1,570,714	-	169,238	-	60,827
Change in unrealized appreciation (depreciation) of investments	(1,144,031)	572,197	291,280	353,017	505,155
Increase (decrease) in net assets from operations	1,333,463	537,032	590,031	397,469	621,961

From contract transactions:
Payments received from contract owners	29,570	-	100	-	-
Payments for contract benefits or terminations	(1,043,606)	(169,454)	(160,496)	(222,977)	(184,320)
Transfers between sub-accounts (including fixed account), net	(315,244)	(255,593)	(78,608)	(6,850)	(1,516)
Contract maintenance charges	(1,606)	-	(764)	-	-
Adjustments to net assets allocated to contracts in payout period	144,385	-	-	-	-
Increase (decrease) in net assets from contract transactions	(1,186,501)	(425,047)	(239,768)	(229,827)	(185,836)

Increase (decrease) in net assets	146,962	111,985	350,263	167,642	436,125
Net assets at beginning of period	13,139,924	2,150,932	2,976,885	1,299,444	2,456,755
Net assets at end of period	$13,286,886	$2,262,917	$3,327,148	$1,467,086	$2,892,880

Beginning units	213,221	79,618	71,803	65,851	101,133
Units issued	1,012	143	606	99	5
Units redeemed	(20,807)	(13,373)	(5,985)	(9,416)	(6,783)
Ending units	193,426	66,388	66,424	56,534	94,355

For the Year Ended December 31, 2020
From operations:
Dividends	$8,147	$17,708	$-	$27,949	$29,840
Mortality and expense risk and administrative charges	(156,094)	(28,183)	(34,564)	(19,827)	(26,764)
Net investment income (loss)	(147,947)	(10,475)	(34,564)	8,122	3,076
Net realized gain (loss)	1,502,032	(97,959)	79,215	(86,181)	79,361
Capital gain distribution from mutual funds	849,987	18,871	373,974	30,662	514,752
Change in unrealized appreciation (depreciation) of investments	1,657,342	45,253	341,069	(255,846)	(327,925)
Increase (decrease) in net assets from operations	3,861,414	(44,310)	759,694	(303,243)	269,264

From contract transactions:
Payments received from contract owners	3,961	-	154	-	-
Payments for contract benefits or terminations	(1,657,462)	(250,703)	(98,341)	(781,154)	(172,083)
Transfers between sub-accounts (including fixed account), net	(10,445)	(31,562)	18,055	9,505	(11,601)
Contract maintenance charges	(1,919)	-	(843)	-	-
Adjustments to net assets allocated to contracts in payout period	(108,956)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(1,774,821)	(282,265)	(80,975)	(771,649)	(183,684)

Increase (decrease) in net assets	2,086,593	(326,575)	678,719	(1,074,892)	85,580
Net assets at beginning of period	11,053,331	2,477,507	2,298,166	2,374,336	2,371,175
Net assets at end of period	$13,139,924	$2,150,932	$2,976,885	$1,299,444	$2,456,755

Beginning units	247,624	91,447	72,314	117,638	109,808
Units issued	22,740	3,784	2,351	2,246	16
Units redeemed	(57,143)	(15,613)	(2,862)	(54,033)	(8,691)
Ending units	213,221	79,618	71,803	65,851	101,133

The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Global Strategic Income Fund Series I	Invesco V.I. Government Securities Fund Series I	Invesco V.I. Growth and Income Fund Series I
For the Year Ended December 31, 2021
From operations:
Dividends	$2,580	$7,399	$8,649	$15,274	$121,921
Mortality and expense risk and administrative charges	(2,582)	(10,753)	(2,338)	(8,668)	(109,120)
Net investment income (loss)	(2)	(3,354)	6,311	6,606	12,801
Net realized gain (loss)	6,282	34,148	(6,392)	623	(76,788)
Capital gain distribution from mutual funds	5,826	123,891	-	-	-
Change in unrealized appreciation (depreciation) of investments	(16,501)	(51,704)	(9,243)	(30,789)	1,861,906
Increase (decrease) in net assets from operations	(4,395)	102,981	(9,324)	(23,560)	1,797,919

From contract transactions:
Payments received from contract owners	-	-	-	-	100,000
Payments for contract benefits or terminations	(51,642)	(79,066)	(34,306)	(56,293)	(743,626)
Transfers between sub-accounts (including fixed account), net	4,273	(271)	313	25,746	(15,811)
Contract maintenance charges	(88)	-	(58)	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	-	(1,832)	-
Increase (decrease) in net assets from contract transactions	(47,457)	(79,337)	(34,051)	(32,379)	(659,437)

Increase (decrease) in net assets	(51,852)	23,644	(43,375)	(55,939)	1,138,482
Net assets at beginning of period	226,306	724,669	218,082	664,121	6,873,439
Net assets at end of period	$174,454	$748,313	$174,707	$608,182	$8,011,921

Beginning units	13,377	55,533	19,035	57,869	274,252
Units issued	1,160	19	204	2,286	3,972
Units redeemed	(4,048)	(5,408)	(3,256)	(5,209)	(26,138)
Ending units	10,489	50,144	15,983	54,946	252,086

For the Year Ended December 31, 2020
From operations:
Dividends	$4,110	$8,518	$12,740	$16,656	$138,652
Mortality and expense risk and administrative charges	(3,162)	(9,557)	(2,759)	(9,222)	(84,961)
Net investment income (loss)	948	(1,039)	9,981	7,434	53,691
Net realized gain (loss)	729	30,618	(6,554)	3,472	(144,591)
Capital gain distribution from mutual funds	1,171	-	-	-	102,074
Change in unrealized appreciation (depreciation) of investments	14,300	3,773	(653)	22,726	(29,697)
Increase (decrease) in net assets from operations	17,148	33,352	2,774	33,632	(18,523)

From contract transactions:
Payments for contract benefits or terminations	(2,941)	(193,891)	(22,591)	(44,244)	(492,053)
Transfers between sub-accounts (including fixed account), net	893	1,620	130	7,273	(25,899)
Contract maintenance charges	(106)	-	(70)	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	-	(1,261)	-
Increase (decrease) in net assets from contract transactions	(2,154)	(192,271)	(22,531)	(38,232)	(517,952)

Increase (decrease) in net assets	14,994	(158,919)	(19,757)	(4,600)	(536,475)
Net assets at beginning of period	211,312	883,588	237,839	668,721	7,409,914
Net assets at end of period	$226,306	$724,669	$218,082	$664,121	$6,873,439

Beginning units	13,586	75,603	22,160	63,510	297,662
Units issued	106	1,384	32	2,491	3,892
Units redeemed	(315)	(21,454)	(3,157)	(8,132)	(27,302)
Ending units	13,377	55,533	19,035	57,869	274,252
The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Invesco V.I. High Yield Fund Series I	Invesco V.I. International Growth Fund Series I	Invesco V.I. Main Street Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I	Janus Henderson Enterprise Portfolio Service Shares
For the Year Ended December 31, 2021
From operations:
Dividends	$15,060	$15,781	$28,117	$4,336	$331
Mortality and expense risk and administrative charges	(4,314)	(14,837)	(57,776)	(16,845)	(1,706)
Net investment income (loss)	10,746	944	(29,659)	(12,509)	(1,375)
Net realized gain (loss)	(2,299)	46,106	217,477	25,264	17,065
Capital gain distribution from mutual funds	-	83,341	229,206	72,914	12,503
Change in unrealized appreciation (depreciation) of investments	369	(72,472)	500,899	125,557	(10,214)
Increase (decrease) in net assets from operations	8,816	57,919	917,923	211,226	17,979

From contract transactions:
Payments received from contract owners	20,000	-	6,615	207	-
Payments for contract benefits or terminations	(37,255)	(84,296)	(330,728)	(34,716)	(32,381)
Transfers between sub-accounts (including fixed account), net	4,504	(15,316)	(114,207)	(4,571)	-
Contract maintenance charges	-	-	(962)	(235)	-
Increase (decrease) in net assets from contract transactions	(12,751)	(99,612)	(439,282)	(39,315)	(32,381)

Increase (decrease) in net assets	(3,935)	(41,693)	478,641	171,911	(14,402)
Net assets at beginning of period	302,200	1,253,638	3,805,136	1,024,917	128,184
Net assets at end of period	$298,265	$1,211,945	$4,283,777	$1,196,828	$113,782

Beginning units	21,640	47,961	120,281	18,130	4,842
Units issued	1,698	15	1,322	9	-
Units redeemed	(2,587)	(3,672)	(14,001)	(598)	(1,104)
Ending units	20,751	44,304	107,602	17,541	3,738

For the Year Ended December 31, 2020
From operations:
Dividends	$17,096	$26,061	$53,306	$5,283	$-
Mortality and expense risk and administrative charges	(4,230)	(12,977)	(50,232)	(11,755)	(1,479)
Net investment income (loss)	12,866	13,084	3,074	(6,472)	(1,479)
Net realized gain (loss)	(5,707)	34,588	135,119	5,417	5,852
Capital gain distribution from mutual funds	-	25,108	351,048	11,967	8,119
Change in unrealized appreciation (depreciation) of investments	(6,939)	69,251	(55,095)	145,728	5,214
Increase (decrease) in net assets from operations	220	142,031	434,146	156,640	17,706

From contract transactions:
Payments received from contract owners	417	1,600	5,460	1,121	-
Payments for contract benefits or terminations	(43,886)	(63,507)	(302,263)	(23,936)	(7,724)
Transfers between sub-accounts (including fixed account), net	(10,195)	3,967	(21,955)	(2,034)	(2,540)
Contract maintenance charges	-	-	(1,258)	(230)	-
Increase (decrease) in net assets from contract transactions	(53,664)	(57,940)	(320,016)	(25,079)	(10,264)

Increase (decrease) in net assets	(53,444)	84,091	114,130	131,561	7,442
Net assets at beginning of period	355,644	1,169,547	3,691,006	893,356	120,742
Net assets at end of period	$302,200	$1,253,638	$3,805,136	$1,024,917	$128,184

Beginning units	25,944	50,405	129,386	18,667	5,363
Units issued	678	647	1,786	94	-
Units redeemed	(4,982)	(3,091)	(10,891)	(631)	(521)
Ending units	21,640	47,961	120,281	18,130	4,842

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares	JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$79	$3,460	$50	$56,503	$16,642
Mortality and expense risk and administrative charges	(367)	(4,768)	(4,355)	(34,864)	(21,404)
Net investment income (loss)	(288)	(1,308)	(4,305)	21,639	(4,762)
Net realized gain (loss)	11,316	16,705	4,831	18,305	10,144
Capital gain distribution from mutual funds	1,583	-	15,886	41,172	91,675
Change in unrealized appreciation (depreciation) of investments	(8,553)	22,962	35,281	(159,801)	350,101
Increase (decrease) in net assets from operations	4,058	38,359	51,693	(78,685)	447,158

From contract transactions:
Payments received from contract owners	-	170	100	-	-
Payments for contract benefits or terminations	(24,596)	(35,181)	(3,912)	(368,641)	(84,032)
Transfers between sub-accounts (including fixed account), net	1	(35,777)	512	63,503	(11,554)
Contract maintenance charges	-	(174)	(266)	-	-
Increase (decrease) in net assets from contract transactions	(24,595)	(70,962)	(3,566)	(305,138)	(95,586)

Increase (decrease) in net assets	(20,537)	(32,603)	48,127	(383,823)	351,572
Net assets at beginning of period	30,288	360,869	283,112	3,247,368	1,612,396
Net assets at end of period	$9,751	$328,266	$331,239	$2,863,545	$1,963,968

Beginning units	1,952	20,050	11,673	142,058	33,269
Units issued	-	301	29	2,872	1
Units redeemed	(1,411)	(4,043)	(163)	(16,465)	(1,708)
Ending units	541	16,308	11,539	128,465	31,562

For the Year Ended December 31, 2020
From operations:
Dividends	$145	$3,773	$581	$72,493	$21,423
Mortality and expense risk and administrative charges	(440)	(4,432)	(3,809)	(40,788)	(16,918)
Net investment income (loss)	(295)	(659)	(3,228)	31,705	4,505
Net realized gain (loss)	8,269	(14,268)	32,142	44,566	(32,760)
Capital gain distribution from mutual funds	1,452	-	22,921	-	89,381
Change in unrealized appreciation (depreciation) of investments	(6,712)	57,935	22,618	154,578	(96,157)
Increase (decrease) in net assets from operations	2,714	43,008	74,453	230,849	(35,031)

From contract transactions:
Payments received from contract owners	417	180	4,504	-	-
Payments for contract benefits or terminations	(18,843)	(40,806)	(54,129)	(561,846)	(126,904)
Transfers between sub-accounts (including fixed account), net	(1)	317	2,626	(27,666)	6,631
Contract maintenance charges	-	(191)	(321)	-	-
Increase (decrease) in net assets from contract transactions	(18,427)	(40,500)	(47,320)	(589,512)	(120,273)

Increase (decrease) in net assets	(15,713)	2,508	27,133	(358,663)	(155,304)
Net assets at beginning of period	46,001	358,361	255,979	3,606,031	1,767,700
Net assets at end of period	$30,288	$360,869	$283,112	$3,247,368	$1,612,396

Beginning units	3,503	22,466	13,669	168,168	36,187
Units issued	36	550	395	58	243
Units redeemed	(1,587)	(2,966)	(2,391)	(26,168)	(3,161)
Ending units	1,952	20,050	11,673	142,058	33,269

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	MFS VIT Growth Series Initial Class	MFS VIT Investors Trust Series Initial Class	MFS VIT New Discovery Series Initial Class
For the Year Ended December 31, 2021
From operations:
Dividends	$386	$19,500	$-	$3,208	$-
Mortality and expense risk and administrative charges	(806)	(31,007)	(25,707)	(7,168)	(2,208)
Net investment income (loss)	(420)	(11,507)	(25,707)	(3,960)	(2,208)
Net realized gain (loss)	17,891	156,936	307,677	13,810	993
Capital gain distribution from mutual funds	1,867	116,210	250,755	16,130	25,448
Change in unrealized appreciation (depreciation) of investments	(5,985)	398,596	(159,179)	86,556	(23,561)
Increase (decrease) in net assets from operations	13,353	660,235	373,546	112,536	672

From contract transactions:
Payments received from contract owners	-	-	3,293	720	-
Payments for contract benefits or terminations	(46,492)	(208,088)	(368,829)	(16,838)	-
Transfers between sub-accounts (including fixed account), net	-	(17,691)	86,026	(1,326)	1
Increase (decrease) in net assets from contract transactions	(46,492)	(225,779)	(279,510)	(17,444)	1

Increase (decrease) in net assets	(33,139)	434,456	94,036	95,092	673
Net assets at beginning of period	65,111	2,491,265	1,812,058	454,810	154,868
Net assets at end of period	$31,972	$2,925,721	$1,906,094	$549,902	$155,541

Beginning units	2,099	69,877	48,999	20,919	3,618
Units issued	-	19	4,523	46	-
Units redeemed	(1,238)	(5,712)	(11,263)	(739)	-
Ending units	861	64,184	42,259	20,226	3,618

For the Year Ended December 31, 2020
From operations:
Dividends	$483	$17,582	$-	$2,542	$-
Mortality and expense risk and administrative charges	(684)	(26,036)	(22,090)	(5,657)	(1,553)
Net investment income (loss)	(201)	(8,454)	(22,090)	(3,115)	(1,553)
Net realized gain (loss)	187	222,974	141,847	18,849	296
Capital gain distribution from mutual funds	3,183	141,786	101,123	12,158	11,018
Change in unrealized appreciation (depreciation) of investments	3,890	137,766	194,283	19,751	37,510
Increase (decrease) in net assets from operations	7,059	494,072	415,163	47,643	47,271

From contract transactions:
Payments received from contract owners	-	-	5,426	720	-
Payments for contract benefits or terminations	-	(325,035)	(148,771)	(42,292)	-
Transfers between sub-accounts (including fixed account), net	1	9,609	(64,379)	1,733	(1)
Increase (decrease) in net assets from contract transactions	1	(315,426)	(207,724)	(39,839)	(1)

Increase (decrease) in net assets	7,060	178,646	207,439	7,804	47,270
Net assets at beginning of period	58,051	2,312,619	1,604,619	447,006	107,598
Net assets at end of period	$65,111	$2,491,265	$1,812,058	$454,810	$154,868

Beginning units	2,099	80,319	55,704	23,086	3,618
Units issued	-	486	175	180	-
Units redeemed	-	(10,928)	(6,880)	(2,347)	-
Ending units	2,099	69,877	48,999	20,919	3,618

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	MFS VIT Research Series Initial Class	MFS VIT Total Return Series Initial Class	MFS VIT Utilities Series Initial Class	MFS VIT II Core Equity Portfolio Initial Class	Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I
For the Year Ended December 31, 2021
From operations:
Dividends	$4,674	$12,423	$15,325	$9,201	$30,727
Mortality and expense risk and administrative charges	(11,985)	(10,111)	(12,543)	(30,049)	(10,829)
Net investment income (loss)	(7,311)	2,312	2,782	(20,848)	19,898
Net realized gain (loss)	169,851	114,827	66,703	91,751	1,050
Capital gain distribution from mutual funds	48,964	33,090	29,862	157,643	50,927
Change in unrealized appreciation (depreciation) of investments	(28,391)	(60,776)	6,730	218,485	(85,218)
Increase (decrease) in net assets from operations	183,113	89,453	106,077	447,031	(13,343)

From contract transactions:
Payments received from contract owners	975	50	50	6,311	20,000
Payments for contract benefits or terminations	(350,011)	(345,329)	(62,175)	(184,905)	(12,127)
Transfers between sub-accounts (including fixed account), net	(770)	4,411	(87,892)	(96,927)	19,717
Contract maintenance charges	-	-	-	(233)	-
Increase (decrease) in net assets from contract transactions	(349,806)	(340,868)	(150,017)	(275,754)	27,590

Increase (decrease) in net assets	(166,693)	(251,415)	(43,940)	171,277	14,247
Net assets at beginning of period	941,033	891,581	967,188	2,012,851	762,519
Net assets at end of period	$774,340	$640,166	$923,248	$2,184,128	$776,766

Beginning units	40,404	47,586	28,640	91,223	64,763
Units issued	36	218	2,155	2,502	3,406
Units redeemed	(13,431)	(17,441)	(6,495)	(11,730)	(1,048)
Ending units	27,009	30,363	24,300	81,995	67,121

For the Year Ended December 31, 2020
From operations:
Dividends	$6,005	$18,817	$22,051	$13,246	$20,960
Mortality and expense risk and administrative charges	(11,517)	(11,387)	(12,454)	(25,872)	(10,250)
Net investment income (loss)	(5,512)	7,430	9,597	(12,626)	10,710
Net realized gain (loss)	11,416	7,815	12,867	12,412	3,102
Capital gain distribution from mutual funds	33,101	21,806	22,993	91,523	7,662
Change in unrealized appreciation (depreciation) of investments	84,643	30,576	(10,322)	210,092	23,581
Increase (decrease) in net assets from operations	123,648	67,627	35,135	301,401	45,055

From contract transactions:
Payments received from contract owners	975	50	50	8,693	-
Payments for contract benefits or terminations	(17,022)	(19,981)	(23,106)	(177,187)	(12,474)
Transfers between sub-accounts (including fixed account), net	761	4,128	73,317	(32,957)	5,574
Contract maintenance charges	-	-	-	(290)	-
Increase (decrease) in net assets from contract transactions	(15,286)	(15,803)	50,261	(201,741)	(6,900)

Increase (decrease) in net assets	108,362	51,824	85,396	99,660	38,155
Net assets at beginning of period	832,671	839,757	881,792	1,913,191	724,364
Net assets at end of period	$941,033	$891,581	$967,188	$2,012,851	$762,519

Beginning units	41,108	48,534	27,268	101,834	65,398
Units issued	140	321	2,538	657	1,325
Units redeemed	(844)	(1,269)	(1,166)	(11,268)	(1,960)
Ending units	40,404	47,586	28,640	91,223	64,763

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF Global Strategist Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I	Neuberger Berman AMT Mid Cap Growth Portfolio Class I
For the Year Ended December 31, 2021
From operations:
Dividends	$7,743	$6,758	$-	$6,623	$-
Mortality and expense risk and administrative charges	(12,958)	(4,923)	(61,809)	(4,843)	(1,137)
Net investment income (loss)	(5,215)	1,835	(61,809)	1,780	(1,137)
Net realized gain (loss)	30,425	383	253,582	18,273	8,171
Capital gain distribution from mutual funds	-	12,337	1,096,278	-	8,143
Change in unrealized appreciation (depreciation) of investments	(10,289)	7,117	(1,288,375)	92,261	(5,773)
Increase (decrease) in net assets from operations	14,921	21,672	(324)	112,314	9,404

From contract transactions:
Payments received from contract owners	-	30,000	-	-	-
Payments for contract benefits or terminations	(18,468)	(27,302)	(397,157)	(142,768)	(14,961)
Transfers between sub-accounts (including fixed account), net	(43,996)	181	(1,315)	(5,896)	-
Increase (decrease) in net assets from contract transactions	(62,464)	2,879	(398,472)	(148,664)	(14,961)

Increase (decrease) in net assets	(47,543)	24,551	(398,796)	(36,350)	(5,557)
Net assets at beginning of period	915,588	324,463	4,227,812	394,509	83,309
Net assets at end of period	$868,045	$349,014	$3,829,016	$358,159	$77,752

Beginning units	63,719	31,214	57,077	11,778	2,905
Units issued	4,000	2,681	138	41	-
Units redeemed	(8,233)	(2,475)	(4,807)	(4,063)	(473)
Ending units	59,486	31,420	52,408	7,756	2,432

For the Year Ended December 31, 2020
From operations:
Dividends	$11,041	$4,647	$-	$12,650	$-
Mortality and expense risk and administrative charges	(11,090)	(4,274)	(54,771)	(6,095)	(901)
Net investment income (loss)	(49)	373	(54,771)	6,555	(901)
Net realized gain (loss)	3,899	(1,978)	1,299,668	26,409	1,153
Capital gain distribution from mutual funds	13,397	23,782	326,977	12,559	3,375
Change in unrealized appreciation (depreciation) of investments	85,008	3,754	784,191	(168,815)	19,191
Increase (decrease) in net assets from operations	102,255	25,931	2,356,065	(123,292)	22,818

From contract transactions:
Payments for contract benefits or terminations	(16,804)	(61,775)	(3,132,039)	(83,611)	(3,598)
Transfers between sub-accounts (including fixed account), net	(57,805)	(155)	(59,963)	(7,118)	(1)
Increase (decrease) in net assets from contract transactions	(74,609)	(61,930)	(3,192,002)	(90,729)	(3,599)

Increase (decrease) in net assets	27,646	(35,999)	(835,937)	(214,021)	19,219
Net assets at beginning of period	887,942	360,462	5,063,749	608,530	64,090
Net assets at end of period	$915,588	$324,463	$4,227,812	$394,509	$83,309

Beginning units	69,735	37,928	150,313	14,896	3,086
Units issued	459	2,995	13,916	1,466	-
Units redeemed	(6,475)	(9,709)	(107,152)	(4,584)	(181)
Ending units	63,719	31,214	57,077	11,778	2,905

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PIMCO Real Return Portfolio Administrative Class	PIMCO Short- Term Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class	Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I
For the Year Ended December 31, 2021
From operations:
Dividends	$7,989	$328	$5,318	$610	$-
Mortality and expense risk and administrative charges	(2,176)	(402)	(3,945)	(2,593)	(4,934)
Net investment income (loss)	5,813	(74)	1,373	(1,983)	(4,934)
Net realized gain (loss)	358	4	(990)	(831)	21,717
Capital gain distribution from mutual funds	-	-	12,632	14,967	53,423
Change in unrealized appreciation (depreciation) of investments	420	(348)	(20,766)	31,969	(44,453)
Increase (decrease) in net assets from operations	6,591	(418)	(7,751)	44,122	25,753

From contract transactions:
Payments for contract benefits or terminations	(7,332)	(54)	(16,308)	(3,076)	(61,383)
Transfers between sub-accounts (including fixed account), net	5,001	-	9	(1,539)	(1,250)
Increase (decrease) in net assets from contract transactions	(2,331)	(54)	(16,299)	(4,615)	(62,633)

Increase (decrease) in net assets	4,260	(472)	(24,050)	39,507	(36,880)
Net assets at beginning of period	159,800	29,985	305,572	170,181	363,542
Net assets at end of period	$164,060	$29,513	$281,522	$209,688	$326,662

Beginning units	6,898	2,375	13,581	4,968	9,338
Units issued	214	-	-	-	-
Units redeemed	(314)	(5)	(736)	(120)	(1,469)
Ending units	6,798	2,370	12,845	4,848	7,869

For the Year Ended December 31, 2020
From operations:
Dividends	$2,190	$415	$6,362	$1,214	$-
Mortality and expense risk and administrative charges	(2,067)	(437)	(4,051)	(2,150)	(3,865)
Net investment income (loss)	123	(22)	2,311	(936)	(3,865)
Net realized gain (loss)	(282)	(9)	(178)	(20,460)	3,713
Capital gain distribution from mutual funds	-	-	3,405	12,813	20,339
Change in unrealized appreciation (depreciation) of investments	14,999	276	15,100	39,197	78,656
Increase (decrease) in net assets from operations	14,840	245	20,638	30,614	98,843

From contract transactions:
Payments received from contract owners	-	417	-	417	-
Payments for contract benefits or terminations	(6,380)	(12,114)	(8,976)	(21,560)	(7,262)
Transfers between sub-accounts (including fixed account), net	5,359	5,359	5,359	(14,475)	(3,607)
Increase (decrease) in net assets from contract transactions	(1,021)	(6,338)	(3,617)	(35,618)	(10,869)

Increase (decrease) in net assets	13,819	(6,093)	17,021	(5,004)	87,974
Net assets at beginning of period	145,981	36,078	288,551	175,185	275,568
Net assets at end of period	$159,800	$29,985	$305,572	$170,181	$363,542

Beginning units	6,945	2,882	13,747	6,270	9,718
Units issued	247	467	247	16	-
Units redeemed	(294)	(974)	(413)	(1,318)	(380)
Ending units	6,898	2,375	13,581	4,968	9,338

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Core Plus Bond Account Class 1	PVC Diversified International Account Class 1	PVC Equity Income Account Class 1	PVC Government & High Quality Bond Account Class 1	PVC Large Cap Growth Account I Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$40,838	$19,898	$59,253	$17,530	$-
Mortality and expense risk and administrative charges	(21,836)	(21,650)	(42,204)	(10,817)	(169,187)
Net investment income (loss)	19,002	(1,752)	17,049	6,713	(169,187)
Net realized gain (loss)	5,890	57,164	107,068	(5,468)	292,349
Capital gain distribution from mutual funds	39,010	7,300	1,711	-	1,425,861
Change in unrealized appreciation (depreciation) of investments	(93,248)	58,125	438,556	(22,156)	651,685
Increase (decrease) in net assets from operations	(29,346)	120,837	564,384	(20,911)	2,200,708

From contract transactions:
Payments received from contract owners	-	-	3,600	-	-
Payments for contract benefits or terminations	(159,506)	(110,167)	(172,232)	(50,080)	(558,316)
Transfers between sub-accounts (including fixed account), net	303	9,900	1,495	(205)	(66,570)
Increase (decrease) in net assets from contract transactions	(159,203)	(100,267)	(167,137)	(50,285)	(624,886)

Increase (decrease) in net assets	(188,549)	20,570	397,247	(71,196)	1,575,822
Net assets at beginning of period	1,643,910	1,497,277	2,802,628	801,961	11,071,214
Net assets at end of period	$1,455,361	$1,517,847	$3,199,875	$730,765	$12,647,036

Beginning units	147,705	406,300	145,411	250,526	721,468
Units issued	3,828	5,009	1,199	6,821	7,376
Units redeemed	(18,326)	(31,310)	(19,875)	(22,430)	(43,187)
Ending units	133,207	379,999	126,735	234,917	685,657

For the Year Ended December 31, 2020
From operations:
Dividends	$58,553	$33,928	$53,231	$21,232	$2,386
Mortality and expense risk and administrative charges	(23,010)	(17,774)	(37,399)	(11,630)	(132,106)
Net investment income (loss)	35,543	16,154	15,832	9,602	(129,720)
Net realized gain (loss)	7,541	17,286	244,117	(4,624)	73,431
Capital gain distribution from mutual funds	-	-	77,630	-	546,583
Change in unrealized appreciation (depreciation) of investments	85,121	147,348	(234,209)	7,544	2,366,909
Increase (decrease) in net assets from operations	128,205	180,788	103,370	12,522	2,857,203

From contract transactions:
Payments received from contract owners	-	-	3,600	-	4,660
Payments for contract benefits or terminations	(145,601)	(65,881)	(423,881)	(74,099)	(621,022)
Transfers between sub-accounts (including fixed account), net	(2,975)	(17,121)	(3,222)	(21)	5,536
Increase (decrease) in net assets from contract transactions	(148,576)	(83,002)	(423,503)	(74,120)	(610,826)

Increase (decrease) in net assets	(20,371)	97,786	(320,133)	(61,598)	2,246,377
Net assets at beginning of period	1,664,281	1,399,491	3,122,761	863,559	8,824,837
Net assets at end of period	$1,643,910	$1,497,277	$2,802,628	$801,961	$11,071,214

Beginning units	161,541	442,783	171,793	276,611	772,369
Units issued	1	387	5,757	-	5,620
Units redeemed	(13,837)	(36,870)	(32,139)	(26,085)	(56,521)
Ending units	147,705	406,300	145,411	250,526	721,468

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC Principal Capital Appreciation Account Class 1	PVC SAM Balanced Portfolio Class 1	PVC SAM Conservative Balanced Portfolio Class 1	PVC SAM Conservative Growth Portfolio Class 1	PVC SAM Flexible Income Portfolio Class 1
For the Year Ended December 31, 2021
From operations:
Dividends	$95,638	$233,227	$9,236	$196,157	$34,798
Mortality and expense risk and administrative charges	(158,962)	(210,964)	(6,913)	(232,439)	(21,838)
Net investment income (loss)	(63,324)	22,263	2,323	(36,282)	12,960
Net realized gain (loss)	484,678	198,143	780	542,658	1,969
Capital gain distribution from mutual funds	432,161	314,451	6,509	323,635	22,663
Change in unrealized appreciation (depreciation) of investments	1,777,192	1,207,292	28,660	1,625,774	46,470
Increase (decrease) in net assets from operations	2,630,707	1,742,149	38,272	2,455,785	84,062

From contract transactions:
Payments received from contract owners	-	-	-	600	-
Payments for contract benefits or terminations	(1,056,886)	(2,279,080)	(11,681)	(1,223,837)	(318,567)
Transfers between sub-accounts (including fixed account), net	80,721	(58,379)	12,006	2,627	12,514
Increase (decrease) in net assets from contract transactions	(976,165)	(2,337,459)	325	(1,220,610)	(306,053)

Increase (decrease) in net assets	1,654,542	(595,310)	38,597	1,235,175	(221,991)
Net assets at beginning of period	10,627,932	14,863,763	466,703	15,713,813	1,686,241
Net assets at end of period	$12,282,474	$14,268,453	$505,300	$16,948,988	$1,464,250

Beginning units	875,493	1,553,539	36,238	1,717,351	186,291
Units issued	12,479	165	832	819	878
Units redeemed	(55,118)	(174,133)	(805)	(67,827)	(27,705)
Ending units	832,854	1,379,571	36,265	1,650,343	159,464

For the Year Ended December 31, 2020
From operations:
Dividends	$120,634	$311,727	$11,864	$264,801	$48,351
Mortality and expense risk and administrative charges	(130,029)	(198,337)	(9,519)	(201,685)	(24,009)
Net investment income (loss)	(9,395)	113,390	2,345	63,116	24,342
Net realized gain (loss)	295,991	(139,696)	11,711	360,495	(4,318)
Capital gain distribution from mutual funds	452,104	446,467	9,247	229,422	38,767
Change in unrealized appreciation (depreciation) of investments	748,371	907,290	20,214	870,436	32,150
Increase (decrease) in net assets from operations	1,487,071	1,327,451	43,517	1,523,469	90,941

From contract transactions:
Payments received from contract owners	-	-	-	600	-
Payments for contract benefits or terminations	(483,272)	(1,500,896)	(355,258)	(1,358,177)	(235,267)
Transfers between sub-accounts (including fixed account), net	(37,054)	(37,723)	(33,580)	(46,414)	(251)
Increase (decrease) in net assets from contract transactions	(520,326)	(1,538,619)	(388,838)	(1,403,991)	(235,518)

Increase (decrease) in net assets	966,745	(211,168)	(345,321)	119,478	(144,577)
Net assets at beginning of period	9,661,187	15,074,931	812,024	15,594,335	1,830,818
Net assets at end of period	$10,627,932	$14,863,763	$466,703	$15,713,813	$1,686,241

Beginning units	942,784	1,677,456	132,156	1,857,146	208,859
Units issued	31,024	4,480	-	61	32
Units redeemed	(98,315)	(128,397)	(95,918)	(139,856)	(22,600)
Ending units	875,493	1,553,539	36,238	1,717,351	186,291

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM Strategic Growth Portfolio Class 1	PVC Short- Term Income Account Class 1	PVC SmallCap Account Class 1	Putnam VT Focused International Equity Fund Class IB	Putnam VT International Value Fund Class IB
For the Year Ended December 31, 2021
From operations:
Dividends	$62,737	$5,561	$11,560	$1,099	$1,165
Mortality and expense risk and administrative charges	(93,120)	(5,213)	(53,080)	(1,870)	(781)
Net investment income (loss)	(30,383)	348	(41,520)	(771)	384
Net realized gain (loss)	172,731	396	78,975	5,328	2,133
Capital gain distribution from mutual funds	141,850	1,658	113,753	3,768	734
Change in unrealized appreciation (depreciation) of investments	817,649	(10,200)	467,208	7,299	3,944
Increase (decrease) in net assets from operations	1,101,847	(7,798)	618,416	15,624	7,195

From contract transactions:
Payments for contract benefits or terminations	(456,006)	(37,787)	(200,735)	(2,424)	(8,360)
Transfers between sub-accounts (including fixed account), net	5,604	(2)	(45,352)	(12,690)	(1)
Contract maintenance charges	-	-	-	(24)	-
Increase (decrease) in net assets from contract transactions	(450,402)	(37,789)	(246,087)	(15,138)	(8,361)

Increase (decrease) in net assets	651,445	(45,587)	372,329	486	(1,166)
Net assets at beginning of period	6,211,677	394,527	3,378,994	145,985	53,866
Net assets at end of period	$6,863,122	$348,940	$3,751,323	$146,471	$52,700

Beginning units	426,271	184,677	521,685	7,880	3,563
Units issued	113	741	582	-	-
Units redeemed	(20,231)	(20,165)	(38,231)	(690)	(489)
Ending units	406,153	165,253	484,036	7,190	3,074

For the Year Ended December 31, 2020
From operations:
Dividends	$104,978	$8,573	$13,241	$218	$1,235
Mortality and expense risk and administrative charges	(83,359)	(5,790)	(37,510)	(1,582)	(646)
Net investment income (loss)	21,619	2,783	(24,269)	(1,364)	589
Net realized gain (loss)	136,531	993	(22,752)	1,131	(437)
Capital gain distribution from mutual funds	142,654	-	194,098	1,106	725
Change in unrealized appreciation (depreciation) of investments	466,044	4,341	406,781	15,103	(609)
Increase (decrease) in net assets from operations	766,848	8,117	553,858	15,976	268

From contract transactions:
Payments received from contract owners	-	3,994	4,660	-	-
Payments for contract benefits or terminations	(1,142,655)	(50,930)	(130,883)	(4,047)	(4,017)
Transfers between sub-accounts (including fixed account), net	7,848	(1,692)	(28,849)	9,003	1
Contract maintenance charges	-	-	-	(33)	-
Increase (decrease) in net assets from contract transactions	(1,134,807)	(48,628)	(155,072)	4,923	(4,016)

Increase (decrease) in net assets	(367,959)	(40,511)	398,786	20,899	(3,748)
Net assets at beginning of period	6,579,636	435,038	2,980,208	125,086	57,614
Net assets at end of period	$6,211,677	$394,527	$3,378,994	$145,985	$53,866

Beginning units	486,536	208,804	558,388	7,423	3,908
Units issued	314	2,233	3,191	723	-
Units redeemed	(60,579)	(26,360)	(39,894)	(266)	(345)
Ending units	426,271	184,677	521,685	7,880	3,563

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Putnam VT Large Cap Value Fund Class IB	Royce Small-Cap Portfolio Investment Class	VALIC Company I Blue Chip Growth Fund	VALIC Company I Core Bond Fund	VALIC Company I Government Money Market I Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$5,146	$-	$-	$-	$423
Mortality and expense risk and administrative charges	(5,824)	(43)	(283)	(1,926)	(54,261)
Net investment income (loss)	(678)	(43)	(283)	(1,926)	(53,838)
Net realized gain (loss)	3,655	(10,499)	100	493	(1)
Capital gain distribution from mutual funds	16,020	-	6,068	-	-
Change in unrealized appreciation (depreciation) of investments	76,440	15,758	4,319	2,473	-
Increase (decrease) in net assets from operations	95,437	5,216	10,204	1,040	(53,839)

From contract transactions:
Payments received from contract owners	-	-	-	51	850
Payments for contract benefits or terminations	(15,223)	(120,272)	-	(23,533)	(878,387)
Transfers between sub-accounts (including fixed account), net	(2)	470	-	228,162	474,471
Contract maintenance charges	-	-	-	-	(416)
Increase (decrease) in net assets from contract transactions	(15,225)	(119,802)	-	204,680	(403,482)

Increase (decrease) in net assets	80,212	(114,586)	10,204	205,720	(457,321)
Net assets at beginning of period	378,684	114,586	64,108	-	4,483,028
Net assets at end of period	$458,896	$-	$74,312	$205,720	$4,025,707

Beginning units	16,098	3,927	1,029	-	415,299
Units issued	-	-	-	8,862	50,058
Units redeemed	(566)	(3,927)	-	(1,212)	(87,300)
Ending units	15,532	-	1,029	7,650	378,057

For the Year Ended December 31, 2020
From operations:
Dividends	$6,003	$1,020	$-	$-	$10,134
Mortality and expense risk and administrative charges	(4,598)	(384)	(215)	-	(56,839)
Net investment income (loss)	1,405	636	(215)	-	(46,705)
Net realized gain (loss)	(3,388)	(131)	51	-	-
Capital gain distribution from mutual funds	24,172	1,857	4,946	-	-
Change in unrealized appreciation (depreciation) of investments	(10,478)	(11,683)	11,427	-	(2)
Increase (decrease) in net assets from operations	11,711	(9,321)	16,209	-	(46,707)

From contract transactions:
Payments received from contract owners	-	-	-	-	3,841
Payments for contract benefits or terminations	(23,511)	-	-	-	(370,375)
Transfers between sub-accounts (including fixed account), net	18	-	(2)	-	235,362
Contract maintenance charges	-	-	-	-	(559)
Increase (decrease) in net assets from contract transactions	(23,493)	-	(2)	-	(131,731)

Increase (decrease) in net assets	(11,782)	(9,321)	16,207	-	(178,438)
Net assets at beginning of period	390,466	123,907	47,901	-	4,661,466
Net assets at end of period	$378,684	$114,586	$64,108	$-	$4,483,028

Beginning units	17,327	3,927	1,029	-	428,901
Units issued	-	-	-	-	25,426
Units redeemed	(1,229)	-	-	-	(39,028)
Ending units	16,098	3,927	1,029	-	415,299

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Government Securities Fund	VALIC Company I Health Sciences Fund	VALIC Company I High Yield Bond Fund	VALIC Company I International Equities Index Fund	VALIC Company I Mid Cap Index Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$12,735	$-	$2,689	$8,626	$11,053
Mortality and expense risk and administrative charges	(7,889)	(192)	(928)	(9,087)	(12,169)
Net investment income (loss)	4,846	(192)	1,761	(461)	(1,116)
Net realized gain (loss)	3,010	(31,174)	109	22,928	63,553
Capital gain distribution from mutual funds	-	80,556	-	2,767	30,289
Change in unrealized appreciation (depreciation) of investments	(30,467)	(49,690)	54	34,797	122,638
Increase (decrease) in net assets from operations	(22,611)	(500)	1,924	60,031	215,364

From contract transactions:
Payments for contract benefits or terminations	(228,039)	-	(1,398)	(75,794)	(185,928)
Transfers between sub-accounts (including fixed account), net	(5,609)	(161,623)	(6,921)	(10,038)	(2,459)
Contract maintenance charges	(186)	-	(36)	(93)	-
Increase (decrease) in net assets from contract transactions	(233,834)	(161,623)	(8,355)	(85,925)	(188,387)

Increase (decrease) in net assets	(256,445)	(162,123)	(6,431)	(25,894)	26,977
Net assets at beginning of period	741,288	162,123	68,618	677,700	958,448
Net assets at end of period	$484,843	$-	$62,187	$651,806	$985,425

Beginning units	37,439	1,656	2,484	46,054	20,923
Units issued	446	-	31	143	-
Units redeemed	(12,031)	(1,656)	(325)	(5,458)	(4,517)
Ending units	25,854	-	2,190	40,739	16,406

For the Year Ended December 31, 2020
From operations:
Dividends	$18,276	$-	$4,580	$18,150	$13,456
Mortality and expense risk and administrative charges	(11,317)	(538)	(937)	(8,396)	(9,589)
Net investment income (loss)	6,959	(538)	3,643	9,754	3,867
Net realized gain (loss)	6,646	(12)	(238)	16,885	17,957
Capital gain distribution from mutual funds	-	8,641	-	12,415	75,064
Change in unrealized appreciation (depreciation) of investments	26,362	28,438	(61)	(20,014)	(80)
Increase (decrease) in net assets from operations	39,967	36,529	3,344	19,040	96,808

From contract transactions:
Payments received from contract owners	2,020	-	-	-	-
Payments for contract benefits or terminations	(54,901)	-	(1,498)	(100,286)	(161,188)
Transfers between sub-accounts (including fixed account), net	321	1	(20)	12,503	11,628
Contract maintenance charges	(278)	-	(56)	(113)	-
Increase (decrease) in net assets from contract transactions	(52,838)	1	(1,574)	(87,896)	(149,560)

Increase (decrease) in net assets	(12,871)	36,530	1,770	(68,856)	(52,752)
Net assets at beginning of period	754,159	125,593	66,848	746,556	1,011,200
Net assets at end of period	$741,288	$162,123	$68,618	$677,700	$958,448

Beginning units	41,285	1,656	2,546	51,907	24,135
Units issued	245	-	-	1,830	1,015
Units redeemed	(4,091)	-	(62)	(7,683)	(4,227)
Ending units	37,439	1,656	2,484	46,054	20,923
The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Mid Cap Value Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Stock Index Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$13,773	$591	$126	$1,321	$315,842
Mortality and expense risk and administrative charges	(29,203)	(2,791)	(4,254)	(2,305)	(224,582)
Net investment income (loss)	(15,430)	(2,200)	(4,128)	(984)	91,260
Net realized gain (loss)	(36,334)	2,069	32,734	5,785	1,646,646
Capital gain distribution from mutual funds	10,213	14,582	30,491	7,483	982,994
Change in unrealized appreciation (depreciation) of investments	543,050	30,836	(26,859)	7,457	2,229,638
Increase (decrease) in net assets from operations	501,499	45,287	32,238	19,741	4,950,538

From contract transactions:
Payments received from contract owners	(39,500)	-	-	-	3,001
Payments for contract benefits or terminations	(299,274)	(428)	(65,535)	(14,366)	(2,453,921)
Transfers between sub-accounts (including fixed account), net	(121,297)	(16)	163,040	1,203	(88,042)
Contract maintenance charges	(240)	-	(46)	-	(1,029)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(849,010)
Increase (decrease) in net assets from contract transactions	(460,311)	(444)	97,459	(13,163)	(3,389,001)

Increase (decrease) in net assets	41,188	44,843	129,697	6,578	1,561,537
Net assets at beginning of period	2,126,952	180,161	277,251	150,934	19,381,129
Net assets at end of period	$2,168,140	$225,004	$406,948	$157,512	$20,942,666

Beginning units	59,211	3,328	8,603	4,466	249,914
Units issued	212	-	16,190	34	503
Units redeemed	(11,460)	(13)	(1,715)	(338)	(32,640)
Ending units	47,963	3,315	23,078	4,162	217,777

For the Year Ended December 31, 2020
From operations:
Dividends	$15,830	$419	$-	$1,782	$375,573
Mortality and expense risk and administrative charges	(25,379)	(1,185)	(2,985)	(1,608)	(208,525)
Net investment income (loss)	(9,549)	(766)	(2,985)	174	167,048
Net realized gain (loss)	(5,810)	3,003	2,662	(112)	1,743,919
Capital gain distribution from mutual funds	106,367	1,317	20,212	14,326	1,201,063
Change in unrealized appreciation (depreciation) of investments	(49,509)	34,514	78,331	11,569	(75,949)
Increase (decrease) in net assets from operations	41,499	38,068	98,220	25,957	3,036,081

From contract transactions:
Payments received from contract owners	53,794	-	265	-	8,748
Payments for contract benefits or terminations	(73,355)	(3,341)	(2,652)	(5,608)	(2,487,064)
Transfers between sub-accounts (including fixed account), net	6,674	94,360	(351)	8,535	(40,396)
Contract maintenance charges	(293)	-	(53)	-	(1,254)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(251,817)
Increase (decrease) in net assets from contract transactions	(13,180)	91,019	(2,791)	2,927	(2,771,783)

Increase (decrease) in net assets	28,319	129,087	95,429	28,884	264,298
Net assets at beginning of period	2,098,633	51,074	181,822	122,050	19,116,831
Net assets at end of period	$2,126,952	$180,161	$277,251	$150,934	$19,381,129

Beginning units	59,641	1,777	8,743	4,217	305,788
Units issued	1,861	1,695	16	465	(1,801)
Units redeemed	(2,291)	(144)	(156)	(216)	(54,073)
Ending units	59,211	3,328	8,603	4,466	249,914

The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Systematic Core Fund	VALIC Company II Strategic Bond Fund
For the Year Ended December 31, 2021
From operations:
Dividends	$20,000	$13,044
Mortality and expense risk and administrative charges	(45,803)	(1,294)
Net investment income (loss)	(25,803)	11,750
Net realized gain (loss)	394,198	(2,707)
Capital gain distribution from mutual funds	298,065	1,327
Change in unrealized appreciation (depreciation) of investments	39,434	(12,137)
Increase (decrease) in net assets from operations	705,894	(1,767)

From contract transactions:
Payments received from contract owners	-	85
Payments for contract benefits or terminations	(492,291)	(7,884)
Transfers between sub-accounts (including fixed account), net	(54,794)	(230,124)
Contract maintenance charges	(629)	(18)
Increase (decrease) in net assets from contract transactions	(547,714)	(237,941)

Increase (decrease) in net assets	158,180	(239,708)
Net assets at beginning of period	3,098,014	239,708
Net assets at end of period	$3,256,194	$-

Beginning units	77,671	8,882
Units issued	179	135
Units redeemed	(11,993)	(9,017)
Ending units	65,857	-

For the Year Ended December 31, 2020
From operations:
Dividends	$27,902	$10,831
Mortality and expense risk and administrative charges	(39,456)	(3,274)
Net investment income (loss)	(11,554)	7,557
Net realized gain (loss)	236,161	1,443
Capital gain distribution from mutual funds	275,295	-
Change in unrealized appreciation (depreciation) of investments	49,694	6,379
Increase (decrease) in net assets from operations	549,596	15,379

From contract transactions:
Payments received from contract owners	2,020	180
Payments for contract benefits or terminations	(302,482)	(7,896)
Transfers between sub-accounts (including fixed account), net	(53,545)	2,013
Contract maintenance charges	(731)	(126)
Increase (decrease) in net assets from contract transactions	(354,738)	(5,829)

Increase (decrease) in net assets	194,858	9,550
Net assets at beginning of period	2,903,156	230,158
Net assets at end of period	$3,098,014	$239,708

Beginning units	87,814	9,114
Units issued	423	136
Units redeemed	(10,566)	(368)
Ending units	77,671	8,882

The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Separate Account D (“the Separate Account”) is a segregated investment account established by American General Life Insurance Company (“AGL”) to receive and invest premium payments from variable annuity contracts issued by AGL. AGL is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, majority owned subsidiary of American International Group, Inc. (“AIG”).

The Separate Account includes the following products, which are no longer available for sale:

Chairman Variable Annuity	Select Reserve
Elite Plus Bonus Variable Annuity	The One Multi Manager Variable Annuity
GENERATIONS™	VAriety Plus®
Individual Variable Annuity Contract (AGVH)	WM Advantage
Individual Variable Annuity Contract (AGVU)	WM Strategic Asset Manager
Individual Variable Annuity Contract (Franklin)	Other Separate Account D contracts
Platinum Investor®

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2021 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve months, except as noted below.

American Century Variable Portfolios, Inc. (American Century VP)
American Century VP Value Fund Class I

BNY Mellon Investment Portfolios (BNY Mellon IP)
BNY Mellon IP MidCap Stock Portfolio Initial Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares

BNY Mellon Variable Investment Fund (BNY Mellon VIF)
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	BNY Mellon VIF Quality Bond Portfolio Initial Shares(k)

Fidelity Variable Insurance Products (Fidelity VIP)
Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Growth Portfolio Initial Class
Fidelity VIP Asset Manager Portfolio Service Class 2	Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Contrafund Portfolio Initial Class	Fidelity VIP High Income Portfolio Initial Class
Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Index 500 Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Initial Class
Fidelity VIP Equity-Income Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class
Fidelity VIP Government Money Market Portfolio Initial Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	FTVIP Templeton Foreign VIP Fund Class 2
FTVIP Templeton Developing Markets VIP Fund Class 2

27

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Strategic Growth Fund Institutional Shares

Invesco Funds
Invesco Comstock Fund Class A	Invesco Government Money Market Fund Class AX
Invesco Corporate Bond Fund Class A(b)	Invesco High Yield Fund Class A

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I	Invesco V.I. Global Strategic Income Fund Series I(h)
Invesco V.I. American Value Fund Series I	Invesco V.I. Government Securities Fund Series I
Invesco V.I. Capital Appreciation Fund Series I(g)	Invesco V.I. Growth and Income Fund Series I
Invesco V.I. Comstock Fund Series I	Invesco V.I. High Yield Fund Series I
Invesco V.I. Core Equity Fund Series I	Invesco V.I. International Growth Fund Series I
Invesco V.I. Core Plus Bond Fund Series I	Invesco V.I. Main Street Fund Series I(i)
Invesco V.I. Global Core Equity Fund Series I	Invesco V.I. Main Street Small Cap Fund Series I(j)

Janus Aspen Series (Janus)
Janus Henderson Enterprise Portfolio Service Shares	Janus Henderson Overseas Portfolio Service Shares
Janus Henderson Global Research Portfolio Service Shares	Janus Henderson Research Portfolio Service Shares

JPMorgan Insurance Trust (JPMorgan)
JPMorgan Insurance Trust Core Bond Portfolio Class 1	JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	JPMorgan Insurance Trust U.S. Equity Portfolio Class 1

MFS Variable Insurance Trust (MFS VIT)
MFS VIT Growth Series Initial Class	MFS VIT Research Series Initial Class
MFS VIT Investors Trust Series Initial Class	MFS VIT Total Return Series Initial Class
MFS VIT New Discovery Series Initial Class	MFS VIT Utilities Series Initial Class

MFS Variable Insurance Trust II (MFS VIT II)
MFS VIT II Core Equity Portfolio Initial Class

Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	Morgan Stanley VIF Growth Portfolio Class I
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	Morgan Stanley VIF U.S. Real Estate Portfolio Class I
Morgan Stanley VIF Global Strategist Portfolio Class I

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Real Return Portfolio Administrative Class	PIMCO Total Return Portfolio Administrative Class
PIMCO Short-Term Portfolio Administrative Class

Pioneer Variable Contracts Trust (Pioneer)
Pioneer Fund VCT Portfolio Class I	Pioneer Select Mid Cap Growth VCT Portfolio Class I

Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1	PVC SAM Conservative Balanced Portfolio Class 1
PVC Diversified International Account Class 1	PVC SAM Conservative Growth Portfolio Class 1
PVC Equity Income Account Class 1	PVC SAM Flexible Income Portfolio Class 1
PVC Government & High Quality Bond Account Class 1	PVC SAM Strategic Growth Portfolio Class 1
PVC Large Cap Growth Account I Class 1	PVC Short-Term Income Account Class 1
PVC Principal Capital Appreciation Account Class 1	PVC SmallCap Account Class 1
PVC SAM Balanced Portfolio Class 1

28

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Putnam Variable Trust (Putnam VT)
Putnam VT Focused International Equity Fund Class IB(l)	Putnam VT Large Cap Value Fund Class IB(m)
Putnam VT International Value Fund Class IB

Royce Capital Fund (Royce)
Royce Small-Cap Portfolio Investment Class

VALIC Company I(a)
VALIC Company I Asset Allocation Fund(b)	VALIC Company I International Equities Index Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I International Socially Responsible Fund(b)
VALIC Company I Capital Conservation Fund(b)(c)	VALIC Company I Mid Cap Index Fund
VALIC Company I Core Bond Fund(c)	VALIC Company I Mid Cap Value Fund(d)
VALIC Company I Dividend Value Fund(b)	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Science & Technology Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Health Sciences Fund(e)	VALIC Company I Stock Index Fund
VALIC Company I High Yield Bond Fund(f)	VALIC Company I Systematic Core Fund

VALIC Company II(a)
VALIC Company II Strategic Bond Fund(c)

(a)

VALIC Company I is an affiliated investment Company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of AGL, serves as the investment advisor to VALIC Company I series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of AGL, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I series.

(b)	Fund had no activity during the current year.

(c)

The VALIC Company I Capital Conservation Fund and the VALIC Company II Strategic Bond Fund, in operation for the periods January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Core Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(d)

The VALIC Company II Mid Cap Value Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I Mid Cap Value Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(e)

The VALIC Company I Health Sciences Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to April 19, 2021 (cessation of operations) merged into the VALIC Company I Science & Technology Fund.

(f)

The VALIC Company II High Yield Bond Fund, in operation for the period January 1, 2020 to December 31, 2020 and January 1, 2021 to May 25, 2021 (cessation of operations) merged into the VALIC Company I High Yield Bond Fund, in operation for the period May 25, 2021 (commencement of operations) to December 31, 2021.

(g)	Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund.

(h)	Formerly Invesco Oppenheimer V.I. Global Strategic Income Fund.

(i)	Formerly Invesco Oppenheimer V.I. Main Street Fund.

(j)	Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund.

(k)	For the period January 1, 2020 to April 30, 2020 (cessation of operations).

(l)	Formerly Putnam VT Global Equity Fund.

(m)	Formerly Putnam VT Equity Income Fund.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of AGL’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of each of the sub-accounts of the Separate Account are registered in the name of AGL. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from AGL’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business of AGL may conduct. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

29

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to AGL’s business. Market volatility in the financial markets resulting from the COVID-19 pandemic could adversely impact net assets for each sub-account. Declines in or sustained low interest rates can cause a reduction in investment income for certain underlying mutual funds.

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate between 3.00 percent and 5.00 percent is used in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, AGL makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of AGL, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, AGL does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. AGL will periodically review changes in the tax law. AGL retains the right to charge for any federal income tax incurred which is applicable to the Separate Account if the law is changed.

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

30

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

•

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

•

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2021 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2021, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid to AGL as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and administrative charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to AGL. The mortality risk charge represents compensation to AGL for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to AGL for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The administrative charge reimburses AGL for any administrative expenses incurred under the contract. This includes the expenses for administration and marketing. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*	Annual Maintenance Charge*
Chairman Variable Annuity	1.40%	N/A
Elite Plus Bonus Variable Annuity**	1.40%	$30
GENERATIONS™	1.40%	$30
Individual Variable Annuity Contract(AGVH)	1.25%	$30
Individual Variable Annuity Contract(AGVU)	1.25%	$30
Platinum Investor®	1.35%	N/A
The One Multi Manager Variable Annuity	1.15%	N/A
Select Reserve	0.40%	N/A
VAriety Plus®	1.55%	$36
WM Advantage	1.40%	N/A
WM Strategic Asset Manager	1.40%	$35
Other Separate Account D contracts	1.0017%	N/A

31

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

*

An annual maintenance charge may be imposed on the last day of each contract year during the accumulation period for administrative expenses with respect to each contract. The annual maintenance charge is paid by redemption of units outstanding.

**	Elite Plus Bonus Variable Annuity has an additional 0.05% optional death benefit charge and 0.10% optional annual benefit step-up charge.

For the Individual Variable Annuity Contract (Franklin), expense charges for each subaccount are as follows:

Sub-accounts	Separate Account Annual Charges*	Investment Management Charge*
VALIC Company I Government Money Market I Fund (Sub-account C)	1.06%	0.60%
VALIC Company I Stock Index Fund (Sub-account A & B)	1.00%	0.38%

*	Total annual Separate Account expenses are capped at 1.44 percent.

Contract Fees, Sales and Administrative Charges: Each year AGL charges an annual contract fee against each contract owner’s account for administrative expenses. These charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

AGL may deduct a sales charge to cover sales expenses, including commissions under the Individual Variable Annuity Contracts (AGVH & AGVU). The sales charge is deducted from the payments received from contract owners.

Certain purchase payments for the Other Separate Account D Contracts are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets. For these contracts, deductions for sales and administrative charges is up to 6 percent from each group (group contracts are no longer offered) and 8.75 percent from each individual variable annuity contract.

Contract Maintenance Charge for the Elite Plus Bonus Variable Annuity and The One Multi Manager Variable Annuity: During the accumulation phase, an annual contract maintenance charge is assessed by AGL on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by AGL related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

For Elite Plus Bonus Variable Annuity product, an annual account maintenance charge of $30 is assessed by AGL on the contract anniversary, unless on contract anniversary the contract value equals or exceeds $40,000, in which case, no account maintenance charge is assessed against the contract.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to AGL. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

For the Variable Annuity Contracts, a minimum withdrawal charge of $5 to a maximum of $5 plus 2 percent may be charge for each withdrawal made before the contract owner reaches the age of 59 1⁄2.

For the Chairman Variable Annuity, the maximum withdrawal charge is 6 percent of purchase payments withdrawn during the first two years after receipt. The percentage declines ratably until elimination after the seventh year.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 is assessed on each transfer in excess of 12 transfers during the contract year.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when

32

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, AGL will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

5.	Purchases and Sales of Investments

For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Century VP Value Fund Class I	$7,188	$27,282
BNY Mellon IP MidCap Stock Portfolio Initial Shares	1,079	21,867
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	8,414	43,846
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	229	43,153
Fidelity VIP Asset Manager Portfolio Initial Class	16,976	107,650
Fidelity VIP Asset Manager Portfolio Service Class 2	1,600	1,163
Fidelity VIP Contrafund Portfolio Initial Class	209,205	411,667
Fidelity VIP Contrafund Portfolio Service Class 2	87,620	65,670
Fidelity VIP Equity-Income Portfolio Initial Class	126,142	199,253
Fidelity VIP Equity-Income Portfolio Service Class 2	37,286	100,548
Fidelity VIP Government Money Market Portfolio Initial Class	1,742	99,257
Fidelity VIP Growth Portfolio Initial Class	691,640	404,545
Fidelity VIP Growth Portfolio Service Class 2	94,118	178,658
Fidelity VIP High Income Portfolio Initial Class	2,577	5,624
Fidelity VIP Index 500 Portfolio Initial Class	124,133	486,447
Fidelity VIP Investment Grade Bond Portfolio Initial Class	6,369	92,319
Fidelity VIP Overseas Portfolio Initial Class	7,229	43,440
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	120,841	52,356
FTVIP Templeton Developing Markets VIP Fund Class 2	14,024	35,566
FTVIP Templeton Foreign VIP Fund Class 2	18,991	81,329
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	5,787	7,169
Invesco Comstock Fund Class A	174,057	189,694
Invesco Government Money Market Fund Class AX	2	266
Invesco High Yield Fund Class A	18,446	104,335
Invesco V.I. American Franchise Fund Series I	1,924,150	1,777,963
Invesco V.I. American Value Fund Series I	13,232	461,583
Invesco V.I. Capital Appreciation Fund Series I	199,526	315,032
Invesco V.I. Comstock Fund Series I	28,064	252,491
Invesco V.I. Core Equity Fund Series I	78,654	217,954
Invesco V.I. Core Plus Bond Fund Series I	27,611	69,245
Invesco V.I. Global Core Equity Fund Series I	131,463	90,263
Invesco V.I. Global Strategic Income Fund Series I	10,898	38,638
Invesco V.I. Government Securities Fund Series I	40,465	66,321
Invesco V.I. Growth and Income Fund Series I	238,009	884,643
Invesco V.I. High Yield Fund Series I	39,138	41,144
Invesco V.I. International Growth Fund Series I	99,563	114,891
Invesco V.I. Main Street Fund Series I	300,271	540,006
Invesco V.I. Main Street Small Cap Fund Series I	77,798	56,708
Janus Henderson Enterprise Portfolio Service Shares	12,834	34,088
Janus Henderson Global Research Portfolio Service Shares	1,662	24,963
Janus Henderson Overseas Portfolio Service Shares	9,554	81,825
Janus Henderson Research Portfolio Service Shares	16,679	8,664
JPMorgan Insurance Trust Core Bond Portfolio Class 1	161,272	403,599
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	108,353	117,025
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,253	47,298
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	136,314	257,390
MFS VIT Growth Series Initial Class	412,590	467,052
MFS VIT Investors Trust Series Initial Class	20,037	25,311
MFS VIT New Discovery Series Initial Class	25,448	2,208
MFS VIT Research Series Initial Class	53,893	362,047
MFS VIT Total Return Series Initial Class	49,825	355,290
MFS VIT Utilities Series Initial Class	119,819	237,192
MFS VIT II Core Equity Portfolio Initial Class	261,805	400,765
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	120,852	22,436
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	70,415	138,094
Morgan Stanley VIF Global Strategist Portfolio Class I	49,221	32,171

33

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
Morgan Stanley VIF Growth Portfolio Class I	$1,103,036	$467,038
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	8,068	154,952
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	8,143	16,099
PIMCO Real Return Portfolio Administrative Class	12,983	9,502
PIMCO Short-Term Portfolio Administrative Class	328	457
PIMCO Total Return Portfolio Administrative Class	17,951	20,245
Pioneer Fund VCT Portfolio Class I	15,577	7,207
Pioneer Select Mid Cap Growth VCT Portfolio Class I	53,423	67,567
PVC Core Plus Bond Account Class 1	121,443	222,634
PVC Diversified International Account Class 1	58,051	152,770
PVC Equity Income Account Class 1	89,686	238,063
PVC Government & High Quality Bond Account Class 1	33,065	76,636
PVC Large Cap Growth Account I Class 1	1,542,642	910,854
PVC Principal Capital Appreciation Account Class 1	615,701	1,223,029
PVC SAM Balanced Portfolio Class 1	550,477	2,551,222
PVC SAM Conservative Balanced Portfolio Class 1	27,646	18,489
PVC SAM Conservative Growth Portfolio Class 1	538,532	1,471,788
PVC SAM Flexible Income Portfolio Class 1	69,491	339,922
PVC SAM Strategic Growth Portfolio Class 1	204,989	543,924
PVC Short-Term Income Account Class 1	8,577	44,359
PVC SmallCap Account Class 1	137,294	311,149
Putnam VT Focused International Equity Fund Class IB	4,867	17,009
Putnam VT International Value Fund Class IB	1,899	9,143
Putnam VT Large Cap Value Fund Class IB	21,166	21,049
Royce Small-Cap Portfolio Investment Class	-	119,845
VALIC Company I Blue Chip Growth Fund	6,068	283
VALIC Company I Core Bond Fund	237,388	34,634
VALIC Company I Government Money Market I Fund	494,601	951,922
VALIC Company I Government Securities Fund	21,556	250,543
VALIC Company I Health Sciences Fund	80,556	161,815
VALIC Company I High Yield Bond Fund	3,513	10,107
VALIC Company I International Equities Index Fund	14,025	97,644
VALIC Company I Mid Cap Index Fund	41,342	200,561
VALIC Company I Mid Cap Value Fund	30,244	495,772
VALIC Company I Nasdaq-100 Index Fund	15,172	3,234
VALIC Company I Science & Technology Fund	193,878	70,056
VALIC Company I Small Cap Index Fund	10,004	16,669
VALIC Company I Stock Index Fund	1,395,962	3,254,957
VALIC Company I Systematic Core Fund	325,897	601,348
VALIC Company II Strategic Bond Fund	17,793	242,658

34

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2021, follows:

	December 31, 2021				For the Year Ended December 31, 2021
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,187		43.71	270,415	1.85		1.35		22.84
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,170		37.77	81,984	0.65		1.35		24.20
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	9,979		30.42	303,562	0.73		1.35		25.29
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	5,444		32.24	175,516	0.13		1.35		14.90
Fidelity VIP Asset Manager Portfolio Initial Class	35,651	6.86	16.95	412,140	1.49	1.40	1.55	8.23	8.39
Fidelity VIP Asset Manager Portfolio Service Class 2	3,596		22.89	82,322	1.44		1.35		8.21
Fidelity VIP Contrafund Portfolio Initial Class	34,795		48.36	1,682,662	0.07		1.40		26.06
Fidelity VIP Contrafund Portfolio Service Class 2	14,402		51.55	742,514	0.03		1.35		25.80
Fidelity VIP Equity-Income Portfolio Initial Class	41,673		23.51	979,700	1.85		1.40		23.16
Fidelity VIP Equity-Income Portfolio Service Class 2	8,623		30.25	260,816	1.55		1.35		22.94
Fidelity VIP Government Money Market Portfolio Initial Class	79,923	5.84	9.64	749,354	0.01		1.40		-1.38
Fidelity VIP Growth Portfolio Initial Class	43,548		40.82	1,777,639	0.00		1.40		21.50
Fidelity VIP Growth Portfolio Service Class 2	10,646		36.89	392,700	0.00		1.35		21.26
Fidelity VIP High Income Portfolio Initial Class	4,294		11.16	47,936	5.19		1.40		2.96
Fidelity VIP Index 500 Portfolio Initial Class	74,584	12.48	33.72	2,382,932	1.22	1.40	1.55	26.60	26.79
Fidelity VIP Investment Grade Bond Portfolio Initial Class	8,592		12.24	105,192	1.66		1.40		-1.99
Fidelity VIP Overseas Portfolio Initial Class	4,887		16.27	79,503	0.42		1.40		18.04
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	21,567		48.54	1,046,796	0.00		1.15		8.75
FTVIP Templeton Developing Markets VIP Fund Class 2	10,765	28.70	30.02	362,098	0.93	1.15	1.50	-7.15	-6.82
FTVIP Templeton Foreign VIP Fund Class 2	15,019	15.52	17.14	248,161	1.82	1.35	1.50	2.60	2.76
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,051		46.83	49,205	0.00		1.35		20.29
Invesco Comstock Fund Class A	20,682		96.98	2,004,450	1.56		0.75		32.32
Invesco Government Money Market Fund Class AX	3,724		9.53	34,505	0.01		0.75		-0.74
Invesco High Yield Fund Class A	23,907		15.34	366,782	4.50		0.75		3.37
Invesco V.I. American Franchise Fund Series I	193,426	45.62	58.61	13,286,886	0.00	1.15	1.50	10.25	10.64
Invesco V.I. American Value Fund Series I	66,388		34.09	2,262,917	0.45		1.40		26.17
Invesco V.I. Capital Appreciation Fund Series I	66,424	50.16	50.34	3,327,148	0.00	1.40	1.50	20.73	20.85
Invesco V.I. Comstock Fund Series I	56,534		25.95	1,467,086	1.89		1.40		31.51
Invesco V.I. Core Equity Fund Series I	94,355	29.81	30.86	2,892,880	0.66	1.15	1.35	26.03	26.27
Invesco V.I. Core Plus Bond Fund Series I	10,489	16.35	16.67	174,454	1.29	1.40	1.50	-2.14	-2.05
Invesco V.I. Global Core Equity Fund Series I	50,144		14.92	748,313	1.00		1.40		14.36
Invesco V.I. Global Strategic Income Fund Series I	15,983	10.65	11.01	174,707	4.40	1.15	1.50	-4.86	-4.52
Invesco V.I. Government Securities Fund Series I	54,946	10.81	11.77	608,182	2.40	0.75	1.55	-3.77	-3.00
Invesco V.I. Growth and Income Fund Series I	252,086	31.36	45.45	8,011,921	1.64	1.25	1.40	26.72	26.91
Invesco V.I. High Yield Fund Series I	20,751	14.36	14.44	298,265	5.02	1.35	1.40	2.93	2.98
Invesco V.I. International Growth Fund Series I	44,304	26.73	27.47	1,211,945	1.28	1.15	1.35	4.47	4.67
Invesco V.I. Main Street Fund Series I	107,602	36.30	40.44	4,283,777	0.70	1.40	1.50	25.66	25.78
Invesco V.I. Main Street Small Cap Fund Series I	17,541	62.30	70.54	1,196,828	0.39	1.40	1.50	20.72	20.84
Janus Henderson Enterprise Portfolio Service Shares	3,738		30.44	113,782	0.27		1.35		14.98
Janus Henderson Global Research Portfolio Service Shares	541		18.03	9,751	0.39		1.35		16.22
Janus Henderson Overseas Portfolio Service Shares	16,308	19.60	19.78	328,266	1.00	1.35	1.50	11.59	11.77
Janus Henderson Research Portfolio Service Shares	11,539	28.13	28.74	331,239	0.02	1.40	1.50	18.25	18.37
JPMorgan Insurance Trust Core Bond Portfolio Class 1	128,465		22.29	2,863,545	1.85		1.15		-2.49
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	31,562		62.23	1,963,968	0.93		1.15		28.39
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	861		37.15	31,972	0.80		1.35		19.76
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	64,184		45.58	2,925,721	0.72		1.15		27.86
MFS VIT Growth Series Initial Class	42,259	41.53	53.48	1,906,094	0.00	1.35	1.40	21.82	21.88
MFS VIT Investors Trust Series Initial Class	20,226		27.19	549,902	0.64		1.40		25.05
MFS VIT New Discovery Series Initial Class	3,618		42.99	155,541	0.00		1.35		0.43
MFS VIT Research Series Initial Class	27,009	28.47	32.26	774,340	0.54	1.35	1.40	23.07	23.13
MFS VIT Total Return Series Initial Class	30,363		21.08	640,166	1.62		1.40		12.53
MFS VIT Utilities Series Initial Class	24,300		37.99	923,248	1.62		1.40		12.51
MFS VIT II Core Equity Portfolio Initial Class	81,995	23.35	23.55	2,184,128	0.44	1.35	1.50	23.43	23.63
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	67,121		11.57	776,766	3.99		1.40		-1.71
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	59,486		14.59	868,045	0.87		1.40		1.55
Morgan Stanley VIF Global Strategist Portfolio Class I	31,420		11.11	349,014	2.01		1.40		6.86
Morgan Stanley VIF Growth Portfolio Class I	52,408	69.91	91.17	3,829,016	0.00	1.35	1.40	-1.29	-1.24
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	7,756		46.18	358,159	1.76		1.40		37.86
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,432		31.97	77,752	0.00		1.35		11.48
PIMCO Real Return Portfolio Administrative Class	6,798		24.13	164,060	4.93		1.35		4.17

35

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2021					For the Year Ended December 31, 2021
						Investment	Expense		Total
		Unit Value ($)(a)(f)		Net		Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PIMCO Short-Term Portfolio Administrative Class	2,370		12.45	29,513	1.10			1.35		-1.40
PIMCO Total Return Portfolio Administrative Class	12,845		21.92	281,522	1.81			1.35		-2.59
Pioneer Fund VCT Portfolio Class I	4,848		43.26	209,688	0.32			1.35		26.27
Pioneer Select Mid Cap Growth VCT Portfolio Class I	7,869		41.51	326,662	0.00			1.35		6.62
PVC Core Plus Bond Account Class 1	133,207		10.93	1,455,361	2.64			1.40		-1.83
PVC Diversified International Account Class 1	379,999	3.04	10.89	1,517,847	1.32			1.40		8.23
PVC Equity Income Account Class 1	126,735	5.99	30.21	3,199,875	1.97			1.40		20.76
PVC Government & High Quality Bond Account Class 1	234,917	2.24	8.99	730,765	2.29			1.40		-2.69
PVC Large Cap Growth Account I Class 1	685,657		18.45	12,647,036	0.00			1.40		20.20
PVC Principal Capital Appreciation Account Class 1	832,854	7.13	46.11	12,282,474	0.83			1.40		26.05
PVC SAM Balanced Portfolio Class 1	1,379,571	3.52	22.98	14,268,453	1.60			1.40		12.16
PVC SAM Conservative Balanced Portfolio Class 1	36,265	2.81	14.64	505,300	1.90			1.40		8.18
PVC SAM Conservative Growth Portfolio Class 1	1,650,343	3.80	26.51	16,948,988	1.20			1.40		16.11
PVC SAM Flexible Income Portfolio Class 1	159,464	2.59	15.41	1,464,250	2.21			1.40		5.40
PVC SAM Strategic Growth Portfolio Class 1	406,153	3.78	30.49	6,863,122	0.96			1.40		18.20
PVC Short-Term Income Account Class 1	165,253	1.83	8.10	348,940	1.50			1.40		-2.10
PVC SmallCap Account Class 1	484,036	6.64	20.40	3,751,323	0.32			1.40		18.45
Putnam VT Focused International Equity Fund Class IB	7,190	16.13	23.05	146,471	0.75		1.15	1.50	10.89	11.28
Putnam VT International Value Fund Class IB	3,074		17.15	52,700	2.19			1.35		13.40
Putnam VT Large Cap Value Fund Class IB	15,532		29.54	458,896	1.23			1.35		25.60
Royce Small-Cap Portfolio Investment Class	-		37.44	-	0.00			0.40		28.30
VALIC Company I Blue Chip Growth Fund	1,029		72.24	74,312	0.00			0.40		15.92
VALIC Company I Core Bond Fund	7,650	26.40	26.96	205,720	0.00		1.40	1.50	-2.24	-2.15
VALIC Company I Government Money Market I Fund	378,057	6.56	8.60	4,025,707	0.01		0.40	1.55	-1.53	-0.39
VALIC Company I Government Securities Fund	25,854	3.09	17.36	484,843	2.08		1.33	1.50	-3.78	-2.97
VALIC Company I Health Sciences Fund	-		97.78	-	0.00			0.40		-0.13
VALIC Company I High Yield Bond Fund	2,190	28.06	28.66	62,187	4.11		1.40	1.50	2.72	2.83
VALIC Company I International Equities Index Fund	40,739	2.21	20.02	651,806	1.30		0.40	1.55	9.32	10.59
VALIC Company I Mid Cap Index Fund	16,406	39.13	67.19	985,425	1.14		0.40	1.40	22.60	23.83
VALIC Company I Mid Cap Value Fund	47,963	44.35	45.31	2,168,140	0.64		1.40	1.50	25.76	25.88
VALIC Company I Nasdaq-100 Index Fund	3,315	40.42	81.45	225,004	0.29		1.35	1.40	25.16	25.23
VALIC Company I Science & Technology Fund	23,078	10.32	30.43	406,948	0.04		0.40	1.50	3.23	10.34
VALIC Company I Small Cap Index Fund	4,162	36.01	42.76	157,512	0.86		1.35	1.40	12.85	12.91
VALIC Company I Stock Index Fund	217,777	17.34	46.77	20,942,666	1.57		0.40	1.55	26.38	27.84
VALIC Company I Systematic Core Fund	65,857	33.07	51.71	3,256,194	0.63		1.40	1.50	24.36	24.48
VALIC Company II Strategic Bond Fund	-	26.29	26.84	-	5.51		1.40	1.50	-0.83	-0.80

	December 31, 2020					For the Year Ended December 31 2020
						Investment	Expense		Total
		Unit Value ($)(a)(f)		Net		Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)		Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,684		35.58	237,822		1.98		1.35		-0.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		30.41	83,379		0.70		1.35		6.66
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	11,502		24.28	279,255		1.02		1.35		22.48
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	6,696		28.06	187,900		0.57		1.35		18.28
BNY Mellon VIF Quality Bond Portfolio Initial Shares	-		18.87	-		0.75		1.35		1.89
Fidelity VIP Asset Manager Portfolio Initial Class	41,385	6.34	15.64	469,974		1.45	1.40	1.55	13.10	13.27
Fidelity VIP Asset Manager Portfolio Service Class 2	3,600		21.16	76,160		1.24		1.35		13.00
Fidelity VIP Contrafund Portfolio Initial Class	43,908		38.36	1,684,415		0.24		1.40		28.75
Fidelity VIP Contrafund Portfolio Service Class 2	15,637		40.98	640,809		0.08		1.35		28.49
Fidelity VIP Equity-Income Portfolio Initial Class	50,140		19.09	957,102		1.64		1.40		5.21
Fidelity VIP Equity-Income Portfolio Service Class 2	11,903		24.60	292,850		1.49		1.35		5.01
Fidelity VIP Government Money Market Portfolio Initial Class	88,883	5.92	9.78	846,869		0.31		1.40		-1.07
Fidelity VIP Growth Portfolio Initial Class	43,697		33.60	1,468,030		0.07		1.40		41.89
Fidelity VIP Growth Portfolio Service Class 2	15,526		30.42	472,325		0.04		1.35		41.63
Fidelity VIP High Income Portfolio Initial Class	4,736		10.84	51,343		4.12		1.40		1.32
Fidelity VIP Index 500 Portfolio Initial Class	86,814	9.86	26.60	2,204,724		1.63	1.40	1.55	16.42	16.60
Fidelity VIP Investment Grade Bond Portfolio Initial Class	15,916		12.49	198,824		2.19		1.40		7.87
Fidelity VIP Overseas Portfolio Initial Class	7,939		13.78	109,419		0.41		1.40		14.01
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	22,450		44.63	1,002,017		0.00		1.15		53.31
FTVIP Templeton Developing Markets VIP Fund Class 2	11,525	30.91	32.22	416,486		4.12	1.15	1.50	15.43	15.84
FTVIP Templeton Foreign VIP Fund Class 2	18,791	15.10	15.63	301,749		2.91	1.35	1.50	-2.64	-2.48
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,207		38.93	46,985		0.08		1.35		38.62
Invesco Comstock Fund Class A	22,542		73.29	1,651,135		2.12		0.75		-1.53
Invesco Government Money Market Fund Class AX	3,724		9.60	34,762		0.35		0.75		-0.50
Invesco High Yield Fund Class A	30,578		14.84	453,844		5.86		0.75		2.84
Invesco V.I. American Franchise Fund Series I	213,221	41.23	53.16	13,139,924		0.07	1.15	1.50	40.22	40.72
Invesco V.I. American Value Fund Series I	79,618		27.02	2,150,932		0.77		1.40		-0.28
Invesco V.I. Capital Appreciation Fund Series I	71,803	41.55	41.66	2,976,885		0.00	1.40	1.50	34.54	34.68
Invesco V.I. Comstock Fund Series I	65,851		19.73	1,299,444		1.52		1.40		-2.23

36

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31 2020
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Core Equity Fund Series I	101,133	23.65	24.44	2,456,755	1.24	1.15	1.35	12.32	12.54
Invesco V.I. Core Plus Bond Fund Series I	13,377	16.70	17.01	226,306	1.88	1.40	1.50	8.08	8.18
Invesco V.I. Global Core Equity Fund Series I	55,533		13.05	724,669	1.06		1.40		11.65
Invesco V.I. Global Strategic Income Fund Series I	19,035	11.20	11.53	218,082	5.59	1.15	1.50	1.85	2.21
Invesco V.I. Government Securities Fund Series I	57,869	11.23	12.13	664,121	2.50	0.75	1.55	4.64	5.48
Invesco V.I. Growth and Income Fund Series I	274,252	24.75	35.81	6,873,439	1.94	1.25	1.40	0.67	0.82
Invesco V.I. High Yield Fund Series I	21,640	13.95	14.02	302,200	5.20	1.35	1.40	1.88	1.93
Invesco V.I. International Growth Fund Series I	47,961	25.58	26.24	1,253,638	2.15	1.15	1.35	12.47	12.68
Invesco V.I. Main Street Fund Series I	120,281	28.89	32.15	3,805,136	1.42	1.40	1.50	12.24	12.35
Invesco V.I. Main Street Small Cap Fund Series I	18,130	51.61	58.37	1,024,917	0.55	1.40	1.50	18.13	18.25
Janus Henderson Enterprise Portfolio Service Shares	4,842		26.47	128,184	0.00		1.35		17.58
Janus Henderson Global Research Portfolio Service Shares	1,952		15.52	30,288	0.38		1.35		18.16
Janus Henderson Overseas Portfolio Service Shares	20,050	17.54	17.73	360,869	1.05	1.35	1.50	14.28	14.47
Janus Henderson Research Portfolio Service Shares	11,673	23.79	24.28	283,112	0.22	1.40	1.50	30.59	30.72
JPMorgan Insurance Trust Core Bond Portfolio Class 1	142,058		22.86	3,247,368	2.12		1.15		6.61
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	33,269		48.47	1,612,396	1.27		1.15		-0.78
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		31.02	65,111	0.78		1.35		12.16
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	69,877		35.65	2,491,265	0.73		1.15		23.82
MFS VIT Growth Series Initial Class	48,999	34.09	43.88	1,812,058	0.00	1.35	1.40	30.02	30.09
MFS VIT Investors Trust Series Initial Class	20,919		21.74	454,810	0.56		1.40		12.29
MFS VIT New Discovery Series Initial Class	3,618		42.80	154,868	0.00		1.35		43.93
MFS VIT Research Series Initial Class	40,404	23.13	26.20	941,033	0.68	1.35	1.40	14.97	15.03
MFS VIT Total Return Series Initial Class	47,586		18.74	891,581	2.17		1.40		8.29
MFS VIT Utilities Series Initial Class	28,640		33.77	967,188	2.39		1.40		4.43
MFS VIT II Core Equity Portfolio Initial Class	91,223	18.92	19.05	2,012,851	0.67	1.35	1.50	16.93	17.12
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	64,763		11.77	762,519	2.82		1.40		6.30
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	63,719		14.37	915,588	1.22		1.40		12.85
Morgan Stanley VIF Global Strategist Portfolio Class I	31,214		10.39	324,463	1.36		1.40		9.38
Morgan Stanley VIF Growth Portfolio Class I	57,077	70.83	92.32	4,227,812	0.00	1.35	1.40	114.29	114.40
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	11,778		33.50	394,509	2.52		1.40		-18.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,905		28.68	83,309	0.00		1.35		38.10
PIMCO Real Return Portfolio Administrative Class	6,898		23.17	159,800	1.43		1.35		10.22
PIMCO Short-Term Portfolio Administrative Class	2,375		12.63	29,985	1.26		1.35		0.87
PIMCO Total Return Portfolio Administrative Class	13,581		22.50	305,572	2.14		1.35		7.19
Pioneer Fund VCT Portfolio Class I	4,968		34.26	170,181	0.70		1.35		22.61
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,338		38.93	363,542	0.00		1.35		37.31
PVC Core Plus Bond Account Class 1	147,705		11.13	1,643,910	3.54		1.40		8.03
PVC Diversified International Account Class 1	406,300	2.81	10.06	1,497,277	2.34		1.40		14.55
PVC Equity Income Account Class 1	145,411	4.96	25.02	2,802,628	1.80		1.40		4.95
PVC Government & High Quality Bond Account Class 1	250,526	2.30	9.24	801,961	2.55		1.40		1.44
PVC Large Cap Growth Account I Class 1	721,468		15.35	11,071,214	0.02		1.40		34.31
PVC Principal Capital Appreciation Account Class 1	875,493	5.66	36.59	10,627,932	1.19		1.40		17.07
PVC SAM Balanced Portfolio Class 1	1,553,539	3.14	20.49	14,863,763	2.08		1.40		9.73
PVC SAM Conservative Balanced Portfolio Class 1	36,238	2.59	13.53	466,703	1.86		1.40		8.08
PVC SAM Conservative Growth Portfolio Class 1	1,717,351	3.28	22.83	15,713,813	1.69		1.40		11.38
PVC SAM Flexible Income Portfolio Class 1	186,291	2.46	14.62	1,686,241	2.75		1.40		5.78
PVC SAM Strategic Growth Portfolio Class 1	426,271	3.20	25.80	6,211,677	1.64		1.40		13.80
PVC Short-Term Income Account Class 1	184,677	1.87	8.28	394,527	2.07		1.40		1.93
PVC SmallCap Account Class 1	521,685	5.60	17.22	3,378,994	0.42		1.40		20.50
Putnam VT Focused International Equity Fund Class IB	7,880	14.54	20.71	145,985	0.16	1.15	1.50	8.42	8.80
Putnam VT International Value Fund Class IB	3,563		15.12	53,866	2.22		1.35		2.55
Putnam VT Large Cap Value Fund Class IB	16,098		23.52	378,684	1.56		1.35		4.38
Royce Small-Cap Portfolio Investment Class	3,927		29.18	114,586	0.86		0.40		-7.52
VALIC Company I Blue Chip Growth Fund	1,029		62.32	64,108	0.00		0.40		33.83
VALIC Company I Government Money Market I Fund	415,299	6.58	8.73	4,483,028	0.22	0.40	1.55	-1.32	-0.18
VALIC Company I Government Securities Fund	37,439	3.18	18.05	741,288	2.44	1.33	1.50	5.03	5.94
VALIC Company I Health Sciences Fund	1,656		97.91	162,123	0.00		0.40		29.08
VALIC Company I High Yield Bond Fund	2,484	27.32	27.88	68,618	6.76	1.40	1.50	5.13	5.24
VALIC Company I International Equities Index Fund	46,054	2.03	18.10	677,700	2.55	0.40	1.55	5.73	6.95
VALIC Company I Mid Cap Index Fund	20,923	31.92	54.26	958,448	1.37	0.40	1.40	11.72	12.85
VALIC Company I Mid Cap Value Fund	59,211	35.27	35.99	2,126,952	0.75	1.40	1.50	2.09	2.19
VALIC Company I Nasdaq-100 Index Fund	3,328	32.28	65.08	180,161	0.36	1.35	1.40	45.89	45.96
VALIC Company I Science & Technology Fund	8,603	26.42	27.58	277,251	0.00	1.35	1.50	54.47	54.72
VALIC Company I Small Cap Index Fund	4,466	31.91	37.87	150,934	1.31	1.35	1.40	17.82	17.88
VALIC Company I Stock Index Fund	249,914	13.72	36.59	19,381,129	1.95	0.40	1.55	16.17	17.52
VALIC Company I Systematic Core Fund	77,671	26.60	41.54	3,098,014	0.93	1.40	1.50	21.37	21.49
VALIC Company II Strategic Bond Fund	8,882	26.51	27.06	239,708	4.61	1.40	1.50	6.76	6.86

37

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	6,906		35.71	246,627	2.12		1.35		25.33
BNY Mellon IP MidCap Stock Portfolio Initial Shares	2,742		28.52	78,175	0.65		1.35		18.57
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	12,163		19.82	241,092	1.54		1.35		32.56
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	7,425		23.72	176,143	0.00		1.35		20.15
BNY Mellon VIF Quality Bond Portfolio Initial Shares	9,640		18.52	178,512	1.83		1.35		6.50
Fidelity VIP Asset Manager Portfolio Initial Class	41,770	5.61	13.80	420,274	2.80	1.40	1.55	16.43	16.61
Fidelity VIP Asset Manager Portfolio Service Class 2	3,650		18.72	68,335	1.65		1.35		16.43
Fidelity VIP Contrafund Portfolio Initial Class	45,532		29.80	1,356,645	0.34		1.40		29.75
Fidelity VIP Contrafund Portfolio Service Class 2	16,855		31.89	537,575	0.22		1.35		29.51
Fidelity VIP Equity-Income Portfolio Initial Class	51,908		18.14	941,790	1.52		1.40		25.67
Fidelity VIP Equity-Income Portfolio Service Class 2	12,607		23.43	295,354	1.77		1.35		25.40
Fidelity VIP Government Money Market Portfolio Initial Class	84,148	5.98	9.88	801,153	1.94		1.40		0.59
Fidelity VIP Growth Portfolio Initial Class	46,153		23.68	1,092,758	0.16		1.40		32.45
Fidelity VIP Growth Portfolio Service Class 2	15,949		21.48	342,589	0.06		1.35		32.18
Fidelity VIP High Income Portfolio Initial Class	7,321		10.70	78,344	4.20		1.40		13.51
Fidelity VIP Index 500 Portfolio Initial Class	89,618	8.47	22.81	1,954,901	2.71	1.40	1.55	29.33	29.52
Fidelity VIP Investment Grade Bond Portfolio Initial Class	16,754		11.58	194,009	2.25		1.40		8.14
Fidelity VIP Overseas Portfolio Initial Class	7,996		12.09	96,671	1.61		1.40		25.99
FTVIP Franklin Small-Mid Cap Growth VIP Fund Class 2	23,598		29.11	687,012	0.00		1.15		29.92
FTVIP Templeton Developing Markets VIP Fund Class 2	13,144	26.78	27.81	368,331	0.00	1.15	1.50	24.80	25.24
FTVIP Templeton Foreign VIP Fund Class 2	19,090	15.49	16.05	314,805	0.77	1.35	1.50	10.84	11.02
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,491		28.08	41,865	0.31		1.35		33.71
Invesco Comstock Fund Class A	24,210		74.43	1,701,999	2.22		0.75		24.41
Invesco Government Money Market Fund Class AX	5,044		9.65	34,936	2.05		0.75		0.96
Invesco High Yield Fund Class A	39,141		14.43	564,879	5.76		0.75		11.83
Invesco V.I. American Franchise Fund Series I	247,624	29.30	37.91	11,053,331	0.00	1.15	1.50	34.71	35.18
Invesco V.I. American Value Fund Series I	91,447		27.09	2,477,507	0.66		1.40		23.29
Invesco V.I. Capital Appreciation Fund Series I	72,314	30.88	30.93	2,298,166	0.00	1.40	1.50	34.16	34.29
Invesco V.I. Comstock Fund Series I	117,638		20.18	2,374,336	1.87		1.40		23.56
Invesco V.I. Core Equity Fund Series I	109,808	21.06	21.72	2,371,175	0.30	1.15	1.35	27.23	27.48
Invesco V.I. Core Plus Bond Fund Series I	13,586	15.46	15.73	211,312	0.00	1.40	1.50	9.40	9.51
Invesco V.I. Global Core Equity Fund Series I	75,603		11.69	883,588	1.41		1.40		23.46
Invesco V.I. Global Strategic Income Fund Series I	22,160	10.99	11.28	237,839	0.00	1.15	1.50	9.14	9.53
Invesco V.I. Government Securities Fund Series I	63,510	10.73	11.50	668,721	2.43	0.75	1.55	4.44	5.28
Invesco V.I. Growth and Income Fund Series I	297,662	24.58	35.52	7,409,914	1.82	1.25	1.40	23.45	23.64
Invesco V.I. High Yield Fund Series I	25,944	13.70	13.76	355,644	5.36	1.35	1.40	11.93	11.99
Invesco V.I. International Growth Fund Series I	50,405	22.75	23.29	1,169,547	0.41	1.15	1.35	26.85	27.09
Invesco V.I. Main Street Fund Series I	129,386	25.74	28.62	3,691,006	0.00	1.40	1.50	30.10	30.23
Invesco V.I. Main Street Small Cap Fund Series I	18,667	43.69	49.37	893,356	0.00	1.40	1.50	24.58	24.70
Janus Henderson Enterprise Portfolio Service Shares	5,363		22.51	120,742	0.05		1.35		33.34
Janus Henderson Global Research Portfolio Service Shares	3,503		13.13	46,001	0.89		1.35		26.99
Janus Henderson Overseas Portfolio Service Shares	22,466	15.32	15.51	358,361	1.47	1.35	1.50	24.81	25.01
Janus Henderson Research Portfolio Service Shares	13,669	18.22	18.57	255,979	0.11	1.40	1.50	33.20	33.33
JPMorgan Insurance Trust Core Bond Portfolio Class 1	168,168		21.44	3,606,031	0.00		1.15		6.93
JPMorgan Insurance Trust Mid Cap Value Portfolio Class 1	36,187		48.85	1,767,700	0.00		1.15		25.30
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,099		27.66	58,051	0.42		1.35		22.91
JPMorgan Insurance Trust U.S. Equity Portfolio Class 1	80,319		28.79	2,312,619	0.00		1.15		30.24
MFS VIT Growth Series Initial Class	55,704	26.22	33.73	1,604,619	0.00	1.35	1.40	36.23	36.30
MFS VIT Investors Trust Series Initial Class	23,086		19.36	447,006	0.00		1.40		29.75
MFS VIT New Discovery Series Initial Class	3,618		29.74	107,598	0.00		1.35		39.80
MFS VIT Research Series Initial Class	41,108	20.12	22.78	832,671	0.08	1.35	1.40	31.10	31.16
MFS VIT Total Return Series Initial Class	48,534		17.30	839,757	0.00		1.40		18.71
MFS VIT Utilities Series Initial Class	27,268		32.34	881,792	0.00		1.40		23.33
MFS VIT II Core Equity Portfolio Initial Class	101,834	16.18	16.27	1,913,191	0.13	1.35	1.50	31.20	31.41
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	65,398		11.08	724,364	3.97		1.40		9.34
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	69,735		12.73	887,942	1.05		1.40		17.92
Morgan Stanley VIF Global Strategist Portfolio Class I	37,928		9.50	360,462	1.81		1.40		16.13
Morgan Stanley VIF Growth Portfolio Class I	150,313	33.05	43.06	5,063,749	0.00	1.35	1.40	29.97	30.04
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	14,896		40.85	608,530	2.00		1.40		17.28
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,086		20.77	64,090	0.00		1.35		30.97
PIMCO Real Return Portfolio Administrative Class	6,945		21.02	145,981	1.64		1.35		6.98
PIMCO Short-Term Portfolio Administrative Class	2,882		12.52	36,078	2.37		1.35		1.42
PIMCO Total Return Portfolio Administrative Class	13,747		20.99	288,551	3.01		1.35		6.90
Pioneer Fund VCT Portfolio Class I	6,270		27.94	175,185	1.03		1.35		29.57
Pioneer Select Mid Cap Growth VCT Portfolio Class I	9,718		28.36	275,568	0.00		1.35		31.30
PVC Core Plus Bond Account Class 1	161,541		10.30	1,664,281	3.16		1.40		3.03

38

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Diversified International Account Class 1	442,783	2.45	8.78	1,399,491	1.60		1.40		20.98
PVC Equity Income Account Class 1	171,793	4.72	23.84	3,122,761	1.94		1.40		27.29
PVC Government & High Quality Bond Account Class 1	276,611	2.26	9.11	863,559	2.62		1.40		4.97
PVC Large Cap Growth Account I Class 1	772,369		11.43	8,824,837	0.05		1.40		14.26
PVC Principal Capital Appreciation Account Class 1	942,784	4.83	31.25	9,661,187	1.67		1.40		30.64
PVC SAM Balanced Portfolio Class 1	1,677,456	2.86	18.67	15,074,931	2.65		1.40		18.34
PVC SAM Conservative Balanced Portfolio Class 1	132,156	2.40	12.52	812,024	2.75		1.40		14.27
PVC SAM Conservative Growth Portfolio Class 1	1,857,146	2.94	20.50	15,594,335	1.87		1.40		22.33
PVC SAM Flexible Income Portfolio Class 1	208,859	2.32	13.82	1,830,818	3.65		1.40		11.67
PVC SAM Strategic Growth Portfolio Class 1	486,536	2.81	22.67	6,579,636	1.53		1.40		25.67
PVC Short-Term Income Account Class 1	208,804	1.83	8.12	435,038	2.32		1.40		3.24
PVC SmallCap Account Class 1	558,388	4.65	14.29	2,980,208	0.34		1.40		25.63
Putnam VT Focused International Equity Fund Class IB	7,423	13.41	19.04	125,086	0.00	1.15	1.50	24.70	25.14
Putnam VT International Value Fund Class IB	3,908		14.74	57,614	2.67		1.35		18.61
Putnam VT Large Cap Value Fund Class IB	17,327		22.54	390,466	2.06		1.35		28.66
Royce Small-Cap Portfolio Investment Class	3,927		31.55	123,907	0.70		0.40		18.19
VALIC Company I Blue Chip Growth Fund	1,029		46.57	47,901	0.00		0.40		29.32
VALIC Company I Government Money Market I Fund	428,901	6.59	8.85	4,661,466	0.74	0.40	1.55	0.11	1.27
VALIC Company I Government Securities Fund	41,285	3.01	17.18	754,159	0.00	1.33	1.50	4.90	5.80
VALIC Company I Health Sciences Fund	1,656		75.85	125,593	0.00		0.40		28.33
VALIC Company I High Yield Bond Fund	2,546	25.98	26.49	66,848	0.00	1.40	1.50	13.25	13.36
VALIC Company I International Equities Index Fund	51,907	1.92	16.93	746,556	1.34	0.40	1.55	19.43	20.81
VALIC Company I Mid Cap Index Fund	24,135	28.57	48.08	1,011,200	1.34	0.40	1.40	23.96	25.21
VALIC Company I Mid Cap Value Fund	59,641	34.55	35.22	2,098,633	0.00	1.40	1.50	28.19	28.32
VALIC Company I Nasdaq-100 Index Fund	1,777	22.11	44.61	51,074	0.40	1.35	1.40	36.74	36.81
VALIC Company I Science & Technology Fund	8,743	17.08	17.86	181,822	0.00	1.35	1.50	37.38	37.60
VALIC Company I Small Cap Index Fund	4,217	27.08	32.13	122,050	1.32	1.35	1.40	23.41	23.47
VALIC Company I Stock Index Fund	305,788	11.81	31.14	19,116,831	0.16	0.40	1.55	29.08	30.57
VALIC Company I Systematic Core Fund	87,814	21.91	34.19	2,903,156	0.00	1.40	1.50	28.68	28.81
VALIC Company II Strategic Bond Fund	9,114	24.84	25.32	230,158	0.00	1.40	1.50	9.69	9.80

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	8,175		28.50	232,954	1.57		1.35		-10.38
BNY Mellon IP MidCap Stock Portfolio Initial Shares	3,156		24.05	75,904	0.47		1.35		-16.63
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	13,554		14.95	202,678	1.85		1.35		-5.69
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	8,517		19.74	168,169	0.00		1.35		-20.17
BNY Mellon VIF Quality Bond Portfolio Initial Shares	11,189		17.39	194,558	2.75		1.35		-3.86
Fidelity VIP Asset Manager Portfolio Initial Class	19,081		4.81	91,860	1.30		1.55		-6.81
Fidelity VIP Asset Manager Portfolio Service Class 2	3,654		16.08	58,757	1.55		1.35		-6.89
Fidelity VIP Contrafund Portfolio Service Class 2	18,081		24.63	445,261	0.46		1.35		-7.90
Fidelity VIP Equity-Income Portfolio Service Class 2	15,331		18.68	286,426	2.05		1.35		-9.77
Fidelity VIP Government Money Market Portfolio Initial Class	79,084		9.83	777,000	1.62		1.40		0.23
Fidelity VIP Growth Portfolio Service Class 2	18,789		16.25	305,329	0.04		1.35		-1.77
Fidelity VIP Index 500 Portfolio Initial Class	6,229		6.55	40,773	1.98		1.55		-5.97
FTVIP Templeton Foreign VIP Fund Class 2	6,928		13.95	96,636	2.81		1.35		-16.58
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,495		21.00	31,397	0.49		1.35		-2.37
Invesco Comstock Fund Class A	24,441		59.83	1,462,280	1.56		0.75		-12.90
Invesco Government Money Market Fund Class AX	5,516		9.56	52,719	1.29		0.75		0.54
Invesco High Yield Fund Class A	39,254		12.90	506,553	5.16		0.75		-4.03
Invesco V.I. American Franchise Fund Series I	120,607	26.56	38.42	3,896,972	0.00	1.25	1.40	-4.97	-4.83
Invesco V.I. American Value Fund Series I	113,820		21.97	2,501,195	0.51		1.40		-13.87
Invesco V.I. Comstock Fund Series I	145,724		16.34	2,380,402	1.80		1.40		-13.39
Invesco V.I. Core Equity Fund Series I	23,750		16.55	393,101	0.94		1.35		-10.62
Invesco V.I. Global Core Equity Fund Series I	83,819		9.47	793,492	1.10		1.40		-16.50
Invesco V.I. Government Securities Fund Series I	74,980	10.27	10.93	783,279	2.08	0.75	1.55	-1.00	-0.20
Invesco V.I. Growth and Income Fund Series I	340,206	19.91	28.73	6,851,644	2.12	1.25	1.40	-14.59	-14.46
Invesco V.I. High Yield Fund Series I	36,010	12.24	12.28	440,882	4.85	1.35	1.40	-4.70	-4.66
Invesco V.I. International Growth Fund Series I	8,986		17.93	161,151	2.11		1.35		-16.12
Janus Henderson Enterprise Portfolio Service Shares	5,571		16.88	94,060	0.12		1.35		-2.00
Janus Henderson Global Research Portfolio Service Shares	3,507		10.34	36,270	1.05		1.35		-8.34
Janus Henderson Overseas Portfolio Service Shares	3,477		12.26	42,620	1.94		1.35		-16.28

39

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31, 2018
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,163		22.51	48,670	0.46		1.35		-13.12
MFS VIT Growth Series Initial Class	23,117		24.75	572,074	0.10		1.35		1.28
MFS VIT New Discovery Series Initial Class	4,000		21.27	85,088	0.00		1.35		-2.80
MFS VIT Research Series Initial Class	2,116		17.36	36,735	0.79		1.35		-5.66
MFS VIT II Core Equity Portfolio Initial Class	10,848		12.38	134,279	0.73		1.35		-5.13
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	74,641		10.13	756,126	2.46		1.40		-2.04
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	73,189		10.80	790,271	0.48		1.40		-18.62
Morgan Stanley VIF Global Strategist Portfolio Class I	42,994		8.18	351,847	1.08		1.40		-7.81
Morgan Stanley VIF Growth Portfolio Class I	156,143	25.43	33.11	4,049,272	0.00	1.35	1.40	6.04	6.09
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	15,854		34.83	552,235	2.85		1.40		-9.01
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,647		15.86	57,832	0.00		1.35		-7.67
PIMCO Real Return Portfolio Administrative Class	9,397		19.65	184,618	2.47		1.35		-3.53
PIMCO Short-Term Portfolio Administrative Class	3,158		12.34	38,984	2.11		1.35		0.16
PIMCO Total Return Portfolio Administrative Class	14,589		19.63	286,461	2.51		1.35		-1.88
Pioneer Fund VCT Portfolio Class I	6,673		21.56	143,894	1.19		1.35		-2.84
Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,326		21.60	222,998	0.00		1.35		-7.74
PVC Diversified International Account Class 1	509,962	2.03	7.26	1,301,900	2.24		1.40		-18.69
PVC Equity Income Account Class 1	183,011	3.71	18.73	2,608,503	2.02		1.40		-6.34
PVC Government & High Quality Bond Account Class 1	326,630	2.16	8.68	952,290	3.69		1.40		-0.50
PVC Principal Capital Appreciation Account Class 1	1,044,390	3.70	23.92	8,151,314	1.19		1.40		-4.76
PVC SAM Balanced Portfolio Class 1	1,796,193	2.42	15.78	14,429,182	3.11		1.40		-6.37
PVC SAM Conservative Balanced Portfolio Class 1	182,812	2.10	10.95	835,612	3.69		1.40		-4.84
PVC SAM Conservative Growth Portfolio Class 1	1,944,087	2.40	16.76	13,733,373	2.87		1.40		-7.93
PVC SAM Flexible Income Portfolio Class 1	234,590	2.08	12.37	1,890,232	4.12		1.40		-3.34
PVC SAM Strategic Growth Portfolio Class 1	514,199	2.24	18.04	5,734,549	2.66		1.40		-9.88
PVC Short-Term Income Account Class 1	287,957	1.77	7.87	568,235	2.15		1.40	-0.40	-0.39
PVC SmallCap Account Class 1	599,518	3.70	11.38	2,529,021	0.34		1.40		-12.14
Putnam VT International Value Fund Class IB	4,059		12.43	50,456	2.19		1.35		-18.73
Putnam VT Large Cap Value Fund Class IB	18,489		17.52	323,861	0.72		1.35		-9.72
Royce Small-Cap Portfolio Investment Class	3,927		26.70	104,835	0.07		0.40		-8.71
VALIC Company I Blue Chip Growth Fund	1,029		36.01	37,042	0.07		0.40		1.56
VALIC Company I Government Money Market I Fund	124,756	6.51	8.84	1,149,822	1.08	0.40	1.55	-0.25	0.91
VALIC Company I Health Sciences Fund	1,656		59.10	97,868	0.00		0.40		0.56
VALIC Company I International Equities Index Fund	18,984	1.60	14.01	165,942	2.09	0.40	1.55	-15.08	-14.09
VALIC Company I Mid Cap Index Fund	26,704	23.05	38.40	912,695	1.13	0.40	1.40	-12.67	-11.79
VALIC Company I Nasdaq-100 Index Fund	1,995	16.16	32.62	40,877	0.56	1.35	1.40	-2.02	-1.97
VALIC Company I Science & Technology Fund	2,341	12.41	30.79	41,211	0.00	1.35	1.40	-2.84	-2.79
VALIC Company I Small Cap Index Fund	5,811	21.94	22.25	134,751	1.06	1.25	1.40	-12.47	-12.34
VALIC Company I Stock Index Fund	48,734	9.15	23.85	947,006	2.11	0.40	1.55	-6.19	-5.10

	December 31, 2017				For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Century VP Value Fund Class I	10,247		31.80	325,809	1.64		1.35		7.29
BNY Mellon IP MidCap Stock Portfolio Initial Shares	5,605		28.85	161,691	1.03		1.35		13.83
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Initial Shares	14,058		15.86	222,914	1.17		1.35		13.79
BNY Mellon VIF Opportunistic Small Cap Portfolio Initial Shares	10,744		24.73	265,739	0.00		1.35		23.01
BNY Mellon VIF Quality Bond Portfolio Initial Shares	12,462		18.09	225,384	2.11		1.35		3.10
Fidelity VIP Asset Manager Portfolio Initial Class	33,392		5.17	172,512	1.91		1.55		12.35
Fidelity VIP Asset Manager Portfolio Service Class 2	3,658		17.27	63,175	1.63		1.35		12.22
Fidelity VIP Contrafund Portfolio Service Class 2	20,444		26.74	546,647	0.80		1.35		19.96
Fidelity VIP Equity-Income Portfolio Service Class 2	17,538		20.71	363,144	1.49		1.35		11.14
Fidelity VIP Government Money Market Portfolio Initial Class	85,251		9.80	835,666	0.66		1.40		-0.72
Fidelity VIP Growth Portfolio Service Class 2	23,981		16.54	396,747	0.08		1.35		33.01
Fidelity VIP Index 500 Portfolio Initial Class	6,234		6.96	43,396	1.82		1.55		19.85
FTVIP Templeton Foreign VIP Fund Class 2	7,194		16.72	120,302	2.55		1.35		15.13
Goldman Sachs VIT Strategic Growth Fund Institutional Shares	1,499		21.51	32,256	0.53		1.35		28.91
Invesco Comstock Fund Class A	24,828		68.69	1,705,299	1.48		0.75		16.89
Invesco Government Money Market Fund Class AX	5,516		9.51	52,435	0.29		0.75		-0.46
Invesco High Yield Fund Class A	39,254		13.45	527,819	4.85		0.75		5.53
Invesco V.I. American Franchise Fund Series I	130,085	27.95	40.37	4,415,148	0.09	1.25	1.40	25.58	25.76
Invesco V.I. American Value Fund Series I	127,477		25.51	3,252,404	0.74		1.40		8.44
Invesco V.I. Comstock Fund Series I	155,340		18.86	2,929,833	2.04		1.40		16.22
Invesco V.I. Core Equity Fund Series I	24,750		18.52	458,304	1.03		1.35		11.66

40

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)(f)		Net	Income	Ratio (%)(d)(f)		Return (%)(e)(f)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Global Core Equity Fund Series I	93,728		11.34	1,062,643	1.13		1.40		21.20
Invesco V.I. Government Securities Fund Series I	92,269	10.38	10.95	970,785	2.08	0.75	1.55	0.39	1.20
Invesco V.I. Growth and Income Fund Series I	382,895	23.32	33.59	9,022,209	1.47	1.25	1.40	12.73	12.90
Invesco V.I. High Yield Fund Series I	41,695	12.84	12.88	535,766	4.01	1.35	1.40	4.83	4.88
Invesco V.I. International Growth Fund Series I	9,420		21.38	201,400	1.46		1.35		21.36
Janus Henderson Enterprise Portfolio Service Shares	5,723		17.23	98,602	0.17		1.35		25.39
Janus Henderson Global Research Portfolio Service Shares	3,528		11.28	39,801	0.67		1.35		24.99
Janus Henderson Overseas Portfolio Service Shares	5,639		14.64	82,562	1.62		1.35		29.06
JPMorgan Insurance Trust Small Cap Core Portfolio Class 1	2,881		25.90	74,616	0.32		1.35		13.69
MFS VIT Growth Series Initial Class	24,988		24.43	610,523	0.11		1.35		29.65
MFS VIT New Discovery Series Initial Class	4,129		21.89	90,372	0.00		1.35		24.96
MFS VIT Research Series Initial Class	1,917		18.41	35,293	1.24		1.35		21.72
MFS VIT II Core Equity Portfolio Initial Class	11,646		13.05	151,946	0.97		1.35		23.16
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I	83,852		10.34	867,131	3.67		1.40		4.77
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I	70,797		13.27	939,367	0.68		1.40		33.19
Morgan Stanley VIF Global Strategist Portfolio Class I	53,658		8.88	476,321	1.12		1.40		14.50
Morgan Stanley VIF Growth Portfolio Class I	163,763	23.98	31.21	4,013,891	0.00	1.35	1.40	41.16	41.23
Morgan Stanley VIF U.S. Real Estate Portfolio Class I	17,312		38.28	662,698	1.68		1.40		1.68
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,912		17.17	67,189	0.00		1.35		23.61
PIMCO Real Return Portfolio Administrative Class	9,834		20.37	200,279	2.33		1.35		2.27
PIMCO Short-Term Portfolio Administrative Class	3,254		12.32	40,102	1.39		1.35		1.03
PIMCO Total Return Portfolio Administrative Class	14,944		20.01	299,048	2.02		1.35		3.51
Pioneer Fund VCT Portfolio Class I	6,869		22.19	152,435	1.19		1.35		20.09
Pioneer Select Mid Cap Growth VCT Portfolio Class I	10,609		23.41	248,342	0.08		1.35		28.29
PVC Diversified International Account Class 1	552,994	2.50	8.93	1,733,485	1.89		1.40		27.27
PVC Equity Income Account Class 1	204,516	3.96	20.00	3,109,910	2.21		1.40		19.40
PVC Government & High Quality Bond Account Class 1	414,328	2.17	8.72	1,230,075	3.95		1.40	0.46	0.47
PVC Principal Capital Appreciation Account Class 1	1,184,344	3.88	25.12	9,819,339	1.22		1.40		19.08
PVC SAM Balanced Portfolio Class 1	2,093,858	2.58	16.85	17,516,390	2.13		1.40		13.61
PVC SAM Conservative Balanced Portfolio Class 1	187,355	2.21	11.51	930,417	2.90		1.40		9.91
PVC SAM Conservative Growth Portfolio Class 1	2,080,499	2.61	18.20	16,787,658	1.54		1.40		18.12
PVC SAM Flexible Income Portfolio Class 1	286,658	2.15	12.80	2,504,356	3.65		1.40		6.91
PVC SAM Strategic Growth Portfolio Class 1	631,500	2.48	20.02	8,363,267	1.39		1.40		20.53
PVC Short-Term Income Account Class 1	324,486	1.78	7.90	639,291	1.91		1.40		0.97
PVC SmallCap Account Class 1	645,818	4.21	12.95	3,082,981	0.36		1.40		11.30
Putnam VT International Value Fund Class IB	4,403		15.30	67,338	1.48		1.35		23.03
Putnam VT Large Cap Value Fund Class IB	19,216		19.40	372,839	0.00		1.35		12.24
Royce Small-Cap Portfolio Investment Class	86,783		29.24	2,537,844	0.93		0.40		4.96
VALIC Company I Blue Chip Growth Fund	1,029		35.46	36,474	0.00		0.40		35.67
VALIC Company I Government Money Market I Fund	215,001	6.45	8.86	1,761,914	0.38	0.40	1.55	-1.16	-0.02
VALIC Company I Health Sciences Fund	1,656		58.77	97,322	0.00		0.40		27.15
VALIC Company I International Equities Index Fund	19,313	1.89	16.31	198,658	2.71	0.40	1.55	22.44	23.86
VALIC Company I Mid Cap Index Fund	26,514	26.39	43.53	1,069,113	1.13	0.40	1.40	14.30	15.45
VALIC Company I Nasdaq-100 Index Fund	2,435	16.49	33.29	48,966	0.73	1.35	1.40	30.46	30.52
VALIC Company I Science & Technology Fund	2,618	12.77	31.69	45,953	0.00	1.35	1.40	39.32	39.39
VALIC Company I Small Cap Index Fund	7,112	25.07	25.38	189,432	1.13	1.25	1.40	12.79	12.96
VALIC Company I Stock Index Fund	78,471	9.76	25.13	1,737,057	1.49	0.40	1.55	19.55	20.93

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to the contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

41

SEPARATE ACCOUNT D

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

(f)	A blank in the lowest unit value, lowest expense ratio and lowest total return columns indicates that the lowest value is the same as the highest value.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

42

American General Life Insurance Company

(An indirect wholly owned subsidiary of American International Group, Inc.)

Statutory Financial Statements and

Supplemental Information and

Report of Independent Auditors

At December 31, 2021 and 2020 and for each

of the three years ended December 31, 2021

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	80
Supplemental Investment Risks Interrogatories	82
Supplemental Summary Investment Schedule	88
Supplemental Schedule of Reinsurance Disclosures	89

Report of Independent Auditors

To the Board of Directors and Shareholder of American General Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, Texas 77002-5021

T: (713) 356 4000, www.pwc.com/us

Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental schedule of assets and liabilities, supplemental investment risk interrogatories, supplemental summary investment schedule and supplemental schedule of reinsurance disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 25, 2022

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	As of December 31,

(in millions)	2021	2020

Admitted assets

Cash and invested assets

Bonds	$107,774	$105,020

Preferred stock	91	85

Common stock	1,144	1,019

Cash, cash equivalents and short-term investments	802	1,059

Mortgage loans	22,276	21,378

Real estate	9	9

Contract loans	1,164	1,235

Derivatives	1,082	975

Securities lending reinvested collateral assets	1,727	1,692

Derivative cash collateral	36	14

Other invested assets	6,681	5,441

Total cash and invested assets	142,786	137,927

Amounts recoverable from reinsurers	338	364

Amounts receivable under reinsurance contracts	272	294

Deferred tax asset	854	759

Due and accrued investment income	1,029	1,412

Premiums due, deferred and uncollected	152	234

Receivables from affiliates	136	124

Other assets	1,239	980

Separate account assets	70,298	63,095

Total admitted assets	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	As of December 31,

(in millions, except per share data)	2021	2020

Liabilities

Policy reserves and contractual liabilities

Life, annuity and modco reserves	$104,080	$101,264

Liabilities for deposit-type contracts	12,327	13,034

Accident and health reserves	736	756

Premiums received in advance	9	9

Policy and contract claims	752	728

Policyholder dividends	14	16

Total policy reserves and contractual liabilities	117,918	115,807

Payable to affiliates	333	250

Interest maintenance reserve	2,232	2,002

Federal income taxes payable	201	3

Derivatives	223	238

Payable for securities lending	2,426	1,679

Repurchase agreements	120	119

Collateral for derivatives program	494	619

Funds held under coinsurance	11,690	11,517

Accrued expenses and other liabilities	2,230	1,638

Net transfers from separate accounts due or accrued	(1,895)	(1,385)

Asset valuation reserve	2,302	2,096

Separate account liabilities	70,298	63,095

Total liabilities	208,572	197,678

Commitments and contingencies (see Note 20)

Capital and surplus

Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6

Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1

Gross paid-in and contributed surplus	3,510	3,510

Special surplus funds	126	(128)

Unassigned surplus	4,889	4,122

Total capital and surplus	8,532	7,511

Total liabilities and capital and surplus	$217,104	$205,189

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,

(in millions)	2021	2020	2019

Revenues

Premiums and annuity considerations	$15,409	$10,941	$14,330

Net investment income	7,503	6,035	6,103

Amortization of interest maintenance reserve	162	151	123

Reserve adjustments on reinsurance ceded	(2,273)	(2,069)	(2,360)

Commissions and expense allowances	703	646	730

Separate account fees	1,845	1,422	1,297

Other income	578	503	429

Total revenues	23,927	17,629	20,652

Benefits and expenses

Death benefits	736	811	547

Annuity benefits	2,806	2,563	2,515

Surrender benefits	8,453	6,857	7,303

Other benefits	668	668	643

Change in reserves	2,729	3,672	6,086

Commissions	1,099	962	1,143

General insurance expenses	978	928	913

Net transfers to (from) separate accounts	1,682	273	(192)

Other expenses	704	602	694

Total benefits and expenses	19,855	17,336	19,652

Net gain from operations before dividends to policyholders and federal income taxes	4,072	293	1,000

Dividends to policyholders	1	3	4

Net gain from operations after dividends to policyholders and before federal income taxes	4,071	290	996

Federal income tax expense (excluding tax on capital gains)	1,422	961	760

Net gain (loss) from operations	2,649	(671)	236

Net realized capital (losses) gains, net of tax	(405)	640	(144)

Net income (losses)	$2,244	$(31)	$92

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common & Preferred Stock	Gross Paid- In and Contributed Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance, January 1, 2019	$7	$3,510	$-	$2,834	$6,351

Net income	-	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	207	207
Change in deferred tax	-	-	-	901	901
Change in non-admitted assets	-	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	-	22	22
Change in asset valuation reserve	-	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	-	162	162
Other changes in surplus in separate accounts	-	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	-	(318)	(318)
Dividends to parent recorded as return of capital	-	-	-	(12)	(12)
Dividends to Parent	-	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	-	(206)	(206)
Other changes	-	-	-	284	284

Balance, December 31, 2019	$7	$3,510	$-	$2,772	$6,289

Net loss	-	-	-	(31)	(31)
Change in net unrealized capital gains (losses)	-	-	-	155	155
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	351	351
Change in deferred tax	-	-	-	850	850
Change in non-admitted assets	-	-	-	(643)	(643)
Change in reserve on account of change in valuation basis	-	-	-	47	47
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in surplus from separate accounts	-	-	-	204	204
Other changes in surplus in separate accounts	-	-	-	(204)	(204)
Change in surplus as a result of reinsurance	-	-	-	(5)	(5)
Prior period corrections (see Note 2)	-	-	-	31	31
Reinsurance permitted practice	-	-	-	353	353
Other changes	-	-	(128)	381	253

Balance, December 31, 2020	$7	$3,510	$(128)	$4,122	$7,511

Net income	-	-	-	2,244	2,244
Change in net unrealized capital gains (losses)	-	-	-	206	206
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(267)	(267)
Change in deferred tax	-	-	-	853	853
Change in non-admitted assets	-	-	-	(587)	(587)
Change in asset valuation reserve	-	-	-	(205)	(205)
Change in surplus from separate accounts	-	-	-	450	450
Other changes in surplus in separate accounts	-	-	-	(450)	(450)
Change in surplus as a result of reinsurance	-	-	-	(2)	(2)
Dividends to Parent	-	-	-	(1,045)	(1,045)
Prior period corrections (see Note 2)	-	-	-	(161)	(161)
Reinsurance permitted practice	-	-	-	(30)	(30)
Other changes	-	-	254	(239)	15

Balance, December 31, 2021	$7	$3,510	$126	$4,889	$8,532

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,

(in millions)	2021	2020	2019

Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$13,618	$10,930	$14,286
Net investment income collected	6,966	5,508	5,563
Other income	851	298	(65)

Total revenue received	21,435	16,736	19,784
Benefits paid	12,474	10,280	11,381
Net transfers to separate accounts	2,192	56	17
Commissions and expenses paid	2,129	1,984	3,278
Dividends paid to policyholders	4	3	2
Federal income taxes paid	1,227	1,207	681

Total benefits and expenses paid	18,026	13,530	15,359

Net cash provided by operations	3,409	3,206	4,425

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	23,554	20,811	20,870
Stocks	233	306	148
Mortgage loans	3,082	2,882	2,040
Real estate	-	168	38
Other invested assets	2,057	1,429	2,245
Derivatives, net	-	1,576	2,005
Miscellaneous proceeds	421	256	100

Total proceeds from investments sold, matured or repaid	29,347	27,428	27,446
Cost of investments acquired:
Bonds	24,029	26,051	24,100
Stocks	643	451	489
Mortgage loans	4,066	2,752	4,459
Real estate	1	12	35
Other invested assets	2,496	1,537	2,500
Derivatives, net	407	-	-
Securities lending reinvested collateral assets	35	409	931

Miscellaneous purchases	127	200	9

Total cost of investments acquired	31,804	31,412	32,523

Net adjustment in contract loans	(69)	(26)	(40)

Net cash (used in) investing activities	(2,388)	(3,958)	(5,037)

Cash from financing and miscellaneous sources
Cash provided (applied):
Net (withdrawals from) deposits on deposit-type contracts	(707)	995	(393)
Dividends to Parent	(750)	-	(890)
Change in securities lending	747	227	1,005
Other, net	(568)	143	(211)

Net cash (used in) provided by financing and miscellaneous activities	(1,278)	1,365	(489)
Net increase (decrease) in cash, cash equivalents and short-term investments	(257)	613	(1,101)
Cash, cash equivalents and short-term investments at beginning of year	1,059	446	1,547

Cash, cash equivalents and short-term investments at end of year	$802	$1,059	$446

Non-cash activities, excluded from above:
Non-cash pension risk transfer premiums	$1,809	$-	$-
Non-cash Fortitude Re settlement	448	-	-
Settlement of non-cash dividends payable	295	-	-
Non-cash transfer from other invested assets to mortgage loans	154	31	5
Non-cash transfer from mortgage loans to other invested assets	-	179	-
Non-cash transfer from common stocks to other invested assets	-	111	-
Non-cash transfer from other invested assets to bonds	-	59	-
Non-cash transfer from other invested assets to common stocks	34	47	57
Non-cash transfer from common stocks to bonds	-	-	22

See accompanying Notes to Statutory Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is a wholly owned subsidiary of AIG Life Holdings, Inc. (AIG Life Holdings). AIG Life Holdings is wholly owned by Corebridge Financial Inc. (Corebridge), formerly SAFG Retirement Services, Inc (SAFG), which is a direct subsidiary of American International Group, Inc. (AIG). AIG is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in approximately 70 countries and jurisdictions. The term “AIG” means American International Group, Inc. and not any of AIG’s consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL’s primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company’s asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance. On January 2, 2020, the Company entered in a sales/leaseback transaction on the above mentioned properties, therefore the prescribed accounting practice no longer applies for 2020. Please refer to note 21 for further detail.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL’s surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL’s hedging instruments (swaps and swaptions) increased AGL’s surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL began prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the “XoL Agreement”) for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Effective October 1, 2020 and subsequent reporting periods through September 30, 2023, this permitted practice was expanded to similarly recognize an additional admitted asset related to the notional value of coverage defined in a separate excess of loss agreement. This additional reinsurance agreement has a 25 year term and provides coverage to AGL for aggregate excess of loss claims associated with guaranteed minimum withdrawal benefits on a block of fixed index annuities generally issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). In addition, effective December 31, 2020, this expanded permitted practice also extended the term of the permitted practice for Block 1 from September 30, 2020 to September 30, 2023. The reinsurance agreement covering contracts in Block 1 was also amended to conform certain provisions to be consistent with the Block 2 reinsurance agreement. These assets are approximately $584 million in total as of December 31, 2021 and are reported in Other assets on the balance sheet. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

			December 31,

(in millions)	SSAP	#	2021	2020	2019

NET INCOME

State basis			$2,244	$(31)	$92

State permitted practices that increase (decrease) NAIC SAP:
State prescribed practices that increase (decrease) NAIC SAP			-	-	-

Net income (loss), NAIC SAP			$2,244	$(31)	$92

SURPLUS

State basis			$8,532	$7,511	$6,289
State permitted practices that increase (decrease) NAIC SAP:
XoL reinsurance agreement	4		(584)	(614)	(284)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R		-	-	(24)

Statutory capital and surplus, NAIC SAP			$7,948	$6,897	$5,981

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL’s risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Reference to “non-rated residual tranches or interests” intends to capture securitization tranches, beneficial interests, interests of structured finance investments, as well as other structures captured in scope of this statement, that reflect loss layers without contractual interest or principal payments. Payments to holders of these investments occur after contractual interest and principal payments have been made to other tranches or interests and are based on the remaining available funds. Although payments to holders can occur throughout an investment’s duration (and not just at maturity), such instances still reflect the residual amount permitted to be distributed after other holders have received contractual interest and principal payments.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. NAIC designations are determined through a financial modeling process conducted by BlackRock, direct analysis via the NAIC’s IAO or other protocols prescribed by the NAIC including internal assignment of Z, 5GI or 6*. Residual tranches, as defined in SSAP 43R, are reported as NAIC 6*.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Redeemable preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other redeemable preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Perpetual preferred stocks shall be valued at fair value, not to exceed any currently effective call price. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which audited U.S. GAAP financial statements are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage and mezzanine real estate loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Statement of Statutory Accounting Principles (SSAP) 108, Derivatives Hedging Variable Annuity Guarantees, was used as allowed in 2021 and 2020. SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity.

Hedge accounting was not used for any derivative instruments in 2021 or 2020.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets were $4.6 billion and $4.0 billion at December 31, 2021 and 2020, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020 and subsequent years, and under Actuarial Guideline 43 (AG 43) for prior years. Reserves for variable universal life accounts are provided in accordance with subsection 20 of the Valuation Manual (“VM-20”) for new business issued in 2020, and in accordance with the Commissioners’ Reserve Valuation Method (CRVM) for policies issued prior to 2020.

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $397 million at December 31, 2021.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder’s beneficiary will receive the greater of (1) the contractholder’s account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements for 2020 and subsequent years are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Prior to 2020, AG 43 required the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves were derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and were based on prudent estimate assumptions. In addition, a deterministic valuation was also performed using assumptions prescribed in AG 43. The greater of these two reserve balances was the AG 43 reserve. However, the Company was previously holding reserves at the C3 Phase II Total Asset Requirement level, which was higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company’s underwriters at issue.

The Company had $54.0 billion of insurance in-force and $1.4 billion of reserves as of December 31, 2021, and $75.8 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2020, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company’s business.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Substantive changes were made to SSAP 32R, Preferred Stocks effective January 1, 2021, that required all perpetual preferred stocks to be reported at fair value. Prior to this change, perpetual preferred stocks with NAIC designations of “1” through “3” were carried at amortized cost. All other perpetual preferred stocks were stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus.

Accounting Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Method (“CRVM”). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Reserves for Variable Requirements for Principle-Based Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $47 million.

SSAP 108

The Company adopted Statement of Statutory Accounting Principles (“SSAP”) 108, Derivatives Hedging Variable Annuity Guarantees, on January 1, 2020. The adoption of SSAP 108 coincided with the implementation of the related reserve guidance in VM-21 described above. The TDI approved, in December 2019, AGL’s plan to transition from a permitted practice to SSAP 86 in 2019 and from SSAP 86 to SSAP 108 in January 2020. The adoption of SSAP 86 was accounted for as a change in accounting principle as of the beginning of the previous year (i.e., January 1, 2019).

SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. Accordingly, the statutory accounting guidance in this standard is considered a special accounting provision, only permitted if all the components in the standard are met. Prior to implementing a hedging program for application within the scope of this standard, a reporting entity must obtain explicit approval from its domiciliary state commissioner. As such, unlike most SSAPs, the guidance in SSAP 108 is not required to be adopted by all reporting entities that account for derivatives. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy defined within VM-21. AGL will dynamically hedge the interest rate risk of guaranteed minimum withdrawal benefits (“GMWB”) cash flows for variable annuities, defined as the fair value of rider claims, net of rider fees.

At inception and on an ongoing basis, the hedging relationship must be highly effective in achieving offsetting changes in fair value attributed to the hedged risk during the period that the hedge is designated. The term “highly effective” describes a fair value hedge relationship where the change in fair value of the derivative instrument is within 80 to 125 percent of the opposite change in fair value of the hedged item attributed to the hedged risk.

The guidance in this SSAP is required to be applied on a prospective basis for qualifying hedge programs in place on or after the effective date. Reporting entities that have previously received permitted practices for qualifying hedge programs must work with their domiciliary state regulator to determine the appropriate method in transitioning from previously approved permitted practices to the guidance in SSAP 108.

In implementing SSAP 108, AGL uses the same fair value definition that is used for its economic hedge target, which enables the Company to leverage the existing modeling and attribution platform currently in place for hedging analysis. In addition, the Company uses the VM-21 interest rate sensitivities measured at the beginning of the quarter to estimate the reserve movement attributed to interest rate movement, which leverages the existing modeling and attribution platform in place for Statutory analysis. These approaches and the overall use of the special accounting provision of SSAP 108 in 2020 and 2021 have received the approval of the TDI.

The Company uses a portfolio of interest rates swaps and swaptions to hedge the interest rate risk associated with a portfolio of GMWB riders on its variable annuities. This hedging relationship was highly effective and complied with the “Clearly Defined Hedging Strategy” of VM-21. Please see Note 7 for further details regarding the financial impact of SSAP 108.

Market Value Reserve Method

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2021, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $161 million. The most significant of these was a tax correction related to 2013 - 2018. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement. Had these been recorded in 2020, they would have resulted in decreasing net income by $58 million or 187%.

In 2020, five out-of-period errors were identified and corrected, which increased unassigned surplus by $31 million. The most significant of these was an increase in variable annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates. The Company’s management does not believe these corrections to be material to the Company’s results of operations, financial position, or cash flow for the Company’s previously filed annual statement.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and redeemable preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and redeemable preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company’s election.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index features in certain indexed universal life and fixed index annuity contracts and certain guaranteed features of variable and fixed index annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP,

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Bonds:
U.S. government obligations	$1,351	$203	$-	$1,554
All other governments	2,960	286	(61)	3,185
States, territories and possessions	349	60	-	409
Political subdivisions of states, territories and possessions	336	81	-	417
Special revenue	6,820	1,004	(11)	7,813
Industrial and miscellaneous	92,128	9,011	(587)	100,552
Hybrid securities	525	125	(2)	648
Bank loans	2,955	12	(41)	2,926
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	107,774	10,782	(702)	117,854
Preferred stock	91	5	-	96
Common stock*	1,144	-	-	1,144
Total equity securities	1,235	5	-	1,240
Total	$109,009	$10,787	$(702)	$119,094
December 31, 2020
Bonds:
U.S. government obligations	$1,576	$302	$(5)	$1,873
All other government	3,007	493	(16)	3,484
States, territories and possessions	379	86	(1)	464
Political subdivisions of states, territories and possessions	338	101	-	439
Special revenue	8,300	1,321	(2)	9,619
Industrial and miscellaneous	87,640	12,759	(297)	100,102
Hybrid securities	582	163	(6)	739
Bank loans	2,848	6	(67)	2,787
Parent, subsidiaries and affiliates	350	-	-	350
Total bonds	105,020	15,231	(394)	119,857
Preferred stock	85	10	-	95
Common stock*	1,019	-	-	1,019
Total equity securities	1,104	10	-	1,114
Total	$106,124	$15,241	$(394)	$120,971

* Common stock includes $979 million and $825 million of investments in affiliates at December 31, 2021 and 2020, respectively.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

December 31, 2021
Bonds:
U.S. government obligations	$-	$-	$-	$-	$-	$-
All other government	482	(27)	213	(34)	695	(61)
U.S. States, territories and possessions	6	-	-	-	6	-
Political subdivisions of states, territories and possessions	32	-	-	-	32	-
Special revenue	421	(10)	18	(1)	439	(11)
Industrial and miscellaneous	17,010	(345)	3,330	(247)	20,340	(592)
Hybrid securities	11	-	23	(2)	34	(2)
Bank loans	1,067	(13)	753	(28)	1,820	(41)

Total bonds	19,029	(395)	4,337	(312)	23,366	(707)

Preferred stock	4	-	-	-	4	-
Common stock	6	(1)	-	-	6	(1)

Total equity securities	10	(1)	-	-	10	(1)

Total	$19,039	$(396)	$4,337	$(312)	$23,376	$(708)

December 31, 2020
Bonds:
U.S. government obligations	$35	$(5)	$-	$-	$35	$(5)
All other government	66	(2)	73	(13)	139	(15)
U.S States, territories and possessions	12	(1)	-	-	12	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	333	(2)	-	-	333	(2)
Industrial and miscellaneous	6,404	(175)	2,130	(127)	8,534	(302)
Hybrid securities	54	(3)	24	(3)	78	(6)
Bank loans	1,788	(70)	-	-	1,788	(70)

Total bonds	8,697	(258)	2,227	(143)	10,924	(401)

Preferred stock	4	-	-	-	4	-

Total equity securities	4	-	-	-	4	-

Total	$8,701	$(258)	$2,227	$(143)	$10,928	$(401)

As of December 31, 2021 and 2020, the number of bonds and equity securities in an unrealized loss position was 2,507 and 1,111, respectively. Bonds comprised 2,501 of the total, of which 519 were in a continuous loss position greater than 12 months at December 31, 2021. Bonds comprised 1,109 of the total, of which 218 were in a continuous loss position greater than 12 months at December 31, 2020.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2021 and 2020, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value

December 31, 2021
Due in one year or less	$2,053	$2,073
Due after one year through five years	11,215	11,693
Due after five years through ten years	16,883	17,978
Due after ten years	51,891	58,569
LBaSS	26,365	28,172

Total	$108,407	$118,485

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $102 million and $109 million at December 31, 2021 and 2020, respectively, which is the fair value. At December 31, 2021 and 2020, the Company had no income excluded from due and accrued for bonds.

At December 31, 2021, the Company’s bond portfolio included bonds totaling $7.6 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 14 industries. At December 31, 2020, the Company’s bond portfolio included bonds totaling $7.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company’s total assets and 6 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2021	2020
Consumer cyclical	18.7%	17.4%
Consumer non-cyclical	15.7	15.6
Capital Goods	8.9	10.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2021		December 31, 2020
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$26,365	$28,172	$27,025	$29,623

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021 and 2020, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2021 and 2020, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2021, 2020 and 2019, the Company recognized total OTTI of $13 million, $57 million and $40 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2021 and 2020, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2021
LBaSS	$7,974	$(108)	$111	$(10)	$8,085	$(118)

December 31, 2020
LBaSS	$3,518	$(60)	$1,561	$(47)	$5,079	$(107)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2021	2020
Balance, beginning of year	$1,320	$1,293
Increases due to:
Credit impairment on new securities subject to impairment losses	-	16
Additional credit impairment on previously impaired investments	13	41
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	70	30
Balance, end of year	$1,263	$1,320

See Note 22 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2021.

Mortgage Loans

Mortgage loans had outstanding principal balances of $22.5 billion and $21.7 billion at December 31, 2021 and 2020, respectively. Contractual interest rates range from 1.45 percent to 10.25 percent. The mortgage loans at December 31, 2021 had maturity dates ranging from 2022 to 2069.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2021	2020
Geographic distribution:
Mid-Atlantic	30.5%	32.1%
Foreign	24.1	24.0
Pacific	12.4	11.2
South Atlantic	11.8	11.6
West South Central	7.0	7.0
East North Central	5.2	5.0
New England	4.9	4.7
Mountain	2.9	3.3
East South Central	0.6	0.6
West North Central	0.6	0.5
Total	100.0%	100.0%
Property type distribution:
Multi-family	37.1%	37.7%
Office	27.0	28.4
Retail	11.2	12.1
Industrial	10.5	10.7
Hotel/Motel	5.7	6.2
Other	8.5	4.9
Total	100.0%	100.0%

At December 31, 2021, there were 279 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 86 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2021 and 2020:

	Years Ended December 31,
	2021		2020
(in millions)	Maximum	Minimum	Maximum	Minimum
Office	8.95%	2.10%	6.07%	2.16%
Multi-family	7.44	1.80	6.02	2.05
Retail	7.10	2.25	6.15	4.00
Industrial	6.50	2.35	5.59	2.85
Hotel/Motel	6.00	-	12.00	4.25
Other	5.91	1.99	5.05	2.72

The Company reduced the interest rate on one loans during 2021. The Company reduced the interest rate on three loans during 2020.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 95.0 percent and 115.0 percent, in 2021 and 2020, respectively.

At December 31, 2021, the Company held $549 million in impaired mortgages with $231 million of related allowances for credit losses and $318 million in impaired loans without a related allowance. At December 31, 2020, the Company held $284 million in impaired mortgages with $148 million of related allowances for credit losses and $136 million in impaired loans without a related allowance. The Company’s average recorded investment in impaired loans was $371 million and $240 million, at December 31, 2021 and 2020, respectively. The Company recognized interest income of $14 million, $3 million and $2 million, in 2021, 2020 and 2019, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2021	2020	2019
Balance, beginning of year	$274	$197	$172
Additions (reductions) charged to unrealized capital loss	(28)	77	25
Direct write-downs charged against allowance	(1)	-	-
Balance, end of year	$245	$274	$197

During 2021, the Company did not derecognize any mortgage loans and did not recognized any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2021	2020
Current	$22,144	$21,131
30 - 59 days past due	98	106
60 - 89 days past due	3	76
90 - 179 days past due	29	64
Greater than 180 days past due	2	1
Total	$22,276	$21,378

At December 31, 2021 and 2020, the Company had mortgage loans outstanding under participant or co-lender agreements of $19.0 billion and $19.0 billion, respectively.

The Company had $404 million and $229 million in restructured loans at December 31, 2021 and 2020, respectively.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2021:

(in millions)	Residential		Commercial
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$-	-%	$127	0.10%
b. 91% to 95%	3	-	67	-
c. 81% to 90%	37	-	344	0.20
d. 71% to 80%	497	0.30	1,563	1.10
e. below 70%	1,096	0.70	18,543	12.60

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2021 and 2020. At December 31, 2021 and 2020, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2021	2020
Properties occupied by the Company	$6	$6
Properties held for production of income	3	3
Total	$9	$9

The Company recognized no gains or losses in 2021 and 2020. The Company recognized gains of $4 million on the sale of real estate property in 2019. The Company did not recognize any impairment write-downs for its investment in real estate during 2021, 2020 and 2019.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2021	2020
Investments in limited liability companies	$964	$1,183
Investments in limited partnerships	3,752	2,725
Other unaffiliated investments	1,836	1,502
Receivable for securities	197	106
Initial margin for futures	55	40
Non-admitted assets	(123)	(115)
Total	$6,681	$5,441

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $867 million at December 31, 2021. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $15 million, $29 million and $62 million during 2021, 2020 and 2019, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2021	2020	2019
Bonds	$4,802	$4,841	$4,949
Preferred stocks	4	9	15
Common stocks	7	4	6
Cash and short-term investments	15	34	58
Mortgage loans	946	898	864
Real estate*	4	5	47
Contract loans	65	78	80
Derivatives	167	90	60
Investment income from affiliates	1,419	119	170
Other invested assets	271	193	110
Gross investment income	7,700	6,271	6,359
Investment expenses	(197)	(236)	(256)

Net investment income	$7,503	$6,035	$6,103

* Includes amounts for the occupancy of Company-owned property of $2 million, $2 million and $12 million in 2021, 2020 and 2019 respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$446	$566	$484
Preferred stocks	14	5	4
Common stocks	16	74	(24)
Cash and short-term investments	(1)	5	2
Mortgage loans	18	-	(47)
Real estate	-	7	4
Derivatives	(659)	649	(210)
Other invested assets	199	199	173
Other	(49)	-	-
Realized capital (losses) gains	(16)	1,505	386
Federal income tax benefit (expense)	3	(316)	(81)
Net gains transferred to IMR	(392)	(549)	(449)

Net realized capital (losses) gains	$(405)	$640	$(144)

During 2021, 2020 and 2019, the Company recognized $42 million, $117 million and $86 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2021	2020	2019
Proceeds	$11,495	$11,460	$11,792

Gross realized capital gains	$823	$1,076	$799
Gross realized capital losses	(405)	(334)	(194)

Net realized capital gains	$418	$742	$605

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2021	2020	2019
Bonds	$(171)	$213	$97
Preferred and common stocks	(311)	(23)	55
Mortgage loans	(129)	175	147
Real estate	-	(24)	-
Derivatives	139	271	981
Other invested assets	502	47	13
Other	25	(29)	7
Federal income tax expense	(116)	(124)	(350)

Net change in unrealized (losses) gains of investments	$(61)	$506	$950

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2021	2020	2021	2020	2021	2020
Bonds - AC	6	9	$28	$36	$28	$35
LB&SS - AC	2	3	7	93	7	101
Preferred Stock - AC	-	3	-	3	-	3
Preferred Stock - FV	3	-	-	-	-	-

Total	11	15	$35	$132	$35	$139
AC-Amortized Cost
FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

At December 31, 2021 and 2020, the Company had bonds loaned with a fair value of approximately $2.3 billion and $1.6 billion, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2021	2020
30 days or less	$313	$583
31 to 60 days	765	494
61 to 90 days	1,348	602
Subtotal	2,426	1,679
Securities collateral received	-	-

Total collateral received	$2,426	$1,679

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,727	$1,727	$1,692	$1,692
Subtotal	1,727	1,727	1,692	1,692
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,727	$1,727	$1,692	$1,692

Repurchase Agreements

At December 31, 2021 and 2020, bonds with a fair value of approximately $122 million and $127 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

	December 31,
(in millions)	2021	2020
Open positions	$-	$-
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	120	119
Subtotal	120	119
Securities collateral received	-	-
Total collateral received	$120	$119

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Open - No Maturity	$185	$165	$145	$141

2. Overnight	29	12	7	11

3. 2 Days to 1 Week	79	-	44	3

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

b. Ending Balance

1. Open - No Maturity	$42	$153	$97	$120

2. Overnight	-	-	-	-

3. 2 Days to 1 Week	79	-	44	-

4. > 1 Week to 1 Month	-	-	-	-

5. > 1 Month to 3 Months	-	-	-	-

6. > 3 Months to 1 Year	-	-	-	-

7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. Cash (Collateral - All)	$293	$178	$196	$154

2. Securities Collateral (FV)	-	-	-	-

b. Ending Balance

1. Cash (Collateral - All)	$121	$153	$140	$120

2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$117	$122	$114	$127
Greater than three years	-	-	-	-
Subtotal	117	122	114	127
Securities collateral received	-	-	-	-

Total collateral reinvested	$117	$122	$114	$127

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount

1. BACV	$-	$-	$-	$-

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	-	-	-	-

b. Ending Balance

1. BACV	$116	$148	$131	$117

2. Nonadmitted - Subset of BACV	-	-	-	-

3. Fair Value	122	161	145	122

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2021:

(in millions)	1 None	2 NAIC 1	3 NAIC 2	4 NAIC 3

Ending Balance

a. Bonds - BACV	$-	$63	$40	$12

b. Bonds - FV	-	64	44	13

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	-	63	40	12

q. Total Assets - FV	-	64	44	13

(in millions)	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 Non-Admitted

Ending Balance

a. Bonds - BACV	$2	$-	$-	$-

b. Bonds - FV	2	-	-	-

c. LB & SS - BACV	-	-	-	-

d. LB & SS - FV	-	-	-	-

e. Preferred Stock - BACV	-	-	-	-

f. Preferred Stock - FV	-	-	-	-

g. Common Stock	-	-	-	-

h. Mortgage Loans - BACV	-	-	-	-

i. Mortgage Loans - FV	-	-	-	-

j. Real Estate - BACV	-	-	-	-

k. Real Estate - FV	-	-	-	-

l. Derivatives - BACV	-	-	-	-

m. Derivatives - FV	-	-	-	-

n. Other Invested Assets - BACV	-	-	-	-

o. Other Invested Assets - FV	-	-	-	-

p. Total Assets - BACV	2	-	-	-

q. Total Assets - FV	2	-	-	-
5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2021	2020
On deposit with states	$48	$48
Securities lending	2,107	1,320
Collateral held on securities lending	2,426	1,679
FHLB stock and collateral pledged	4,265	3,570
Subject to repurchase agreements	117	114
Collateral for derivatives	1,010	1,054
Guaranteed interest contracts	37	36
Other restricted assets	127	99

Total	$10,137	$7,920

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2021
In general account:
RMBS	$990	$957	$1,201	$(4)
CDOs	761	754	775	-
Total subprime exposure	$1,751	$1,711	$1,976	$(4)

In general account:
RMBS	$992	$950	$1,190	$(27)
CDOs	1,003	1,001	1,025	(10)
Total subprime exposure	$1,995	$1,951	$2,215	$(37)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. Effective January 1, 2020 AGL adopted Statement of Statutory Accounting Principles 108, Derivatives Hedging Variable Annuity Guarantees (“SSAP 108”). SSAP 108 allows special accounting treatment for limited derivatives hedging variable annuity guarantee benefits subject to fluctuation as a result of interest rate sensitivity. The special accounting provision permits reporting entities to utilize a form of macro-hedging in which a portfolio of variable annuity policies are jointly designated as the host contracts containing the hedge item, in a fair value hedge, pursuant to a Clearly Defined Hedging Strategy (CDHS) defined within Valuation Manual 21 (VM-21). Under SSAP 108 all derivatives are reported at fair value (“FV”). FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk is recognized as realized gain/loss in the current period there were no excludable components.

At December 31, 2021 and 2020, fair value of the derivatives was a liability of $354 million and $310 million, full contract fair value was a liability of $2.4 billion and $3.6 billion and hedge target fair value was a liability of $2.4 billion and $3.5 billion. For the period ending December 31, 2021 and 2020, FV change in hedge instruments attributable to the hedged risk that offset the change in reserve attributable to the hedged risk was a realized gain of $356 million and $740 million, respectively. FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk are recognized as deferred assets/liabilities in the current period and amortized over projected VA guarantees’ Macaulay Duration within the Standard Projection, but not more than 10 years. At December 31, 2021 and 2020, the FV change in hedge instruments attributable to the hedged risk that do not offset the change in reserve attributable to the hedged risk was a deferred liability of $76 million and $355 million, respectively. For the periods ending December 31, 2021 and 2020, amortization was a realized gain of $19 million and $41 million, respectively. FV change in hedge instruments not attributable to the hedged risk are recognized as unrealized gain/loss, if any. All FV changes in hedge instruments were attributable to the hedged risk for the period. Based on the currently liability profile, deferred asset/liabilities are being amortized over 10 years.

The Company has determined that its other derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees noted above, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one-day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $139 million in 2021, an unrealized capital gain of $271 million in 2020 and an unrealized capital gain of $981 million in 2019, related to derivatives that did not qualify for hedge accounting.

Net cash collateral received for derivative transactions increased in the year 2021, as a result increases in fair values of derivatives covered by ISDA Master Agreements and Credit Support Annex provisions. At December 31, 2021, the Company held collateral for SSAP 86 and SSAP 108 derivatives of $418 million, which is invested in cash, cash equivalents and/or short-term investments.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2021			December 31, 2020
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$24,013	$1,829	$1,829	$35,628	$1,723	$1,723
Foreign exchange contracts	5,217	494	494	2,823	384	384
Equity contracts	54,151	4,358	4,358	48,218	5,707	5,707
Credit contracts	1,840	-	-	3,680	2	2
Derivative assets, gross	85,221	6,681	6,681	90,349	7,816	7,816
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative assets, net	$85,221	$1,082	$1,082	$90,349	$975	$975
Liabilities:
Interest rate contracts	$23,713	$1,571	$1,571	$21,921	$1,404	$1,404
Foreign exchange contracts	5,874	327	327	7,165	567	567
Equity contracts	37,065	3,924	3,924	35,368	5,102	5,102
Credit contracts	-	-	-	-	-	-
Other contracts	52	-	-	54	6	6
Derivative liabilities, gross	66,704	5,822	5,822	64,508	7,079	7,079
Counter party netting*	-	(5,599)	(5,599)	-	(6,841)	(6,841)
Derivative liabilities, net	$66,704	$223	$223	$64,508	$238	$238

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2021		December 31, 2020
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$6,681	$(5,822)	$7,816	$(7,079)
Amount offset	(5,599)	5,599	(6,841)	6,841
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$1,082	$(223)	$975	$(238)

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2021		December 31, 2020
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$24,013	2071	$35,628	2069
Foreign exchange contracts	5,217	2051	2,823	2048
Equity contracts	54,151	2028	48,218	2028
Credit contracts	1,840	2026	3,680	2025
Derivative liabilities:
Interest rate contracts	23,713	2070	21,921	2070
Foreign exchange contracts	5,874	2060	7,165	2060
Equity contracts	37,065	2023	35,368	2022
Credit contracts	-		-
Other contracts	52	2042	54	2042

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company’s derivative contracts aggregated $978.2 million and $1.0 billion at December 31, 2021 and 2020, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2021
Assets:
Bonds	$117,841	$107,761	$-	$102,757	$15,084
Preferred stocks	83	79	-	83	-
Common stocks	158	158	-	158	-
Cash, cash equivalents and short-term investments	802	802	170	632	-
Mortgage loans	23,331	22,276	-	-	23,331
Contract loans	1,164	1,164	-	-	1,164
Receivables for securities	197	197	-	197	-
Securities lending reinvested collateral assets	1,727	1,727	-	1,727	-
Separate account assets	13,248	12,492	-	13,248	-
Liabilities:
Policy reserves and contractual liabilities	12,293	11,518	-	153	12,140
Payable for securities	678	678	-	678	-
Payable for securities lending	2,426	2,426	-	2,426	-
December 31, 2020
Assets:
Bonds	$119,814	$104,978	$-	$104,516	$15,298
Preferred stocks	95	85	9	82	4
Common stocks	139	139	-	139	-
Cash, cash equivalents and short-term investments	1,059	1,059	68	991	-
Mortgage loans	22,934	21,378	-	-	22,934
Contract loans	1,235	1,235	-	-	1,235
Receivables for securities	106	106	-	106	-
Securities lending reinvested collateral assets	1,692	1,692	-	1,692	-
Separate account assets	9,937	9,563	-	9,937	-
Liabilities:
Policy reserves and contractual liabilities	13,327	12,154	-	199	13,128
Payable for securities	257	257	-	257	-
Payable for securities lending	1,679	1,679	-	1,679	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2021
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$2	$11	$-	$13
Total bonds	-	2	11	-	13
Preferred stock
Industrial and miscellaneous	5	1	6	-	12
Total preferred stock	5	1	6	-	12
Common stock
Industrial and miscellaneous	7	-	-	-	7
Mutual funds	-	1	-	-	1
Total common stock	7	1	-	-	8
Derivative assets:
Interest rate contracts	-	1,829	-	-	1,829
Foreign exchange contracts	-	494	-	-	494
Equity contracts	5	3,942	410	-	4,357
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative assets	5	6,265	410	(5,599)	1,081
Separate account assets	55,769	2,037	-	-	57,806
Total assets at fair value	$55,786	$8,306	$427	$(5,599)	$58,920
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,570	$-	$-	$1,571
Foreign exchange contracts	-	327	-	-	327
Equity contracts	1	3,901	22	-	3,924
Counterparty netting	-	-	-	(5,599)	(5,599)
Total derivative liabilities	2	5,798	22	(5,599)	223
Total liabilities at fair value	$2	$5,798	$22	$(5,599)	$223
December 31, 2020
Assets at fair value:
Bonds
U.S. special revenue	$-	$14	$2	$-	$16
Industrial and miscellaneous	-	16	10	-	26
Total bonds	-	30	12	-	42
Common stock
Industrial and miscellaneous	5	-	-	-	5
Mutual funds	-	50	-	-	50
Parent, subsidiaries and affiliates	4	-	-	-	4
Total common stock	9	50	-	-	59
Derivative assets:
Interest rate contracts	-	1,723	-	-	1,723
Foreign exchange contracts	-	384	-	-	384
Equity contracts	8	5,521	179	-	5,708
Credit contracts	-	-	2	-	2
Counterparty netting	-	-	-	(6,841)	(6,841)
Total derivative assets	8	7,628	181	(6,841)	976
Separate account assets	51,430	2,103	-	-	53,533
Total assets at fair value	$51,447	$9,811	$193	$(6,841)	$54,610
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$1	$1,403	$-	$-	$1,404
Foreign exchange contracts	-	567	-	-	567
Equity contracts	8	5,045	49	-	5,102
Other contracts	-	-	6	-	6
Counterparty netting	$-	$-	$-	$(6,841)	$(6,841)
Total derivative liabilities	9	7,015	55	(6,841)	238
Total liabilities at fair value	$9	$7,015	$55	$(6,841)	$238

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Preferred Stocks	Common Stocks	Derivative Assets	Total Assets	Derivative Liabilities
Balance, January 1, 2019	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net income (loss)	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30
Total realized/unrealized capital gains or losses:
Included in net (loss) income	(2)	-	-	88	86	44
Included in surplus	2	1	-	30	33	24
Purchases, issuances and settlements	(14)	-	(30)	(94)	(138)	(43)
Transfers into Level 3	39	1	10	-	50	-
Transfers out of Level 3	(14)	(2)	-	-	(16)	-
Balance, December 31, 2020	$12	-	$-	$181	$193	$55
Total realized/unrealized capital gains or losses:
Included in net income (loss)	(9)	14	10	(56)	(41)	7
Included in surplus	15	-	-	28	43	(49)
Purchases, issuances and settlements	(43)	(12)	(10)	258	193	9
Transfers into Level 3	38	4	-	52	94	-
Transfers out of Level 3	(2)	-	-	(53)	(55)	-
Balance, December 31, 2021	$11	6	$-	$410	$427	$22

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2021 and 2020, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2021 and 2020 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2021
Derivative assets at fair value	$5	$6,266	$410	$6,681
Derivative liabilities at fair value	2	5,798	22	5,822

December 31, 2020
Derivative assets at fair value	$8	$7,628	$181	$7,817
Derivative liabilities at fair value	9	7,015	55	7,079

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2021	2020
Life insurance	$40,862	$39,829
Annuities (excluding supplementary contracts with life contingencies)	84,078	80,859
Supplementary contracts with life contingencies	582	560
Accidental death benefits	16	17
Disability - active lives	33	34
Disability - disabled lives	221	237
Excess of VM-21 reserves over basic reserves	181	1,504
Excess of AG 43 reserves over basic reserves	-	-
Deficiency reserves	1,351	1,477
Other miscellaneous reserve	1,324	1,077
Gross life and annuity reserves	128,648	125,594
Reinsurance ceded	(24,568)	(24,330)
Net life and annuity reserves	104,080	101,264
Accident and health reserves
Unearned premium reserves	8	9
Present value of amounts not yet due on claims	202	215
Additional contract reserves	537	544
Gross accident and health reserves	747	768
Reinsurance ceded	(11)	(12)
Net accident and health reserves	736	756
Aggregate policy reserves	$104,816	$102,020

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$30,463	$2,182	$-	$32,645	28.04	%
b. At book value less current surrender charge of 5% or more	9,468	-	-	9,468	8.13	%
c. At fair value	-	39	34,380	34,419	29.56	%
d. Total with market adjustment or at fair value	39,931	2,221	34,380	76,532	65.73	%
e. At book value without adjustment (minimal or no charge or adjustment)	25,532	-	5	25,537	21.93	%
(2) Not subject to discretionary withdrawal	14,292	-	79	14,371	12.34	%
(3) Total (gross: direct + assumed)	$79,755	$2,221	$34,464	$116,440	100.00	%
(4) Reinsurance ceded	257	-	-	257
(5) Total (net)* (3) - (4)	$79,498	$2,221	$34,464	$116,183
(6) Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$1,606	$-	$-	$1,606
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$192	$67	$-	$259	0.80	%
b. At book value less current surrender charge of 5% or more	36	-	-	36	0.11	%
c. At fair value	-	-	18,579	18,579	57.37	%
d. Total with market adjustment or at fair value	228	67	18,579	18,874	58.28	%
e. At book value without adjustment (minimal or no charge or adjustment)	2,569	-	-	2,569	7.93	%
(2) Not subject to discretionary withdrawal	2,109	8,804	30	10,943	33.79	%
(3) Total (gross: direct + assumed)	$4,906	$8,871	$18,609	$32,386	100.00	%
(4) Reinsurance ceded	65	-	-	65
(5) Total (net)* (3) - (4)	$4,841	$8,871	$18,609	$32,321
(6) Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$13	$-	$-	$13
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
	December 31, 2021

(in millions)	General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1) Subject to discretionary withdrawal :
a. With market value adjusted	$-	$-	$-	$-	-	%
b. At book value less current surrender charge of 5% or more	-	-	-	-	-	%
c. At fair value	-	-	-	-	-	%
d. Total with market adjustment or at fair value	-	-	-	-	-	%
e. At book value without adjustment (minimal or no charge or adjustment)	588	-	1	589	4.74	%
(2) Not subject to discretionary withdrawal	11,756	-	76	11,832	95.26	%
(3) Total (gross: direct + assumed)	$12,344	$-	$77	$12,421	100.00	%
(4) Reinsurance ceded	17	-	-	17
(5) Total (net)* (3) - (4)	$12,327	$-	$77	$12,404
(6) Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$181	$-	$-	$181
* Represents annuity reserves reported in separate accounts liabilities.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2021:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term policies with cash value	$1	$491	$3,061	$-	$-	$-
(2) Universal life	5,860	5,795	6,570	-	-	-
(3) Universal life with secondary guarantees	1,719	1,459	7,233	-	-	-
(4) Indexed universal life	708	616	713	-	-	-
(5) Indexed universal life with secondary guarantees	1,346	851	1,551	-	-	-
(6) Indexed life	-	-	-	-	-	-
(7) Other permanent cash value life insurance	2,152	8,648	9,920	1,855	1,855	1,855
(8) Variable life	-	-	-	-	-	-
(9) Variable universal life	117	103	159	1,263	1,255	1,224
(10) Miscellaneous reserves	-	1	1	-	-	-
B. Not subject to discretionary withdrawal
or no cash values
(1) Term policies without cash value	XXX	XXX	$11,653	XXX	XXX	$-
(2) Accidental death benefits	XXX	XXX	16	XXX	XXX	-
(3) Disability - active lives	XXX	XXX	33	XXX	XXX	-
(4) Disability - disabled lives	XXX	XXX	221	XXX	XXX	-
(5) Miscellaneous reserves	XXX	XXX	2,407	XXX	XXX	-
C. Total (gross: direct + assumed)	$11,903	$17,964	$43,538	$3,118	$3,110	$3,079
D. Reinsurance ceded	6,312	9,266	24,223	-	-	-
E. Total (net) (C) - (D)	$5,591	$8,698	$19,315	$3,118	$3,110	$3,079

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-1 was $9 million during the fourth quarter of 2021 and $11 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $180 million at December 31, 2021 for this subaccount CRT-1.

During 2020, AGL established an insulated subaccount CRT-2 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-2 to the general account, was $28 million during the fourth quarter of 2021 and $37 million on a

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-2. The insulated separate account maintained a reserve of $401 million at December 31, 2021 for this subaccount CRT-2.

During 2020, AGL established an insulated subaccount CRT-3 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account to the subaccount CRT-3 was $117 million during the fourth quarter of 2021 and $25 million on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-3. The insulated separate account maintained a reserve of $486 million at December 31, 2021 for this subaccount CRT-3.

During 2021, AGL established an insulated subaccount CRT-5 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the general account CRT-5 to the subaccount was $49 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-5. The insulated separate account maintained a reserve of $230 million at December 31, 2021 for this subaccount CRT-5.

During 2021, AGL established an insulated subaccount CRT-6 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-6 to the general account was $23 million during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-6. The insulated separate account maintained a reserve $196 million at December 31, 2021 for this subaccount CRT-6.

During 2021, AGL established an insulated subaccount CRT-7 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-7 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-7. The insulated separate account maintained a reserve $721 million at December 31, 2021 for this subaccount CRT-7.

During 2021, AGL established an insulated subaccount CRT-8 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-8 to the general account was $0 during the fourth quarter of 2021 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2021 in the general account related to subaccount CRT-8. The insulated separate account maintained a reserve $807 million at December 31, 2021 for this subaccount CRT-8.

The following table presents separate account assets by product or transaction:

	December 31, 2021		December 31, 2020
(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$54,057	$-	$49,901	$-
Variable life	3,750	-	3,574	-
Bank-owned life insurance - hybrid	463	-	464	-
Deferred annuities with MVA features	428	-	452	-
Terminal funding	9,759	-	6,897	-
Stable value wrap	-	-	57	-
Annuities with MVA features	-	1,818	-	1,727
Fixed annuities excess interest adjustment features	-	23	-	23
Total	$68,457	$1,841	$61,345	$1,750

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2021 and 2020 is $5.3 billion and $6.2 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

There was no separate account business seed money at December 31, for both 2021 and 2020.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2021	$539	$36
2020	450	43
2019	383	35
2018	324	41
2017	292	40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

(in millions)	Indexed	Non- indexed Guarantee less than or equal to 4%	Non- indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
December 31, 2021
Premiums, considerations or deposits	$414	$-	$9	$6,659	$7,082
Reserves for accounts with assets at:
Market value	$-	$-	$-	$56,703	$56,703
Amortized costs	1,805	9,370	361	-	11,536
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,805	$8,840	$361	$-	$11,006
At market value	-	-	-	56,565	56,565
Subtotal	1,805	8,840	361	56,565	67,571
Not subject to discretionary withdrawal	-	530	-	138	668
Total reserves	$1,805	$9,370	$361	$56,703	$68,239
December 31, 2020
Premiums, considerations or deposits	$287	$-	$15	$4,263	$4,565
Reserves for accounts with assets at:
Market value	$-	$-	$-	$52,439	$52,439
Amortized costs	1,542	6,988	404	-	8,934
Total reserves	$1,542	$6,988	$404	$52,439	$61,373
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,542	$5,360	$404	$-	$7,306
At market value	-	-	-	52,324	52,324
Subtotal	1,542	5,360	404	52,324	59,630
Not subject to discretionary withdrawal	-	1,628	-	114	1,742
Total reserves	$1,542	$6,988	$404	$52,438	$61,372
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2021	2020	2019
Transfers to separate accounts	$7,082	$4,553	$4,106
Transfers from separate accounts	(5,400)	(4,280)	(4,298)
Net transfers to separate accounts	1,682	273	(192)
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$1,682	$273	$(192)

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $0.2 billion and $1.5 billion at December 31, 2021 and 2020, respectively. The Company chose to record reserves in excess of VM-21 minimum reserves in December 31, 2021 and AG 43 in 2020, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company’s most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.7 billion and $0.8 billion at December 31, 2021 and 2020, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $439 million and $995 million at December 31, 2021 and 2020, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented less than 1.0 percent of gross insurance in-force at December 31, 2021, 2020 and 2019, respectively. Policyholder dividends for the years ended December 31, 2021, 2020 and 2019 were $13 million, $5 million, and $4 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2021		December 31, 2020
(in millions)	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$1	$1	$19	$19
Ordinary renewal	(395)	164	(360)	212
Group life	(16)	(16)	1	1
Total	$(410)	$149	$(340)	$232

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Effective December 31, 2019, the Company entered into an excess of loss reinsurance agreement providing coverage for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities generally issued prior to April 2019 (“Block 1”) exceeding an attachment point defined in the treaty. Effective October 1, 2020, the Company entered into an additional excess of loss reinsurance agreement covering certain fixed indexed annuities with guaranteed living benefits issued in April 2019 or later, including certain new business issued after the effective date (“Block 2”). The Company did not recognize any reserve credits associated with these treaties, but did recognize an asset related to a permitted practice, associated with the notional value of coverage defined in the treaties. Please see Note 2 for further details regarding the permitted practice.

Reinsurance premiums assumed in 2021, 2020 and 2019 were $2.3 billion, $1.1 billion and $0.2 billion, respectively. Reinsurance premiums ceded in 2021, 2020 and 2019 were $3.3 billion, $3.3 billion and $2.9 billion, respectively. Additionally, reserves on reinsurance assumed were $4.5 billion, $2.6 billion and $1.6 billion at December 31, 2021, 2020 and 2019, respectively. The reserve credit taken on reinsurance ceded was $24.6 billion, $24.4 billion and $24.0 billion at December 31, 2021, 2020 and 2019, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021 and 2020, the Company’s reinsurance recoverables were $338 million and $364 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/ModCo Agreement), prior to the recapture of in-force business effective December 31, 2016. New

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

business is still ceded under this treaty. Concurrent with the recapture of this in-force business, the reserves were ceded to an unaffiliated reinsurer via amendment to a treaty effective July 1, 2016.

In 2021, the AGC Life Co/ModCo Agreement increased the Company’s pre-tax earnings by $333 million, while in 2020, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $337 million. In 2019, the AGC Life Co/ModCo Agreement increased pre-tax earnings by $520 million.

AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. AIG established Fortitude Reinsurance Company, Ltd. (“Fortitude Re”), a wholly owned subsidiary of Fortitude Group Holdings, LLC (“Fortitude Holdings”), in 2018 in a series of reinsurance transactions related to certain of AIG’s legacy operations. In February 2018, The Company, Variable Annuity Life Insurance Company and US Life Insurance Company of New York (“USL”) entered into modified coinsurance (“modco”) agreements with Fortitude Re. On July 1, 2020, the Company and USL amended the modco agreements. Under the terms of the amendment, certain business ceded to Fortitude Re was recaptured by the Company and certain additional business was ceded by the Company to Fortitude Re.

In November 2018, AIG sold a 19.9% ownership interest in Fortitude Holdings to TC Group Cayman Investments Holdings, L.P. (“TCG”), an affiliate of Carlyle. On June 2, 2020, AIG completed the sale of a majority of the interests in Fortitude Holdings to Carlyle FRL, L.P. (“Carlyle FRL”), an investment fund advised by an affiliate of The Carlyle Group Inc. (“Carlyle”), and T&D United Capital Co., Ltd. (“T&D”), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the “Majority Interest Fortitude Sale”). As a result of completion of the Majority Interest Fortitude Sale, Carlyle FRL purchased from AIG a 51.6% ownership interest in Fortitude Holdings and T&D purchased from AIG a 25% ownership interest in Fortitude Holdings; AIG retained a 3.5% ownership interest in Fortitude Holdings and one seat on its Board of Managers. On October 1, 2021, AIG, Inc. contributed its remaining 3.5% ownership interest in FGH Parent, L.P., to Corebridge. As of the closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions.

Following closing, in the second quarter of 2020, AIG contributed $135 million of the proceeds of the Majority Interest Fortitude Sale to USL. For further information regarding the Fortitude Re reinsurance transactions, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2021
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld				$238

Increase (Decrease) (in millions)	Initial Accounting	As of the Years Ended December 31, 2020, 2019, 2018 and 2017	Total Reported at December 31, 2020	As of and Year Ended December 31, 2021
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(1,456)	$(23,608)	$(248)
Commissions and expense allowances	-	225	225	80
Reserve adjustments on reinsurance ceded	22,152	(6,671)	15,481	(1,854)
Total revenues	-	(7,902)	(7,902)	(2,022)
Death benefits	-	(1,030)	(1,030)	(285)
Annuity benefits	-	(4,068)	(4,068)	(967)
Surrender benefits	-	(511)	(511)	(134)
Other benefits	-	(989)	(989)	(254)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(6,599)	(6,599)	(1,640)
Net gain from operations before dividends to policyholders and federal income taxes	-	(1,303)	(1,303)	(382)
Dividends to policyholders	-	(47)	(47)	(9)
Net gain from operations after dividends to policyholders and before federal income taxes	$-	$(1,256)	$(1,256)	$(373)

In 2021 and 2019, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company’s pre-tax earnings of less than a million dollars. The Company did not commute any treaties with non-affiliated reinsurers in 2020.

The Company has an annuity Co/ModCo agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. At December 31, 2021 and 2020, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $5.6 billion and $6.0 billion, respectively. In 2021, 2020 and 2019, the Agreement decreased the Company’s pre-tax earnings by $1 million.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

16. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

On November 15, 2021, the U.S. enacted the Infrastructure Investment and Jobs Act to improve infrastructure in the U.S. The tax provisions for the Infrastructure Investment and Jobs Act have not had and are currently not expected to have a material impact on our U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$2,970	$2,434	$5,404	$2,694	$1,968	$4,662	$276	$466	$742
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	2,970	2,434	5,404	2,694	1,968	4,662	276	466	742
DTA non-admitted	1,681	2,434	4,115	1,505	1,968	3,473	176	466	642
Net admitted DTA	1,289	-	1,289	1,189	-	1,189	100	-	100
DTL	435	-	435	430	-	430	5	-	5
Total	$854	$-	$854	$759	$-	$759	$95	$-	$95

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2021			December 31, 2020			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	854	-	854	759	-	759	95	-	95
1. Adjusted gross DTA expected to be realized following the reporting date	854	-	854	759	-	759	95	-	95
2. Adjusted gross DTA allowed per limitation threshold	-	-	1,498	-	-	1,329	-	-	169
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	435	-	435	430	-	430	5	-	5
DTA admitted as the result of application of SSAP 101	$1,289	$-	$1,289	$1,189	$-	$1,189	$100	$-	$100

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	785%	777%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$9,987	$8,857

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2021	2020	2019
Current income tax expense
Federal	$1,421	$961	$760
Foreign	1	-	-
Subtotal	1,422	961	760
Federal income tax on net capital gains (losses)	(3)	316	81
Federal income tax incurred	$1,419	$1,277	$841

	Years Ended December 31,
(in millions)	2021	2020	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,432	$1,255	$177
Investments	15	14	1
Deferred acquisition costs	947	817	130
Fixed assets	404	407	(3)
Compensation and benefits accrual	37	42	(5)
Tax credit carryforward	97	123	(26)
Other (including items less than 5% of total ordinary tax assets)	38	36	2
Subtotal	2,970	2,694	276
Non-admitted	1,681	1,505	176
Admitted ordinary deferred tax assets	1,289	1,189	100
Capital:
Investments	2,434	1,968	466
Subtotal	2,434	1,968	466
Non-admitted	2,434	1,968	466
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,289	1,189	100
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	107	104	3
Policyholder reserves	245	250	(5)
General expense	82	76	6
Other (including items less than 5% of total ordinary tax liabilities)	1	-	1
Subtotal	435	430	5
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	435	430	5
Net deferred tax assets	$854	$759	$95

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2021	2020	Change
Total adjusted deferred tax assets	$5,404	$4,662	$742
Total deferred tax liabilities	435	430	5
Net adjusted deferred tax assets	$4,969	$4,232	737
Tax effect of unrealized gains (losses)			116
Tax effect of prior year corrections			(48)
Change in net deferred income tax			$805

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2021		December 31, 2020		December 31, 2019
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$769	21.0%	$262	21.0%	$196	21.0%
Disregarded entities	(152)	(4.3)	7	0.6	10	1.1
Amortization of interest maintenance reserve	21	0.6	111	8.9	71	7.6
Surplus adjustments	(17)	(0.5)	62	5.1	(44)	(4.6)
Dividends received deduction	(15)	(0.4)	(20)	(1.6)	(29)	(3.1)
Other permanent adjustments	11	0.3	3	0.2	12	1.2
Prior year return true-ups and adjustments	(11)	(0.3)	7	0.5	(60)	(6.4)
Change in non-admitted assets	6	0.2	(13)	(1.0)	4	0.4
LTIP Shortfall Deduction	2	0.1	7	0.6	-	-
Change in valuation adjustment	-	-	-	-	(220)	(23.6)
Statutory income tax expense (benefit)	$614	16.7%	$426	34.3%	$(60)	(6.4)%

Federal income taxes incurred	$1,419	38.7%	$1,277	102.5%	$841	90.2%
Change in net deferred income taxes	(805)	(22.0)	(851)	(68.2)	(901)	(96.6)
Statutory income tax expense	$614	16.7%	$426	34.3%	$(60)	(6.4)%

At December 31, 2021, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2022	$7
2023	1
2024	1
Total	$9

At December 31, 2021, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2021, the Company had no alternative minimum tax credit.

At December 31, 2021, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2027	$3
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$88

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2021, the Company had no charitable contribution carryforwards.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2019	$183
2020	441
2021	565
Total	$1,189

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $5.4 billion and concluded that no valuation allowance was required at December 31, 2021. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $4.7 billion at December 31, 2020.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2021	2020
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	(10)	-
Gross unrecognized tax benefits at end of year	$7	$17

At December 31, 2021 and 2020, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $7 million and $17 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2021 and 2020, the Company had accrued liabilities of $(0.1) million and $7 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2021, the Company recognized expense of $7 million interest (net of the federal benefit) and penalties. In 2020 and 2019 the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2021, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2011-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2021.

Alternative Minimum Tax Credit

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)	2021
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$1
(3) Amounts recovered	1
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG.

The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2021 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Assignment Company, LLC	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited

AH SLP 1094 San Lucas, LLC	AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC

AH SubGP 1098 Green Pines, LLC	AH SubGP 1158 Flat Iron, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC	AH SubGP 1384 Woodglen, LLC

AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC	AH SubGP 1535 Hunter’s Run, LLC

AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC	AH SubGP 1631 Broadway, LLC

AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC	AH SubGP 641 McKinney Apartments, LLC

AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC	AH SubGP 785 Mayfield, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC	AH SubGP 929 Collinwood, LLC

AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC	AH SubGP MDL, LLC

AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC	AIG Assurance Company

AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.	AIG Commercial Equipment Finance, Inc.

AIG Commercial Real Estate Lending	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.	AIG Employee Services, Inc.

AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.	AIG Global Asset Management Holdings Corp.

AIG Global Capital Markets Securities, LLC	AIG Global Operations (Ireland) Limited	AIG Global Real Estate Investment Corp.	AIG GLOBAL REAL ESTATE INVESTMENT CORP. [RUSS	AIG Home Protection Company, Inc.

AIG Insurance Management Services, Inc.	AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.

AIG Life of Bermuda, Ltd.	AIG Markets, Inc.	AIG Matched Funding Corp.	AIG MEA Investments and Services, LLC	AIG Mortgage Capital, LLC

AIG North America, Inc.	AIG Partnership Holdings Corp.	AIG PC Global Services Inc.	AIG PC Global Services, Inc. United Kingdom	AIG Procurement Services, Inc.

AIG Property Casualty Company	AIG Property Casualty Europe Financing Ltd.	AIG Property Casualty International, LLC	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Shared Services Corporation - Management

AIG Shared Services Corporation (Philippines)	AIG Specialty Insurance Company	AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)

AIG Travel Assist, Inc.	AIG Travel, Inc.	AIG UNITED GUARANTY AGENZIA DI ASSICURAZIONE	AIG Warranty Services of Florida, Inc.	AIG WarrantyGuard, Inc.

AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.	AIG-FP Pinestead Holdings Corp.	AIGGRE DC Ballpark Investor, LLC

AIGGRE Europe Real Estate Fund I	AIGGRE Europe Real Estate Fund I GP S.a r.l.	AIGGRE Europe Real Estate Fund II GP S.a.r.l	AIGGRE Market Street II LLC	AIGGRE U.S. LT Apartments Investor Lexington

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC	AIGGRE U.S. Real Estate Fund III	AIGGRE U.S. Real Estate Fund IV Lexington

AIGGRE U.S. Real Estate Fund IV Sidecar	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management

American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Arthur J. Glatfelter Agency, Inc.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC

CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Life & Annuity Solutions, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Global Loss Prevention, Inc.

Global Loss Prevention, Inc. [Canada]	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.

Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.

Lilac Heights LLC	Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited

MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance

National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.

Prairie SAHP Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA SubGP 1000 Woodwind Lakes, LLC

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company
SAAHP GP Corp.	SAFG Capital LLC	SAFG Markets, LLC	SAFG Retirement Services, Inc.	SAFG Technologies, LLC

SAHP GA III - SC LLC	Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC

SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company

SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC

SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets 83, LLC

SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.

The Insurance Company of the	The United State Life Insurance Company	The United States Life Insurance	The United States Life Insurance Company	The Variable Annuity Life - Insulated

The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Americas LLC Sucursal Mexico	Travel Guard Americas, LLC	Travel Guard Americas, LLC [Argentina]

Travel Guard Group, Inc.	Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company

Validus America, Inc.	Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.

Validus Specialty, LLC	Volunteer Firemen’s Insurance Services, Inc.	Western World Insurance Company

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2021, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company’s unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2022 without prior approval of the TDI is $2.6 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2021, 2020 and 2019:

Date	Type	Cash or Non-cash	Amount (in millions)
2021
March 15, 2021	Ordinary	Cash	$199
June 15, 2021	Ordinary	Cash	266
September 24, 2021	Ordinary	Cash	214
December 22 2021	Extraordinary	Non-cash	295
December 27 2021	Ordinary	Cash	71
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230

The Company’s cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share. The company paid no dividends to its parent in 2020.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2021	2020	2019
Defined benefit plans	$(11)	$(10)	$(2)
Postretirement medical and life insurance plans	1	1	1
Total	$(10)	$(9)	$(1)

Defined Contribution Plan

AIG sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan was $27 million, $27 million and $28 million in 2021, 2020 and 2019, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2021, 2020 and 2019 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $28 million, $22 million and $27 million for the years ending December 31, 2021, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company’s interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed. The Company’s net borrowing capacity as of December 31, 2021 is $2.8 billion.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2021	2020
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	22	2
Total	$158	$138

Actual or estimated borrowing capacity as determined by the insurer	$5,942	$4,560

The Company did not hold any Class A at December 31, 2021 or 2020.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2021		December 31, 2020
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$4,265	$4,469	$3,570	$3,810

Maximum amount pledged during reporting period	4,589	4,817	4,398	4,609

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2021	2020
Amount outstanding	$3,148	$3,148

Maximum amount borrowed during reporting period	$3,648	$3,148

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2021 or 2020.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)
Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254
20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.2 billion and $2.9 billion at December 31, 2021 and 2020, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2021, $2.0 billion are currently expected to expire in 2022, and the remainder by 2023 based on the expected life cycle of the related funds and the Company’s historical funding trends for such commitments.

At December 31, 2021 and 2020, the Company had $2.4 billion and $1.8 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $506 million are expected to expire in 2022 and the remainder by 2050, based on the expected life cycle of the related loans and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2021, the future minimum lease payments under the operating leases are as follows:

(in millions)
2022	$16
2023	13
2024	6
2025	6
2026	5
Total	$46

Rent expense was $18 million, $19 million and $18 million in 2021, 2020 and 2019, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $38 million and $41 million for these guarantee fund assessments at December 31, 2021 and 2020, respectively. The Company has recorded receivables of $30 million and $31 million at December 31, 2021 and 2020, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers’ compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers’ compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers’ compensation business at both December 31, 2021 and 2020. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2021 and 2020, the Company had admitted assets of $152 million and $234 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company’s financial condition.

During 2021 and 2020, the Company wrote accident and health insurance premiums that were subject to the risk-sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Effective January 1, 2013, the California legislature enacted AB 1747 (the “Act”), which amended the Insurance Code to mandate that life insurance policies issued and delivered in California contain a 60-day grace period during which time the policies must remain in force after a premium payment is missed, and that life insurers provide both a 30-day minimum notification of lapse and the right of policy owners to designate a secondary recipient for lapse and termination notices. Following guidance from the California Department of Insurance and certain industry trade groups, AGL interpreted the Act to be prospective in nature, applying only to policies issued and delivered on or after the Act’s January 1, 2013, effective date. On July 18, 2017, AGL was sued in a putative class action captioned Moriarty v.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

American General Life Insurance Company, No. 17-cv-1709 (S.D. Cal.), challenging AGL’s prospective application of the Act. Plaintiff’s complaint, which is similar to complaints filed against other insurers, argues that policies issued and delivered prior to January 1, 2013, like the $1 million policy issued to Plaintiff’s husband do not lapse - despite nonpayment of premiums - if the insurer has not complied with the Act’s terms. On August 30, 2021, the California Supreme Court issued an opinion in McHugh v. Protective Life Insurance, 12 Cal. 5th 213 (2021), ruling that the Act applies to all policies in force on January 1, 2013, regardless of when the policies were issued. The District Court in Moriarty reached effectively the same result on October 2, 2020, when it held that the Act applied to Plaintiff’s husband’s 25-year term life insurance policy under the theory that the payment of premiums “renewed” Plaintiff’s policy after the effective date of the Act. However, the District Court in Moriarty also ruled on October 2, 2020, that various fact issues precluded a final determination as to AGL’s liability and what (if any) corresponding damages may have resulted. In addition, the District Court denied Plaintiff’s motion for class certification without prejudice on November 25, 2020. On February 7, 2022, Plaintiff filed motions for summary judgment and class certification; AGL has opposed both motions. In addition, on February 7, 2022, AGL filed a motion for partial summary judgment, which Plaintiff has opposed. The District Court heard arguments on these motions on April 11, 2022. Proceedings are ongoing in other California cases that raise similar industry-wide issues. We have accrued our current estimate of probable loss with respect to this litigation.

Standard of Care Development

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace. For further information regarding standard of care developments, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

Business Interruption Insurance Recoveries

The Company did not receive any business interruption insurance recoveries during the periods covered by this statement.

21. RELATED PARTY TRANSACTIONS

Sale of Certain AIG Life and Retirement Retail Mutual Funds Business

On February 8, 2021, AIG announced that SunAmerica Asset Management, LLC (“SAAMCo”), a subsidiary of the Company, entered into a definitive agreement with Touchstone Investments (“Touchstone”), an indirect wholly-owned subsidiary of Western & Southern Financial Group, to sell certain assets of SAAMCo’s Retail Mutual Funds business. As of June 30, 2021, SAAMCo’s Mutual Funds business managed $7.1 billion in assets across eighteen funds. The

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

transaction closed on July 16, 2021 at which time initial proceeds were received, and twelve retail mutual funds managed by SAAMCo, with $6.8 billion in assets, were reorganized into Touchstone funds. Additional consideration may be earned over a three-year period based on asset levels in certain reorganized funds. Six retail mutual funds managed by SAAMCo and not included in the transaction were liquidated. AIG Life and Retirement will retain its fund management platform and capabilities dedicated to its variable annuity insurance products.

Events Related to AIG

On October 26, 2020, AIG announced its intention to separate its Life and Retirement business from AIG. On November 2, 2021, AIG and Blackstone Inc. (“Blackstone”) completed the acquisition by Blackstone of a 9.9 percent equity stake in Corebridge for $2.2 billion in an all cash transaction, subject to adjustment if the final pro forma adjusted book value is greater or lesser than the target pro forma adjusted book value. As part of the separation, most of AIG’s investment operations were transferred to Corebridge or its subsidiaries as of December 31, 2021, and AIG entered into a long-term asset management relationship with Blackstone to manage an initial $50 billion of our existing investment portfolio beginning in the fourth quarter of 2021, with that amount increasing by increments of $8.5 billion per year for five years beginning in the fourth quarter of 2022, for an aggregate of $92.5 billion. In addition, Blackstone designated one member of the Board of Directors of Corebridge, which consists of 13 directors. Pursuant to the definitive agreement, Blackstone will be required to hold its ownership interest in Corebridge following the completion of the separation of the Life and Retirement business, subject to exceptions permitting Blackstone to sell 25%, 67% and 75% of its shares after the first, second and third anniversaries, respectively, of the initial public offering of Corebridge (the “IPO”), with the transfer restrictions terminating in full on the fifth anniversary of the IPO.

While it is currently believed that the IPO is the next step in the separation of the Life and Retirement business from AIG, no assurance can be given regarding the form that future separation transactions may take or the specific terms or timing thereof, or that a separation will in fact occur. Any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission (“SEC”). For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

On November 1, 2021, Corebridge declared a dividend payable to AIG in the amount of $8.3 billion. In connection with such dividend, Corebridge issued a promissory note to AIG in the amount of $8.3 billion, which will be required to be paid to AIG prior to the initial public offering of Corebridge. AIG released a press release announcing the completion of the sale. As of February 16, 2022, no amounts have been paid under the promissory note. Please refer to AIG Form 10-K dated February 17, 2022 for additional information.

On December 15, 2021, AIG and Blackstone Real Estate Income Trust (BREIT), a long-term, perpetual capital vehicle affiliated with Blackstone, completed the acquisition by BREIT of AIG’s interests in a U.S. affordable housing portfolio for $4.9 billion, in an all cash transaction. AIG’s interests in the affordable housing portfolio sold were primarily held through Corebridge with the remainder held through SA Affordable Housing, LLC, an affiliate of the Company.

COVID-19

The COVID-19 pandemic is still evolving, but it has caused significant societal disruption and created adverse economic impacts relevant to our business, such as a mortality increase as compared to pricing expectations, volatility in the capital markets, disruptions in the labor market, supply chain disruption, and most recently, an inflationary environment.

We cannot estimate the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and liquidity. We also cannot, at this time, estimate the full extent to which the pandemic has caused and may continue to cause certain risks to our business, including those discussed herein, to be heightened or realized.

For further information regarding the impact of COVID-19 on AIG and its businesses, please refer to AIG’s Form 10-K for the year ended December 31, 2021.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities (Selkirk No.1 Investments, Selkirk No.3A Investments ), with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. Selkirk No.1 Investments and Selkirk No.3V Investments was redeemed in full in 2021.

Lighthouse VI

During 2013, the Company, along with its affiliate, The Variable Annuity Life Insurance Company (“VALIC”) executed three transactions (Lighthouse I, Lighthouse II, and Lighthouse III) in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA). In each transaction, a portion of the Company’s securities were transferred to the RSA of VALIC in exchange for other VALIC securities. As of October 2021, the CTFs for the Lighthouse I and Lighthouse II transactions were liquidated.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (Ambrose 2013-2, Ambrose 2013-3, Ambrose 2013-5, Ambrose 2014-6). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. As of May 2021, all of the structured securities issued by the Ambrose entities, held by the Company were redeemed in full.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home’s and National Union’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantees.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. (“AIGB”) entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB’s books related to this agreement was approximately $330,000 at December 31, 2021 and 2020. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2021, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

Effective January 1, 2011, AGL entered into a Reinsurance Agreement (AGL-1101) with AGC Life pursuant to which certain blocks of life business issued by AGL were ceded to AGCL. The Reinsurance Agreement was non-disapproved by the TDI and Missouri Department of Insurance. Amendment 29 to the reinsurance agreement was approved by the TDI and MDOI effective December 31, 2020 to add certain term and universal life policies issued by AGL on or after January 1, 2020 to the reinsurance agreement. Amendment 29 will be closed to new business as of December 31, 2021.

On June 2, 2020, in connection with AIG’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

On January 2, 2020, AGL sold its Houston Campus properties to an affiliate, 2929 REH, a newly formed limited liability company incorporated in the state of Texas. 2929 REH is owned by AIG Life Holdings, Inc. and Knickerbocker Corporation, a Texas corporation wholly owned by AIG Life Holdings, Inc. The sale of the properties is treated as a sale and leaseback transaction pursuant to SSAP 22R. The gain on sale of $253 million was recognized directly to special surplus funds and will be subsequently amortized to unassigned surplus over a 10 year period. Amortization for the period ending December 31, 2021 and 2020 were $25 million each year.

AIG Life Holdings, Inc. issued two senior promissory notes to AGL in the amount of $150 million and $200 million (“2019 Promissory Notes”), respectively in exchange for cash. Each of the promissory notes was supported by a guarantee issued by AIG for the benefit of AGL, with maturity dates of five and four years respectively and interest rates of 2.52% and 2.40% per year respectively. On December 30, 2019, the TDI issued a letter allowing AGL to record the total amounts due under each promissory note as an admitted asset for the period ending March 31, 2020 and in each subsequent quarter thereafter subject to certain conditions and in accordance with applicable provisions of SSAP 25.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation (“AGLIC Bermuda”) was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $263 million, $320 million, and $297 million in 2021, 2020 and 2019, respectively. AGLIC Bermuda made distributions to the Company of $113 million in 2021, $8 million in 2020 and $0 in 2019.

At December 31, 2021, the company’s unfunded capital commitment to US Fund I, US Fund II, US Fund III, Europe Fund I and Europe Fund II were approximately $87.5 million, $82.2 million, $128 million, $52.8 million and $192.2 million, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $90.7 million, $93.2 million, $128 million, $57.9 million and $229.9 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG, in which the Company and each such affiliate can borrow monies from AIG subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At both December 31, 2021 and 2020, the Company did not have notes payable balance outstanding under this facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities at December 31, 2021:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
AGLIC INVESTMENTS BERMUDA LTD.	$872	$-	$872	October 13, 2020
AGL LOAN INVESTMENTS CORPORATION	83	-	83	May 7, 2020
AIG Direct - SER B	4	4	-	NA
AIG Direct - SER A	4	4	-	NA
AIG Direct - NON VOTING	1	1	-	NA
AIG LIFE FUND HLDGS LTD	24	-	24	December 17, 2020
Sunamerica Affordable Housing LLC	349	-	349	NA
SunAmerica Asset Management LLC	48	48	-	NA
AIGGRE U.S. Real Estate Fund II, LP	184	-	184	NA
AIGGRE U.S. Real Estate Fund III, LP	226	-	226	NA
AIGGRE Europe Real Estate Fund I S.C.SP	31	-	31	NA
AIGGRE U.S. Real Estate Fund I, LP	(6)	-	(6)	NA
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	128	-	128	NA
AIGGRE U.S. Real Estate Fund IV, LP	112	-	112	NA
AIGGRE US Real Estate Fund IV Development Sidecar LP	1	-	1	NA
Southeast Industrial JV LLC	55	-	55	NA
Total	$2,116	$57	$2,059

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Capital Management Corporation, in the amount of $242 million and $823 million at December 31, 2021 and 2020, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $84 million and $100 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2021 and 2020, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $50 million, $43 million and $86 million under such agreements for expenses attributed to the Company but incurred by affiliates in 2021, 2020 and 2019, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $102 million in 2021, $119 million in 2020 and $111 million in 2019, respectively.

The majority of the Company’s Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

22. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2021 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
07383UGB5	$3,896	$3,784	$112	$3,784	$3,893	03/31/2021
93364AAB8	4,933	4,929	4	4,929	4,887	03/31/2021
32051GJ55	1,317	1,312	5	1,312	1,315	03/31/2021
161546HD1	1,550	1,498	52	1,498	1,535	03/31/2021
2254W0JD8	826	812	14	812	726	03/31/2021
073914C50	46	-	46	-	-	03/31/2021
073914C43	24	-	24	-	-	03/31/2021
22541QR79	2,262	2,257	5	2,257	2,186	03/31/2021
126670MC9	451	443	8	443	446	03/31/2021
5899296T0	112	107	5	107	109	03/31/2021
05530VAA7	1,195	1,195	-	1,195	1,164	03/31/2021
94986QAA1	11,564	11,499	65	11,499	11,039	03/31/2021
004421MW0	5,159	5,101	58	5,101	5,045	03/31/2021
126685DB9	1,362	1,265	97	1,265	1,297	03/31/2021
466247ED1	474	416	58	416	470	03/31/2021
61745MWR0	30	5	25	5	3	03/31/2021
126380AU8	671	582	89	582	532	03/31/2021
073914C76	16	-	16	-	-	03/31/2021
617445CM1	2	-	2	-	2	03/31/2021
073914D34	18	-	18	-	-	03/31/2021
693675BQ2	1,278	1,265	13	1,265	1,213	03/31/2021
693675BR0	733	732	1	732	692	03/31/2021
Quarterly Total	$37,919	$37,202	$717	$37,202	$36,554
3622MSAA0	$753	$710	$43	$710	$616	06/30/2021
31359UPW9	450	428	22	428	413	06/30/2021
466247GJ6	6	-	6	-	-	06/30/2021
885220HM8	1,342	1,338	4	1,338	1,443	06/30/2021
86359BXM8	33	33	-	33	33	06/30/2021
576434EX8	34	15	19	15	13	06/30/2021
5899296D5	49	18	31	18	18	06/30/2021
02149QAA8	29,578	17,925	11,653	17,925	28,237	06/30/2021
004421MR1	984	685	299	685	981	06/30/2021
Quarterly Total	$33,229	$21,152	$12,077	$21,152	$31,754
07384YNJ1	468	468	-	468	487	09/30/2021
92922FG93	3,814	3,814	-	3,814	5,468	09/30/2021
126673Z39	10,375	10,375	-	10,375	15,557	09/30/2021
86360WAD4	1,979	1,563	416	1,563	1,916	09/30/2021
362290AM0	80	64	16	64	74	09/30/2021
Quarterly Total	$16,716	$16,284	$432	$16,284	$23,502
		Year-end total	$13,226

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

23. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

disclosures. The Company has evaluated subsequent events through April 22, 2022, the date the financial statements were issued.

Following receipt of all regulatory approvals and the satisfaction of other conditions, effective as of January 1, 2022, AIG Life Holdings Inc., sold to an affiliate of Fortitude Re all of the outstanding capital stock of Fortitude Life & Annuity Solutions, Inc. (“FLAS”), a licensed third party administrator. Concurrent with the closing of the sale, the Company and its affiliate, USL, each entered into an administrative services agreement and a third party administration agreement with FLAS pursuant to which each company transferred administration to FLAS of its life and annuity businesses ceded to Fortitude Re and certain of its other life policies and annuity contracts.

On March 28th, 2022, AIG announced a strategic partnership with BlackRock, Inc. (“BlackRock”), through which BlackRock will manage a significant portion of fixed income and other assets in the AIG and Life & Retirement investment portfolios. The arrangements contemplate BlackRock managing up to $60 billion of the global AIG investment portfolio and up to $90 billion of the Life & Retirement investment portfolio. Additionally, BlackRock’s Aladdin platform will provide investment management technology for both AIG and Life & Retirement.

On March 29, 2022, AIG issued a press release announcing that its majority-owned subsidiary, Corebridge Financial, Inc., intends to commence a private offering of senior unsecured notes (the “Notes”) in connection with the previously announced separation of AIG’s Life and Retirement business. The Notes will be offered in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Company paid an ordinary dividend of $400 million to AGC Life Insurance Company on March 28, 2022.

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2021
Investment income earned:
Government bonds	$48
Other bonds (unaffiliated)	4,754
Bonds of affiliates	9
Preferred stocks (unaffiliated)	4
Common stocks (unaffiliated)	7
Common stocks of affiliates	326
Cash and short-term investments	14
Mortgage loans	949
Real estate	4
Contract loans	65
Other invested assets	1,348
Derivative instruments	167
Miscellaneous income	5
Gross investment income	$7,700

Real estate owned - book value less encumbrances	$9

Mortgage loans - book value:
Commercial mortgages	$20,471
Residential mortgages	1,553
Mezzanine loans	393
Affiliated commercial mortgages	24
Affiliated residential mortgages	80
Total mortgage loans	$22,521

Mortgage loans by standing - book value:
Good standing	$22,081
Good standing with restructured terms	405
Interest overdue more than 90 days, not in foreclosure	35
Foreclosure in process	-
Total mortgage loans	$22,521

Partnerships - statement value	$6,681

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$350
Common stocks	979

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$6,675
Over 1 year through 5 years	23,554
Over 5 years through 10 years	26,304
Over 10 years through 20 years	16,400
Over 20 years	35,474
Total maturity	$108,407

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$59,838
Class 2	40,881
Class 3	4,189
Class 4	2,932
Class 5	465
Class 6	102
Total by class	$108,407

Total bonds, short-term and cash equivalent bond investments publicly traded	$64,065
Total bonds, short-term and cash equivalent bond investments privately placed	44,343

Preferred stocks - statement value	$91
Common stocks - market value	1,144
Short-term investments - book value	632
Cash equivalents - book value	357
Options, caps and floors owned - statement value	729
Collar, swap and forward agreements open - statement value	127
Futures contracts open - current value	4
Cash on deposit	(188)

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2021
Life insurance in-force:
Industrial	$735
Ordinary	81,524
Credit	-
Group	4,058

Amount of accidental death insurance in-force under ordinary policies	4,600

Life insurance policies with disability provisions in-force:
Industrial	202
Ordinary	39,064
Group life	39

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	703
Income payable	378

Ordinary - involving life contingencies:
Amount on deposit	263
Income payable	80

Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,358
Deferred, fully paid - account balance	60,348
Deferred, not fully paid - account balance	41,214

Group:
Amount of income payable	552
Fully paid - account balance	535
Not fully paid - account balance	20,974

Accident and health insurance - premiums in-force:
Other	$76
Group	-
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$7,256
Dividend accumulations - account balance	535

Claim payments in 2021:
Group accident & health:
2021	$46
2020	75
2019	111
2018	466
2017	11,021
Prior	141,018

Other accident & health:
2021	(81,919)
2020	(58,930)
2019	(14,085)
2018	56,897
2017	67,620
Prior	287,144

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2021

(in millions)

1.   The Company’s total admitted assets as of December 31, 2021 are $217.1 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2021 are $146.8 billion.

2.   Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	OIA	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	OIA RE	802	0.50
c.	Amazon.com, Inc.	BONDS	755	0.50
d.	Duke Energy Corporation	BONDS	682	0.50
e.	Senior Direct Lending Program LLC	BONDS	618	0.40
f.	American Electric Power Company, Inc.	BONDS	600	0.40
g.	Microsoft Corporation	BONDS	580	0.40
h.	CVS Health Corporation	BONDS	565	0.40
i.	Comcast Corporation	BONDS	546	0.40
j.	Exelon Corporation	BONDS	533	0.40

3.   The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$59,839	40.80%	P/RP - 1	$74	0.10%
NAIC - 2	40,881	27.80	P/RP - 2	6	-
NAIC - 3	4,189	2.90	P/RP - 3	5	-
NAIC - 4	2,932	2.00	P/RP - 4	-	-
NAIC - 5	465	0.30	P/RP - 5	6	-
NAIC - 6	102	0.10	P/RP - 6	-	-

4.   Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$12,914	8.80%
b.	Foreign currency denominated investments	1,300	0.90
c.	Insurance liabilities denominated in that same foreign currency	-	-

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$10,369	7.10%
b.	Countries rated NAIC - 2	1,512	1.00
c.	Countries rated NAIC - 3 or below	1,033	0.70

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

6.   Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Cayman Islands	$2,379	1.60%
Country 2: United Kingdom	1,474	1.00
b. Countries rated NAIC - 2
Country 1: Mexico	495	0.30
Country 2: Indonesia	289	0.20
c. Countries rated NAIC - 3 or below
Country 1: Colombia	190	0.10
Country 2: Turkey	49	-

7.   Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$1,300	0.90%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1	$1,259	0.90%
b. Countries rated NAIC - 2	-	-
c. Countries rated NAIC - 3 or below	42	-

9.   Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
a. Countries rated NAIC - 1
Country 1: Ireland	$849	0.60%
Country 2: United Kingdom	307	0.20
b. Countries rated NAIC - 2
Country 1:	-	-
Country 2:	-	-
c. Countries rated NAIC - 3 or below
Country 1: Brazil	2	-
Country 2:	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

10.   Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	Royal Dutch Shell plc	NAIC 1 - Bonds	$324	0.20%
b.	Usil Finance Designated Activity Company	MORTGAGE LOAN	213	0.10
c.	HSBC Holdings plc	NAIC 1 & 2 - Bonds	200	0.10
d.	AstraZeneca PLC	NAIC 1 & 2 - Bonds	174	0.10
e.	Barclays PLC	NAIC 2 - Bonds	166	0.10
f.	Groupe BPCE	NAIC 1 & 2 - Bonds	152	0.10
g.	Deutsche Telekom AG	NAIC 2 - Bonds	136	0.10
h.	Enel S.p.A.	NAIC 2 - Bonds	132	0.10
i.	Cooperatieve Rabobank U.A.	NAIC 1 & 2 - Bonds	128	0.10
j.	Credit Suisse Group AG	NAIC 2 - Bonds	122	0.10

11.   Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12.   Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

13.   The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	Carlyle Group	$1,113	0.80%
b.	AIG Global Real Estate Investment Corp	802	0.50
c.	SUNAMERICA INVESTMENT INC.	349	0.20
d.	Think Investments LLC	283	0.20
e.	AIG Home Loan	262	0.20
f.	GENERAL ATLANTIC	211	0.10
g.	Federal Home Loan Banks	158	0.10
h.	Tiger Global Management LLC	155	0.10
i.	TEACHERS INSUR & ANNUITY	142	0.10
j.	MS Term Facility	134	0.10

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

14.   Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,813	1.20%

Largest three investments held in nonaffiliated, privately placed equities:
a.	Carlyle Alternative Opportunities Fund L.P.	$335	0.20
b.	Think Investments Fund LP	283	0.20
c.	AIG Home Loan 2 LLC	262	0.20

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	Carlyle Group	$1,113	$1,113	$-
b.	AIG Global Real Estate Investment Corp	802	-	802
c.	SUNAMERICA INVESTMENT INC.	349	349	-
d.	Think Investments LLC	283	283	-
e.	AIG Home Loan	262	262	-
f.	GENERAL ATLANTIC	211	211	-
g.	Tiger Global Management LLC	155	155	-
h.	TEACHERS INSUR & ANNUITY	142	142	-
i.	MS Term Facility	134	-	134
j.	Project Bard BRED Repo Loan (AIG)	129	-	129

15.   Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

16.   Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

		Amount	Percentage of Total Admitted Assets
a.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY	$366	0.20%
b.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555207, GBR	348	0.20
c.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK	333	0.20
d.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	284	0.20
e.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR	272	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	271	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	265	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	235	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	234	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555164, GBR	233	0.20

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$1,524	1.00%
b.	Mortgage loans over 90 days past due	63	-
c.	Mortgage loans in the process of foreclosure	1	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	36	-

17.   Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan-to-Value		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a.	above 95%	$-	-%	$127	0.10%	$-	-%
b.	91% to 95%	3	-	67	-	-	-
c.	81% to 90%	37	-	344	0.20	-	-
d.	71% to 80%	497	0.30	1,563	1.10	-	-
e.	below 70%	1,096	0.70	18,543	12.60	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19.  Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

20.   The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a.	Securities lending (do not include assets held as collateral for such transactions)	$2,107	1.40%	$1,530	$1,671	$1,695
b.	Repurchase agreements	117	0.10	116	148	131
c.	Reverse repurchase agreements	-	-	-	-	-
d.	Dollar repurchase agreements	-	-	-	-	-
e.	Dollar reverse repurchase agreements	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2021

(in millions)

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%
b. Income generation	-	-	-	-
c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$825	0.60%	$853	$825	$828
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$152	0.10%	$146	$156	$127
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2021

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$1,351	0.9%	$1,351	$-	$1,351	0.9%
All other governments	2,960	2.1	2,960	-	2,960	2.1
U.S. states, territories and possessions, etc. guaranteed	349	0.2	349	-	349	0.2
U.S. political subdivisions of states, territories, and possessions, guaranteed	336	0.2	336	-	336	0.2
U.S. special revenue and special assessment obligations, etc. non-guaranteed	6,820	4.8	6,820	-	6,820	4.8
Industrial and miscellaneous	92,129	64.5	92,129	-	92,129	64.5
Hybrid securities	525	0.4	525	-	525	0.4
Parent, subsidiaries and affiliates	350	0.2	350	-	350	0.2
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	2,955	2.1	2,955	-	2,955	2.1
Total long-term bonds	107,775	75.4	107,775	-	107,775	75.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	91	0.1	91	-	91	0.1
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	91	0.1	91	-	91	0.1
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	7	-	7	-	7	-
Industrial and miscellaneous Other (Unaffiliated)	158	0.1	158	-	158	0.1
Parent, subsidiaries and affiliates Publicly traded	872	0.6	872	-	872	0.6
Parent, subsidiaries and affiliates Other	115	0.1	106	-	106	0.1
Mutual funds	1	-	1	-	1	-
Total common stocks	1,153	0.8	1,144	-	1,144	0.8
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	1,633	1.1	1,633	-	1,633	1.1
Commercial mortgages	20,495	14.3	20,495	-	20,495	14.4
Mezzanine real estate loans	393	0.3	393	-	393	0.3
Total valuation allowance	(245)	(0.2)	(245)	-	(245)	(0.2)
Total mortgage loans	22,276	15.5	22,276	-	22,276	15.6
Real estate:
Properties occupied by company	6	-	6	-	6	-
Properties held for production of income	3	-	3	-	3	-
Properties held for sale	-	-	-	-	-	-
Total real estate	9	-	9	-	9	-
Cash, cash equivalents and short-term investments:
Cash	(188)	(0.1)	(188)	1,329	1,141	0.8
Cash equivalents	357	0.3	357	399	756	0.5
Short-term investments	632	0.4	632	-	632	0.4
Total cash, cash equivalents and short-term investments	801	0.6	801	1,728	2,529	1.7
Contract loans	1,184	0.8	1,164	-	1,164	0.8

Derivatives	1,082	0.8	1,082	-	1,082	0.8

Other invested assets	6,552	4.6	6,429	-	6,429	4.5

Receivables for securities	197	0.1	197	-	197	0.1

Securities lending	1,727	1.2	1,727	XXX	XXX	XXX

Other invested assets	91	0.1	91	-	91	0.1

Total invested assets	$142,938	100%	$142,786	$1,728	$142,787	100%

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply: ________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more features which may result in delays in payment in form of in fact:

(a)	Provisions that permit the reporting of losses to be made less frequent than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of Contract	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance - new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ X ] No [ ]		Yes [ ] No [ X ] N/A [ ]

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2021

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(e)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(f)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below: